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                                                                   Exhibit 10.31







                           EMPLOYEES' RETIREMENT PLAN
                                       OF
                                  AMETEK, INC.

                        (Restated as of January 1, 1998)
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                           EMPLOYEES' RETIREMENT PLAN
                                       OF
                                  AMETEK, INC.

                        (Restated as of January 1, 1998)


              WHEREAS, there was adopted the Employees' Retirement Plan of AMETEK, Inc. (hereinafter referred to as the "Plan"), effective December 29, 1942; and

              WHEREAS, the Plan was amended and restated, in its entirety, effective January 1, 1976 and again, effective January 1, 1985, and again, effective January 1, 1989 and has been amended from time to time thereafter; and

              WHEREAS, the Company now desires to restate the Plan in its entirety incorporating all amendments through December 31, 1997;

              NOW, THEREFORE, the Plan is hereby restated as follows:

              FIRST: The Plan is hereby restated to read in its entirety as set forth herein, effective January 1, 1998, except as otherwise specified herein. To the extent that an earlier effective date of a Plan provision is required by applicable law, the provision shall be effective as of such earlier date. Otherwise, the provisions of the Plan, as restated, shall apply only to an Employee who performs an hour of service on or after January 1, 1998.

              SECOND: The provisions of the Plan as heretofore in effect shall continue to be applicable to all persons who retired or otherwise terminated their employment prior to January 1, 1998.
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                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I - Definitions And Construction.......................................1

ARTICLE II - Participation

     2.1   Participation as of January 1, 1989................................12
     2.2   Other Employees....................................................12
     2.3   Employees Not Eligible to Participate..............................12
     2.4   Participation - One Year of Service................................12
     2.5   Transfer of Employment.............................................13
     2.6   Termination of Participation.......................................13
     2.7   Participant Information............................................13

ARTICLE III - Service

     3.1   Credited Service...................................................14
     3.2   Severance From Service Date........................................14
     3.3   Absence of Less than Twelve Months.................................15
     3.4   Absence of More than Twelve Months.................................15
     3.5   One Year Period of Severance.......................................15
     3.6   Credited Service for Certain Absences..............................16

ARTICLE IV - Benefits

     4.1   Normal Retirement Pension..........................................17
     4.2   Early Retirement Pension...........................................17
     4.3   Disability Retirement Pension......................................18
     4.4   Deferred Vested Pension............................................19
     4.5   Death Benefits.....................................................20
     4.6   Limitation on Benefits.............................................23
     4.7   Participant Information............................................29
     4.8   Qualified Domestic Relations Order.................................29

ARTICLE V - Payment Of Benefits

     5.1   Married Participants...............................................30
     5.2   Unmarried Participants ............................................31
     5.3   Optional Forms of Payment..........................................32
     5.4   Suspension of Benefits.............................................33
     5.5   Accruals While Benefits Are In Pay Status..........................36
     5.6   Direct Rollovers...................................................37
     5.7   Application for Benefits...........................................37
     5.8   Beneficiary Designation............................................38
     5.9   Incapacity.........................................................38
     5.10  Assignment and Alienation..........................................39
     5.11  Limitations on Commencement and Duration of
           Benefits...........................................................39


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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE VI - Transfer of Employment

     6.1   Definitions........................................................41
     6.2   Transfer of Employment.............................................41
     6.3   Subsequent Service as Employee.....................................42
     6.4   Additional Limitations.............................................42

ARTICLE VII - Contributions and Funding

     7.1   Contributions......................................................44
     7.2   Assets Held in Trust...............................................44
     7.3   No Reversion of Trust Assets.......................................44
     7.4   Benefits Payable from Trust Fund...................................44
     7.5   Forfeitures........................................................44
     7.6   Administrative Expenses............................................44
     7.7   Appointment of Trustee, Actuary and Investment
           Manager............................................................44
     7.8   Funding Policy.....................................................45

ARTICLE VIII - Administrative Committee And
               Plan Administrator

     8.1   Administrative Committee...........................................46
     8.2   Appointment of Committee...........................................46
     8.3   Removal of Member..................................................46
     8.4   Acceptance of Appointment..........................................46
     8.5   Action by Committee................................................46
     8.6   Employment of Agents...............................................47
     8.7   Compensation and Expenses of Committee.............................47
     8.8   Committee Powers...................................................47
     8.9   Claims for Benefits................................................48
     8.10  Liability for Contributions........................................49
     8.11  Plan Administrator.................................................49
     8.12  Compensation and Expenses of
           Plan Administrator.................................................50
     8.13  Allocation of Duties...............................................50
     8.14  Participation of Committee Members and
           Plan Administrator.................................................50
     8.15  Books and Records..................................................50
     8.16  Fiduciary Standard.................................................50
     8.17  Indemnification....................................................51
     8.18  Dispute as to Duties...............................................51


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ARTICLE IX - Adoption, Amendment, Termination Or Transfer
             of Assets

     9.1   Adoption by Other Companies........................................52
     9.2   Amendment or Termination...........................................52
     9.3   Termination of Plan................................................52
     9.4   Withdrawal by Participating Employer...............................53
     9.5   Distribution of Benefits Upon Termination..........................53
     9.6   Limitation on Benefits.............................................54
     9.7   Amendment to Vesting Schedule......................................55
     9.8   Merger of Plan.....................................................55

ARTICLE X - Top Heavy Plans

     10.1  Definitions........................................................56
     10.2  Top-Heavy Vesting..................................................59
     10.3  Minimum Benefits...................................................60
     10.4  Maximum Benefits...................................................60
     10.5  Aggregation of Employers...........................................61
     10.6  No Suspension of Benefits..........................................61

ARTICLE XI - Miscellaneous

     11.1  No Rights Implied..................................................62
     11.2  Exclusive Benefits Rule............................................62
     11.3  Exclusive Benefit..................................................63
     11.4  No Employment Contract.............................................63
     11.5  More than One Fiduciary Capacity...................................63
     11.6  Governing Law......................................................63
     11.7  Statutory References...............................................63


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                           EMPLOYEES' RETIREMENT PLAN
                                       OF
                                  AMETEK, INC.

                                    ARTICLE I

                          DEFINITIONS AND CONSTRUCTION


              The following words and phrases shall have the meanings set forth below unless the context clearly indicates otherwise:

         1.1. "Accrued Annual Pension" at Normal Retirement Date (or projected to Normal Retirement Date) shall mean, with respect to any Participant or Former Participant, an amount equal to 102% of the sum of:

              (a) Thirty-two percent (32%) of the Participant's or Former Participant's Average Annual Compensation not in excess of his Covered Compensation, plus forty percent (40%) of his Average Annual Compensation in excess of his Covered Compensation, with such sum multiplied in the case of a Participant or Former Participant whose Credited Service is less than 15 years at Normal Retirement Date (or whose Credited Service at his Normal Retirement Date will be less than 15 years if he continues to be an Employee to such date) by the ratio that the number of years of Credited Service at his Normal Retirement Date (or the number of years of Credited Service which he would have at his Normal Retirement Date if he continues to be an Employee until such date) bears to 15 (but in no event more than one); and

              (b) For retirements on and after January 1, 1990, one-half of one percent (0.5%) of such Participant's or Former Participant's Average Annual Compensation multiplied by the number of years of Credited Service at Normal Retirement Date (or the number of years of Credited Service he will have at his Normal Retirement Date if he continues to be an Employee until such date) which are in excess of 15 years but not in excess of 25 years.

If a Participant continues to be an Employee past his Normal Retirement Date, his Accrued Annual Pension as of his Deferred Retirement Date or Mandatory Distribution Date shall be recomputed under the preceding sentence (i) by substituting his Deferred Retirement Date or Mandatory Distribution Date, as the case may be, for his Normal Retirement Date and (ii) by taking into account all years of Credited Service through his Deferred Retirement Date or Mandatory Distribution Date.

If a Participant's or Former Participant's Accrued Annual Pension is being computed as of a date prior to his Normal Retirement Date, the Accrued Annual Pension shall be that portion of the amount determined under the first sentence of this Section 1.1 as the number of years of the Participant's or Former Participant's


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Credited Service on his Severance From Service Date bears to the Credited
Service which he will have had at his Normal Retirement Date if he continues to be an Employee until such date. In no event shall the Accrued Annual Pension of any Participant or Former Participant be less than 102% of the product of $192 multiplied by the number of his years of Credited Service. For purposes of this
Section 1.1 a Participant's or Former Participant's years of Credited Service shall include whole years and fractions thereof, as determined in accordance with Article III.

              Notwithstanding the foregoing, each Section 401(a)(17)Employee's Accrued Annual Pension under this Plan will be the greater of the Accrued Annual Pension determined for the Participant under (c) or (d) below:

              (c) The Participant's Accrued Annual Pension determined in accordance with the terms of the Plan in effect on or after January 1, 1994, taking into account the Participant's total years of Credited Service; or

              (d)  The sum of:

                   (i) The Participant's Accrued Annual Pension as of December 31, 1993, frozen in accordance with section 1.401(a)(4)-(13) of the regulations, multiplied by a fraction (not less than 1) the numerator of which is the Average Annual Compensation of the Participant for the Plan Year in which the determination is being made (as limited by Section 401(a)(17)), using the same definition and compensation formula in effect as of December 31, 1993, and the denominator of which is the Participant's Average Annual Compensation as of December 31, 1993, using the definition and compensation formula in effect as of December 31, 1993; and

                   (ii) The Participant's Accrued Annual Pension determined in accordance with the terms of the Plan in effect on or after January 1, 1994, taking into account only the Participant's years of Credited Service earned on or after January 1, 1994.


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              Notwithstanding the foregoing, each section 401(a)(17) Employee's
Accrued Annual Pension under this Plan shall be limited to an amount equal to the Accrued Annual Pension determined in accordance with the terms of the Plan applicable to Participants who are not Section 401(a)(17) Employees, and based on Average Annual Compensation calculated pursuant to the requirements of
Section 401(a)(17) of the Code as in effect as of December 31, 1993.

              A Section 401(a)(17) Employee means an Employee whose current Accrued Annual Pension as of any determination date on or after January 1, 1994, is based in whole or in part on compensation for a plan year, prior to January 1, 1994, that exceeded $150,000.

         1.2. "Actuarial Equivalent" shall mean equality in value of the aggregate sums to be received under different forms of payment or at different times, or both, under the Plan, determined using the UP-1984 Mortality Table, unrated for the Pensioner and set back three years for any co-pensioner, and 8% interest, compounded annually. Notwithstanding the foregoing, solely for the purposes of Option 3 of Subsection 5.3(a), the Actuarial Equivalent reduced pension shall be equal to the pension benefit payable pursuant to Article IV divided by 1.02. Notwithstanding the foregoing, in the case of a lump sum distribution pursuant to Section 4.5(d) or an involuntary lump sum payment pursuant to Section 4.4(e), the single sum present value shall be calculated using the applicable mortality table promulgated under Code Section 417(e)(3) as in effect on the first day of the Plan Year and the applicable interest rate promulgated under Code Section 417(e)(3) for the fourth calendar month preceding the first day of the plan quarter during which the annuity starting date occurs.

         1.3. "Actuary" shall mean the actuarial firm appointed by the Company pursuant to Subsection 7.7(b).

         1.4. "Adjustment Factor" shall mean the cost-of-living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code, as applied for years beginning after December 31, 1987 and as applied to such items and in such manner as the Secretary shall provide; provided, however, that such adjusted dollar limit shall not become effective, for purposes of this Plan, for years ending prior to the calendar year for which such adjustment is announced.

         1.5. "Affiliated Company" shall mean any other corporation that is, along with the Company, a member of a controlled group of corporations (as defined in Section 414(b) of the Code); any other trade or business (whether or not incorporated) which, along with the Company, is under common control (as defined in Section 414(c) of the Code), or any other trade or business which is a member of an "affiliated service group" (as such term is defined in Section 414(m) of the Code or in regulations under


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
Section 414(o) of the Code) of which the Company is also a member.

         1.6. "Average Annual Compensation" shall mean the highest average annual Compensation paid a Participant by the Employer in any five consecutive Plan Years during the last ten consecutive Plan Years immediately prior to his actual date of retirement (in the event of retirement pursuant to Section 4.1 or Section 4.2), the date of his becoming disabled (in the event of retirement pursuant to Section 4.3), or the date his service terminates (in the case of a Participant entitled to a deferred vested pension benefit pursuant to Section
4.4 or 10.2), as the case may be. For purposes of determining Average Annual Compensation, (i) the year in which a Participant retires, becomes disabled or terminates, as the case may be, shall be included among the last ten consecutive Plan Years, and (ii) any Plan Year in which the Participant is paid or entitled to payment of Compensation for less than nine full calendar months shall be disregarded and the Plan Years immediately preceding or subsequent to any Plan Year or series of years which is so disregarded shall be deemed to be consecutive to each other.

         1.7. "Beneficiary" shall mean the person or persons designated by a Participant or Former Participant in accordance with Section 5.8, as the person or persons entitled to receive upon his death any benefit under the provisions of this Plan.

         1.8. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         1.9. "Committee" shall mean the Employees' Retirement Plan of AMETEK, Inc. Administrative Committee as appointed and serving pursuant to Article VIII.

         1.10. "Company" shall mean AMETEK, Inc., a Delaware corporation, and any successor corporation or corporations.

         1.11. "Compensation" shall mean an Employee's fixed salary, base pay, and commissions paid, severance benefits paid (except if paid in lump sum), bonuses accrued (whether or not paid), overtime paid to the Employee during the Plan Year in consideration for his personal services actually rendered to the Employer and settlement awards classified as back pay. Compensation shall not include awards, gifts, loans, fees, insurance and pension benefits, imputed income (resulting from the purchase of more than $50,000 of group term life insurance), personal use of company car, amounts included received by an Employee in lieu of benefits under the Company's flexible benefits program, stock or stock options, stock appreciation rights whether distributed in stock or cash or in kind, lump sum severance benefits and any and all other forms of deferred benefits; provided, however, that any amount which the Employer may contribute on behalf of any Employee who is also a participant in the AMETEK Retirement and Savings Plan or the

AMETEK, Inc. Flexible Benefits Plan pursuant to such Employee's election to reduce his salary shall be deemed to be a part of such Employee's Compensation for purposes of this Plan. Notwithstanding the preceding, Compensation for a Plan Year shall not include any amounts in excess of the limit prescribed in
Section 401(a)(17) of the Code, as adjusted for years beginning after December 31, 1988 by the Adjustment Factor. In determining the "Compensation" of an Employee for purposes of this limitation, the aggregation rules of Section 414(q)(6) of the Code shall apply to any Employee who is a member of a family of a 5% owner (within the meaning of Section 416(i) of the Code) or a Highly Compensated Employee in the group consisting of the 10 employees paid the highest compensation. However, in applying these rules the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 before the close of the Plan Year. If as a result of the application of such rules the adjusted 401(a)(17) limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section prior to the application of this limitation.

              In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000 as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

For plan years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

         1.12. "Covered Compensation" for a Plan Year, with respect to any Participant or Former Participant, shall mean the average (without indexing subsequent to his last Severance From Service Date) of the taxable wage bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which such Participant or Former Participant attains (or will attain) Social Security Retirement Age, rounded to the nearest whole multiple of $600.

         1.13. "Credited Service" shall have the meaning set forth in Section
3.1.


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         1.14. "Deferred Retirement Date" shall have the meaning set forth in
Subsection 4.1(a).

         1.15. "Disability Retirement Date" shall have the meaning set forth in Subsection 4.3(a).

         1.16. "Early Retirement Date" shall have the meaning set forth in Subsection 4.2(a).

         1.17. "Eligible Spouse" shall mean the spouse of a Participant or Former Participant to whom such Participant or Former Participant is married at his Pension Commencement Date. However, if such Participant or Former Participant dies prior to his Pension Commencement Date, his "Eligible Spouse" shall mean the spouse to whom he is married for at least one year at the date of his death. A former spouse shall be treated as an Eligible Spouse to the extent required under a Qualified Domestic Relations Order.

         1.18. "Employee" shall mean each person who is included on a salaried payroll of the Employer and who receives Compensation from the Employer, which is subject to withholding for United States federal income tax purposes; provided, however, that the term "Employee" shall in no event include any person who is a leased employee with respect to the Employer within the meaning of
Section 414(n) or (o) of the Code or an Employee employed at the Dixson Division. Notwithstanding the foregoing, "Employee" shall not include any person whose date of hire is on and after January 1, 1997 nor any person who returns to employment with the Employer or Affiliated Company following a Severance From Service Date occurring on and after January 1, 1997. Notwithstanding the foregoing, the term "Employee" shall not include any individual characterized by the Company as an "independent contractor," no matter how characterized by the Internal Revenue Service, other governmental agency or court.

         1.19. "Employer" shall mean the Company and any Affiliated Company that adopts this Plan and joins in the corresponding Trust with the consent of the Board of Directors of the Company. An Affiliated Company shall be considered an Employer only with respect to such period as the Affiliated Company participates in the Plan for the benefit of its Employees.

         1.20. "Employment Commencement Date" shall mean the date on which an Employee first performs an Hour of Service, or the date following a One Year Period of Severance which is treated as the Employee's new Employment Commencement Date pursuant to Section 2.4, as the case may be.

         1.21. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.


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         1.22. "Former Participant" shall mean a person who has ceased to be a
Participant, but who is entitled to immediate or deferred benefits under this Plan.

         1.23. "Hour of Service" shall mean:

              (a) Each hour for which the Employee is directly or indirectly paid, or entitled to payment, by the Employer or an Affiliated Company for the performance of duties, such hours to be credited to him for the calendar month in which the duties were performed;

              (b) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or an Affiliated Company, with such hours to be credited to the Employee for the calendar month or months to which the award or agreement pertains rather than the calendar month in which the award, agreement or payment is made; and

              (c) Each hour for which the Employee is directly or indirectly paid, or entitled to payment, by the Employer or an Affiliated Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), jury duty, or any other cause.

Notwithstanding anything to the contrary contained in this Section 1.23, an Employee shall not be credited with Hours of Service on account of payments made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation or unemployment compensation or disability insurance laws or which solely reimburse an Employee for medical or medically related expenses incurred by the Employee.

         1.24. "Investment Manager" shall mean the investment manager or managers, if any, appointed by the Company pursuant to Subsection 7.7(c).

         1.25. "Limitation Year" shall mean the calendar year.

         1.26. "Mandatory Distribution Date" shall mean the April 1st of the calendar year following the later of (a) the calendar year in which the Participant or Former Participant attains age 70-1/2, or (b) in the case of a Participant or Former Participant who attained age 70-1/2 before January 1, 1988, and who is not a 5% owner (within the meaning of Section 416(i) of the Code) at any time during the 5-Plan-Year period ending in the calendar year in which the Participant or Former Participant attains age 70-1/2, the calendar year in which the Participant or Former Participant terminates employment with the Employer and all Affiliated Companies. If a Participant or Former Participant described in clause (b) becomes a 5% owner at any time after such 5-Plan-Year period, his Mandatory Distribution Date shall be April 1 of the calendar year following the calendar year in which the Plan Year in which he becomes a 5% owner ends. Notwithstanding the foregoing, in the case of a Participant or Former Participant who attained age 70-1/2 on or after January 1, 1988, but before January 1, 1989, is not a 5% owner, and has not terminated employment with the Employer and all Affiliated Companies before January 1, 1989, Mandatory Distribution Date shall mean April 1, 1990.

         1.27. "Normal Retirement Age" shall mean the later of a Participant's or Former Participant's 65th birthday or the date an Employee completes at least 5 years of Credited Service.

         1.28. "Normal Retirement Date" shall mean the first day of the month following or coincident with the Participant's or Former Participant's attainment of Normal Retirement Age.

         1.29. "One Year Period of Severance" shall mean a period occurring when an Employee does not complete an Hour of Service within the twelve consecutive month period beginning on his Severance From Service Date, or any anniversary thereof.

         1.30. "Participant" shall mean an Employee eligible to participate in the Plan in accordance with Article II.

         1.31. "Pension Commencement Date" shall mean the first day of the first period for which a pension is payable as an annuity pursuant to the provisions of Article IV and, in the case of any benefit not payable in the form of an annuity, the first day on which all events have occurred entitling the Participant, Former Participant or Eligible Spouse to such benefit; provided, however, that in the case of a Pensioner who is receiving a disability retirement pension which pension ceases prior to the Participant's Normal Retirement Date, his Disability Retirement Date shall be disregarded in determining his Pension Commencement Date.

         1.32. "Pensioner" shall mean a Former Participant who is receiving benefits under the provisions of this Plan.

         1.33. "Period of Severance" shall mean the period commencing on an Employee's Severance from Service Date and ending on the date he first again performs an Hour of Service.

         1.34. "Plan" shall mean this Employees' Retirement Plan of AMETEK, Inc., as embodied herein and as amended from time to time.

         1.35. "Plan Administrator" shall mean the person, group of persons, firm or corporation serving as plan administrator pursuant to Section 8.11.

         1.36. "Plan Year" shall mean the calendar year.


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
         1.37. "Qualified Domestic Relations Order" shall mean a judgment, decree or order (including approval of a property settlement agreement) made pursuant to a state domestic relations law (including a community property law) which:

              (a) Relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant or Former Participant (the "Alternate Payee");

              (b) Creates or recognizes the existence of the Alternate Payee's right to, or assigns to the Alternate Payee the right to receive all or a portion of the benefits payable to a Participant or Former Participant under this Plan;

              (c) Specifies (i) the name and last known mailing address (if any) of the Participant or Former Participant and each Alternate Payee covered by the order, (ii) the amount or percentage of the Participant's or Former Participant's Plan benefits to be paid to the Alternate Payee, or the manner in which such amount or percentage is to be determined, and (iii) the number of payments or the period to which the order applies and each plan to which the order relates; and

              (d) Does not require the Plan to (i) provide any type or form of benefit, or any option not otherwise provided under the Plan, (ii) provide increased benefits, or (iii) pay benefits to the Alternate Payee that are payable under a prior Qualified Domestic Relations Order. Notwithstanding the foregoing, a Qualified Domestic Relations Order may provide that distribution commence as soon as administratively practicable following its determination as a Qualified Domestic Relations Order regardless of whether the Participant or Former Participant has incurred a Severance From Service Date, if the Order directs (A) that the payment of the benefits be determined as if the Participant or Former Participant had retired on the date on which payment is to begin under such Order, taking into account only the Participant's or Former Participant's Accrued Annual Pension as of such date, and (B) that the payment be made in a form in which such benefits may be paid under the Plan to the Participant or Former Participant other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his subsequent spouse, subject to any restrictions that may be prescribed by Treasury regulations issued under Section 401(a)(9) of the Code.

         1.38. "Qualified Joint and Survivor Annuity" shall mean a reduced pension for the life of the Participant or Former Participant with a survivor annuity for the life of his Eligible Spouse which is one-half of the amount of the annuity payable during their joint lives and shall be the Actuarial Equivalent of the pension benefit payable to him pursuant to Article IV; provided, however, that, if the Participant or Former Participant dies prior to his Pension Commencement Date but after electing a

100% joint and survivor annuity with his Eligible Spouse pursuant to Section 5.3, such 100% joint and survivor annuity shall be substituted for the 50% joint and survivor annuity described above for purposes of determining death benefits payable pursuant to Subsections 4.5(a), (b) or (c).

         1.39. "Severance From Service Date" shall have the meaning set forth in
Section 3.2.

         1.40. "Social Security Retirement Age" shall mean (a) age 65 if the Participant or Former Participant attains age 62 before January 1, 2000, (b) age 66 if the Participant or Former Participant attains age 62 after December 31, 1999 and before January 1, 2017 and (c) age 67 if the Participant or Former Participant attains age 62 after December 31, 2016.

         1.41. "Survivor Annuity Election Period" shall mean, with respect to each Participant or Former Participant, the 90-day period ending on his Pension Commencement Date.

         1.42. "Trust" shall mean the agreement of trust entered into between the Company and the Trustee, together with all amendments thereto and agreements in substitution therefor.

         1.43. "Trust Fund" shall mean the assets held by the Trustee for the benefit of Participants, Former Participants entitled to benefits, Pensioners and Beneficiaries under this Plan.

         1.44. "Trustee" shall mean the trustee or trustees appointed by the Company pursuant to Subsection 7.7(a), and any successor Trustee.

         Except when otherwise indicated by the context, any masculine terminology used herein also includes the feminine and neuter, and vice versa, and the definition of any term herein in the singular shall also include the plural, and vice versa. The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or section. All references to Articles and Sections shall mean and refer to Articles and Sections contained in this Plan, unless otherwise indicated.

         In determining time periods within which an event or action is to take place for purposes of the Plan, no fraction of a day shall be considered and any act, the performance of which would fall on a Saturday, Sunday, holiday or other non-business day, may be performed on the next following business day.

         It is the intention of the Employer that the Plan be qualified under the provisions of Sections 401(a) and 501(a) of the Code and under ERISA, and all provisions of this Plan shall be construed and interpreted in light of that intention.

         The titles and headings of Articles and Sections are intended for convenience of reference only and are not to be considered in construction of the provisions hereof.

                                   ARTICLE II

                                  PARTICIPATION

         2.1. Participation as of January 1, 1997. Subject to Section 2.3, each Employee who was eligible to participate in the Plan as of December 31, 1996 shall be a Participant in the Plan as of January 1, 1997, provided he is still an Employee as of such date.

         2.2. Other Employees. Subject to Section 2.3, any Employee, who is hired by the Employer or an Affiliated Company prior to January 1, 1997 and not referred to in Section 2.1 shall become a Participant on the January 1st or July 1st next following the date on which:

              (a) the Employee has attained age 21, and

              (b) completed one year of Credited Service taking into consideration the provisions of Article VI;

provided, that such person is an Employee as of such January 1st or July 1st, as the case may be.

         2.3. Employees Not Eligible to Participate. Notwithstanding any other provision of the Plan to the contrary, an Employee shall not be eligible to participate in the Plan if he is a participant in, eligible to participate in, or covered by any other pension, stock bonus or profit sharing plan (including participation as a Retirement Participant, but not including participation as a Participant, in the AMETEK Retirement and Savings Plan) which is qualified under the provisions of Section 401(a) of the Code and which is maintained by the Employer or to which the Employer contributes.

         2.4. Participation - One Year Period of Severance. If an individual is reemployed as an Employee after he incurs a One Year Period of Severance and:

              (a) the Credited Service earned by the individual prior to his Severance from Service Date is disregarded pursuant to Section 3.6, he shall be deemed a new Employee and he shall not qualify for participation in this Plan.

              (b) the Credited Service earned by the individual prior to his Severance from Service Date is restored pursuant to Section 3.6, he shall qualify for participation in this Plan on the date he again becomes an Employee (subject to Section 2.3), provided that he completes a year of Credited Service after he is reemployed in the one year period beginning with the first date following his Severance From Service Date on which he performs an Hour of Service.

         2.5. Transfer of Employment. If an Employee would be a Participant but for his being a participant in, eligible to participate in, or covered by, any other pension, stock bonus or profit sharing plan (including participation as a Retirement Participant, but not including participation as a Participant, in the AMETEK Retirement and Savings Plan) which is qualified under the provisions of
Section 401(a) of the Code and which is maintained by the Employer or to which the Employer contributes, he shall immediately become a Participant in this Plan on the first day he ceases being a participant in, eligible to participate in, or covered by such other qualified plan, provided he is still an Employee on such date.

         2.6. Termination of Participation. A Participant shall cease to be a Participant as of the earliest of (a) the date he ceases to be an Employee, (b) the date he becomes a participant in, eligible to participate in, or in a category of employees covered by, any other pension, stock bonus or profit-sharing plan (other than as a Participant, but not a Retirement Participant in the AMETEK Retirement and Savings Plan) which is qualified under the provisions of Section 401(a) of the Code and which is maintained by the Employer or to which the Employer contributes, or (c) his Severance From Service Date, and he shall be entitled to such benefits, if any, as he is entitled to under this Plan based upon his Credited Service and Accrued Annual Pension as of the date he ceases to be a Participant.

         2.7. Participant Information. The Employer shall from time to time furnish the Committee with relevant information with regard to the Employees eligible for participation in this Plan, including, without limitation, information as to their names, dates of birth, Employment Commencement Dates, compensation and periods of service. The Committee shall rely upon such information and shall be under no obligation to make inquiry with regard to the accuracy thereof.

                                   ARTICLE III

                                     SERVICE


         3.1. Credited Service. A Participant's Credited Service shall equal the total number of years of service and fractions thereof, rendered as an Employee (other than an Employee who is ineligible to participate pursuant to Section 2.3) during the period between his Employment Commencement Date and his last Severance From Service Date, subject to the other provisions of this Article III and Article VI.

         3.2. Severance From Service Date.

              (a) Severance From Service Date - Defined. An Employee's service with the Employer and all Affiliated Companies shall be deemed severed on the earlier of:

                   (i) the date the Employee quits, retires, is discharged or dies; or

                   (ii)  the later of

                         (A) the first anniversary of the first date of a period during which the Employee remains absent from service with the Employer and all Affiliated Companies, either with or without pay, for any reason other than those set forth in clause (i) of this Subsection (a); or

                         (B) the second anniversary of the first date of a period of absence from service with the Employer and all Affiliated Companies, for reasons of (1) the pregnancy of the Employee, (2) the birth of the Employee's child, (3) the placement of a child with the Employee in connection with the adoption of such child by such Employee or (4) caring for such child for a period beginning immediately following such birth or placement;

which date shall be known as his Severance From Service Date. In order for an absence to be considered as on account of the reasons described in Subsection
(a)(ii)(B), an Employee shall provide the Plan Administrator information establishing (I) that the absence from work is for reasons set forth in Subsection (a)(ii)(B), and (II) the number of days for which there was such an absence. Nothing in this Section 3.2 shall be construed as expanding or amending any maternity or paternity leave policy of the Employer or an Affiliated Company.

              (b) Special Rule for Maternity Leave. Notwithstanding anything to the contrary contained in this Section 3.2, if an Employee is continuously absent from service with the Employer and all Affiliated Companies for more than one year for a reason described in Subsection (a)(ii)(B), the period between the first and second anniversaries of the Employee's first date of absence shall not be a One Year Period of Severance but shall not be treated as Credited Service for any purpose under this Plan.

         3.3. Absence of Less than Twelve Months.

              (a) Return Within Twelve Months - General. If a Participant's or Former Participant's service with the Employer and all Affiliated Companies is severed pursuant to Subsection 3.2(a)(i) but he again performs an Hour of Service within twelve months of his Severance From Service Date, the intervening Period of Severance shall be deemed Credited Service.

              (b) Special Rule. Notwithstanding Subsection (a), if during an absence from service of twelve months or less, a Participant's or Former Participant's service with the Employer and all Affiliated Companies is severed pursuant to Subsection 3.2(a)(i) the Period of Severance beginning on his Severance From Service Date shall be deemed Credited Service only if he again performs an Hour of Service within twelve months from the date he was first absent from service.

         3.4. Absence of More than Twelve Months. A Participant shall not be granted Credited Service for any purpose under this Plan, from his Severance From Service Date to the first date, if any, on which he again completes an Hour of Service, except as provided under Section 3.3.

         3.5. One Year Period of Severance - Credit for Prior Service. If an Employee, who is not vested in his Accrued Annual Pension upon his Severance From Service Date which occurs on or after January 1, 1989, incurs five consecutive One Year Periods of Severance, his Credited Service accumulated prior to such Period of Severance shall be disregarded for all purposes under this Plan. If an Employee, who is vested in his Accrued Annual Pension upon his Severance From Service Date which occurs on or after January 1, 1989, incurs a One Year Period of Severance and subsequently resumes service with the Employer or an Affiliated Company, his Credited Service accumulated prior to such Period of Severance shall be restored to him for all purposes under this Plan. Notwithstanding the foregoing, if a Participant incurs a termination, is entitled to a Deferred Vested Pension pursuant to Section 4.4(a), receives an Immediate Lump Sum Payment pursuant to Section 4.4(e) and subsequently resumes service with the Employer or an Affiliated Company, his Credited Service accumulated prior to his Severance Period shall be restored to him for the sole purpose of determining his nonforfeitable right to his Accrued Annual Pension (but not the amount of his Accrued Annual Pension) and, to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation, compensation earned during his prior service with the Employer or an Affiliated Company shall be considered as having been received from the Company.

         3.6. Credited Service for Certain Absences. Notwithstanding anything to the contrary contained in this Article III, periods of absence of a Participant or Former Participant on or after January 1, 1976 due to (a) an authorized leave of absence in excess of twelve months but not in excess of twenty-four months, either with or without pay, or (b) voluntary or involuntary service in the Armed Forces of the United States in excess of twelve months, shall be deemed to be Credited Service (and no Severance From Service Date shall be deemed to have occurred), provided that the Participant or Former Participant returns to service with the Employer or an Affiliated Company as an Employee (subject to Section 2.3) immediately after such authorized leave of absence or within the time after his discharge from the Armed Forces in which, as a matter of law, he has re-employment rights, as the case may be. Failure of the Participant or Former Participant to return to service with the Employer or an Affiliated Company as an Employee (subject to Section 2.3) within the time specified in this Section 3.7 shall cause such period of absence to be treated as if the Participant's service was severed pursuant to Subsection 3.2(a)(ii).

                                   ARTICLE IV

                                    BENEFITS


         4.1. Normal Retirement Pension.

              (a) Eligibility. A Participant or Former Participant who is employed by an Employer or an Affiliated Company at his Normal Retirement Age shall have a nonforfeitable right to a normal retirement pension. Such a Participant or Former Participant shall be entitled to receive his normal retirement pension commencing on (i) his Normal Retirement Date, or (ii) if he continues in the employ of the Employer or an Affiliated Company past his Normal Retirement Age, on the earlier of (A) the first day of the month following his actual retirement (unless payment must commence earlier pursuant to Section 5.4), which date shall be known as his Deferred Retirement Date, or (B) his Mandatory Distribution Date.

              (b) Time and Amount of Benefit. A Participant's or Former Participant's normal retirement pension shall be in an annual amount equal to the greater of (i) his Accrued Annual Pension at his Pension Commencement Date or (ii) the largest annual early retirement pension which could have been payable to the Participant under Section 4.2. The normal retirement pension shall commence on the Participant's Normal Retirement Date, Deferred Retirement Date, or Mandatory Distribution Date as the case may be, and shall continue for his life.

         4.2. Early Retirement Pension.

              (a) Eligibility. A Participant or Former Participant who has not attained his Normal Retirement Age, but whose Severance From Service Date occurs after he has attained his 55th birthday and completed ten years of Credited Service (which date shall be known as his Early Retirement Date), shall, if he is not entitled to a disability retirement pension, be entitled to apply, prior to his Normal Retirement Date, for an early retirement pension. A Participant or Former Participant described in the preceding sentence shall be entitled to receive his early retirement pension beginning, at his election, on the first day of the month next following his Early Retirement Date or on the first day of any subsequent month which is not later than his Normal Retirement Date. A Participant's or Former Participant's election of a Pension Commencement Date which is prior to his Normal Retirement Date must be made in writing, on such form and at such time in advance as may be prescribed by the Committee, but no earlier than 90 days prior to his Pension Commencement Date and in no event earlier than the date he receives the notice described in Section 5.1(d).

              (b) Time and Amount of Benefit. A Participant's or Former Participant's early retirement pension shall be in an annual amount equal to his Accrued Annual Pension determined at his Early Retirement Date, reduced by 5/9ths of 1% for each month between his Pension Commencement Date and his Normal Retirement Date. The early retirement pension shall commence on the Pension Commencement Date elected by the Participant or Former Participant and shall continue for his life.

         4.3. Disability Retirement Pension.

              (a) Eligibility. A Participant or Former Participant who has not attained his Normal Retirement Age, but who has completed ten years of Credited Service and is entitled to a disability pension under the Federal Social Security Act, shall be entitled to apply for a disability retirement pension commencing as of the first day of the month following or coincident with the date his disability pension from Social Security commences, which date shall be known as his Disability Retirement Date; provided, however, that the Participant's or Former Participant's disability occurs while he is employed by the Employer or an Affiliated Company.

              (b) Time and Amount of Benefit. A Participant's or Former Participant's disability retirement pension shall be in an annual amount equal to his Accrued Annual Pension determined at his Severance From Service Date. The disability retirement pension shall commence, at the election of the Participant or Former Participant, on the Participant's or Former Participant's Disability Retirement Date, or on the first day of any month thereafter (on which he remains disabled) but not later than his Normal Retirement Date, and shall continue only during his period of disability under the rules of the Social Security Administration. A Participant's or Former Participant's election of a Pension Commencement Date must be made in writing, on such form and at such time in advance as may be prescribed by the Committee, but no earlier than 90 days prior to his Pension Commencement Date and in no event earlier than the date he receives the notice described in Section 5.1(d). In the event the disability retirement pension continues to be paid after he attains age 65, the actual monthly pension amount payable shall be reduced by $1.00, without regard to the form of benefit elected.

              (c) Recovery Prior to Age 65. If a Pensioner who is receiving a disability retirement pension recovers from his disability under the rules of the Social Security Administration prior to attaining age 65, then:

                   (i) If such Pensioner again becomes an Employee, his entitlement to benefits from this Plan and his Accrued Annual Pension when he later ceases to be an Employee shall be determined on the basis of his Credited Service to his prior Severance From Service Date and from his return to Employee status until his last Severance From Service Date, but the actual monthly pension amount payable shall be reduced by $1.00, without regard to the form of benefit elected.

                   (ii) If such Pensioner does not again become an Employee, his entitlement to benefits from this Plan, if any, and the amount thereof, shall be based on his Accrued Annual Pension and his Credited Service determined at his Severance From Service Date, but the actual monthly pension amount payable shall be reduced by $1.00, without regard to the form of benefit elected.

              (d) Proof of Continuing Disability. Once a year the Committee may request any Pensioner receiving a disability retirement pension who has not attained age 65 to furnish evidence that he continues to be entitled to a disability pension from the Social Security Administration. Should any Pensioner refuse or be unable to submit such evidence within 60 days of such request, his disability retirement pension shall be discontinued as of the 60th day following the request and shall not again commence until he furnishes the evidence, and should he fail to furnish the evidence within one year of such request, he shall be deemed to have recovered from his disability.

         4.4. Deferred Vested Pension.

              (a) Eligibility. A Participant or Former Participant who is not currently qualified for or is not receiving a normal retirement pension, early retirement pension or disability retirement pension, but who ceases to be an employee of the Employer and all Affiliated Companies (other than by reason of death) after he has completed at least five years of Vesting Service, shall have a nonforfeitable right to apply for and receive a deferred vested pension commencing at his Normal Retirement Date.

              (b) Time and Amount of Benefit - General. A terminated Participant's or Former Participant's deferred vested pension shall be in an annual amount equal to his Accrued Annual Pension determined as of his Severance From Service Date. The deferred vested pension shall commence on his Normal Retirement Date, except as provided in Subsection (c) and shall continue for his life.

              (c) Time and Amount of Benefit - Early Commencement. A terminated Participant or Former Participant who has completed at least ten years of Credited Service and is entitled to a deferred vested pension may, on any date on or after his 55th birthday but prior to his 65th birthday, apply for a reduced retirement pension which shall be in an annual amount equal to his Accrued Annual Pension determined at his Severance From Service Date, reduced by 5/9ths of 1% for each month between his Pension Commencement Date and his Normal Retirement Date. The reduced deferred vested pension shall be in lieu of the deferred vested pension described in Subsection (b) and shall commence, as elected by the Participant or Former Participant, on the first day of the month following his 55th birthday or the first day of any month thereafter and shall continue for his life; provided, that no deferred vested pension shall commence later than his Normal Retirement Date. A Participant's or Former Participant's election of a Pension Commencement Date which is prior to his Normal Retirement Date must be made in writing, on such form and at such time in advance as may be prescribed by the Committee, but no earlier than 90 days prior to his Pension Commencement Date and in no event earlier than the date he receives the notice described in
Section 5.1(d).

              (d) Nonvested Former Employees. If the present value of a Participant's or Former Participant's vested Accrued Annual Pension at the time of his termination of employment with the Employer and all Affiliated Companies is zero, the Participant or Former Participant shall be deemed to have received a lump sum payment of his entire vested Accrued Annual Pension as of the date of his termination of employment.

              (e) Involuntary Lump Sum Payment. If at any time a Participant or Former Participant has incurred a termination but has not begun to receive payments and is entitled to a Deferred Vested Pension that has an Actuarial Equivalent present value of less than $3,500, the Actuarial Equivalent present value of the Accrued Annual Pension payable at Normal Retirement Date for the life of the Participant or Former Participant shall be paid to such Participant or Former Participant in a lump sum in lieu of, and in full satisfaction of, his benefit under this Plan. Neither the consent of the Participant, Former Participant nor his spouse shall be necessary to make such payment. Upon the making of such payment, neither the Participant, Former Participant nor his spouse shall have any further benefit under this Plan.

              Effective as of December 1st of each Plan Year, the Committee shall recalculate the Actuarial Equivalent present value of the benefit of each Participant or Former Participant who has incurred a termination and is entitled to a Deferred Vested Pension, but whose benefits are not yet in pay status, to determine whether the Actuarial Equivalent present value of the benefit is less than $3,500 in which case such benefit shall be paid to the Participant or Former Participant in accordance with the provisions of this Section 4.4(e).

         4.5. Death Benefits.

              (a) Participants Eligible for Normal or Early Retirement. If a Participant or Former Participant:

                   (i) Completes ten or more years of Credited Service and attains age 55 but continues in the employ of the Employer or an Affiliated Company;

                   (ii) Attains his Normal Retirement Age but continues in the employ of the Employer or an Affiliated Company; or

                   (iii) Retires pursuant to Section 4.2;

and thereafter dies prior to his Pension Commencement Date and leaves a surviving Eligible Spouse, his Eligible Spouse shall receive for the remainder of her lifetime an annual pension equal to the annual pension which would have been payable to her had the Participant or Former Participant retired described in clause (i) or (ii) of this Subsection (a) on the date of his death, or in the case of a Former Participant described in clause (iii) of this Subsection (a) on the date of his actual retirement, and survived and elected to commence receiving his benefits on the Pension Commencement Date elected by the Eligible Spouse in the form of a Qualified Joint and Survivor Annuity and died on the following day. Benefits payable under this Subsection (a) shall commence, as elected in writing by the Eligible Spouse within 90 days of the Pension Commencement Date, on the first day of any month following the Participant's or Former Participant's death but not later than the Participant's or Former Participant's Normal Retirement Date, unless death occurs after such date in which case benefits shall commence on the first day of the month following death. Benefits shall be payable commencing on the Pension Commencement Date elected by the Eligible Spouse and shall continue for the lifetime of the surviving Eligible Spouse.

              (b) Vested Participants. If a Participant or Former Participant who is vested in any portion of his Accrued Annual Pension pursuant to Section
4.4 (or Section 10.2) ceases to be an employee of the Employer and all Affiliated Companies by reason of death prior to the earliest age at which he would have been eligible to retire and receive a pension pursuant to Sections
4.1 or 4.2, his surviving Eligible Spouse, if any, shall receive the annual pension which would have been payable to her if the Participant or Former Participant had:

                   (i)   Separated from service on the date of death;

                   (ii) Survived to the Pension Commencement Date elected by the Eligible Spouse;

                   (iii) Commenced receiving his benefit in the form of a
                         Qualified Joint and Survivor Annuity at that date, and

                   (iv)  Died on the following day.

Any benefit payable to a surviving Eligible Spouse under this Subsection (b) shall commence, as elected in writing by the Eligible Spouse within 90 days of the Pension Commencement Date, on the earliest date on which the Participant would have been eligible to receive a pension had he survived or the first day of any month thereafter, but not later than the Participant's Normal

Retirement Date. Benefits shall be payable commencing on the Pension Commencement Date elected by the Eligible Spouse and shall continue for lifetime of the surviving Eligible Spouse.

              (c) Vested Former Participants. If a Former Participant who ceased to be an employee of the Employer and all Affiliated Companies is entitled to a deferred vested pension pursuant to Section 4.4 (or Section 10.2) but subsequently dies prior to his Pension Commencement Date, his surviving Eligible Spouse, if any, shall receive the annual pension which would have been payable to her if the Former Participant had:

                   (i) Survived to the Pension Commencement Date elected by the Eligible Spouse;

                   (ii) Commenced receiving his benefit in the form of a Qualified Joint and Survivor Annuity at that date; and

                   (iii) Died on the following day.

Any benefit payable to a surviving Eligible Spouse pursuant to this Subsection
(c) shall commence, as elected in writing by the Eligible Spouse within 90 days of the Pension Commencement Date, on the earliest date on which the Former Participant would have been eligible to receive a pension had he survived or the first day of any month thereafter, but not later than the Former Participant's Normal Retirement Date. Benefits shall be payable commencing on the Pension Commencement Date elected by the Eligible Spouse and shall continue for the lifetime of the surviving Eligible Spouse.

              (d) Cash-Outs. Notwithstanding anything to the contrary contained in this Plan, if an annuity benefit which is payable to the surviving Eligible Spouse of a deceased Participant or Former Participant pursuant to Subsections
(b) or (c):

                   (i)   Has a present value of $3,500 or less, or

                   (ii) Has a present value of more than $3,500 and the surviving Eligible Spouse requests a lump sum distribution, in writing immediately following the death of the Participant or Former Participant;

the Committee shall make an immediate lump sum distribution of the present value of such annuity. Any such lump sum distribution shall be in complete discharge of the Plan's obligation with respect to such benefit. In no event shall the lump sum payable under Subsection (d) be less than the lump sum applicable to the Accrued Annual Pension as of November 30, 1996, where such lump sum is calculated using the mortality table that would have been used under the Plan as of November 30, 1996 and an interest rate equal to less of (i) 8% compounded annually, or

(ii) the interest rate that would be used by the Pension Benefit Guaranty Corporation to determine the present value of a lump sum distribution upon a plan termination as of the last date of the calendar quarter preceding the distribution.

              (e) Participant Eligible for Deferred Early Retirement Benefit. If a Participant or Former Participant, each of whom is eligible for early retirement pursuant to Section 4.2, dies prior his Pension Commencement Date, and does not have a surviving Eligible Spouse, his Beneficiary shall receive a single sum death benefit equal to 60 times the monthly pension amount the Participant or Former Participant would have been entitled to receive had the payment of his early retirement pension commenced immediately prior to the Participant's or Former Participant's death in the payment form set forth in Option 3 of Subsection 5.3(a). Such payment shall be made as soon as administratively practicable following the Participant's or Former Participant's death, but no later than December 31 of the calendar year containing the fifth anniversary of the Participant's or Former Participant's death.

              (f) Lump Sum Death Benefit. In addition to any other death benefits payable under this Section 4.5, upon receipt of proof satisfactory to the Committee of the death of a Pensioner who is receiving:

                   (i) A pension benefit under this Plan other than a deferred vested pension; or

                   (ii) A disability pension due to a disability which commenced prior to the disabled former Employee's 60th birthday,

a single sum death benefit in the amount of $1,000 for retirements prior to January 1, 1990 and $5,000 for retirements occurring on and after January 1, 1990, will be paid to his Beneficiary.

         4.6. Limitation on Benefits. The following limitations shall apply to the Accrued Annual Pensions of Participants and Former Participants who complete an Hour of Service at any time on or after the first day of the first Limitation Year beginning on or after January 1, 1987.

              (a) General. Notwithstanding any other provision contained in this Plan, a Participant's or Former Participant's projected annual benefit attributable to employer contributions shall not, in any Limitation Year, exceed the lesser of:

                   (i) $90,000, as adjusted by the Adjustment Factor for each Limitation Year; or

                   (ii) 100% of the Participant's or Former Participant's average compensation for the three consecutive calendar years of participation during which he received the greatest aggregate compensation from the Employer or any Related Employer.

              (b) Form of Payment. If the annual benefit is paid in a form other than a straight life annuity or a Qualified Joint and Survivor Annuity, the limitations of this Section 4.6 shall apply to the annual benefit by adjusting it so that it is the Actuarial Equivalent of a straight life annuity.

              (c) Adjustment of Limitation. If payment of the annual benefit begins before the Participant or Former Participant attains his Social Security Retirement Age, the $90,000 limit contained in Subsection (a)(i) shall be adjusted so that it is the Actuarial Equivalent of an annual benefit of $90,000, multiplied by the Adjustment Factor, beginning at the Participant's or Former Participant's Social Security Retirement Age. The adjustment provided for in the preceding sentence shall be consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act for benefits that begin to be paid on or after age 62, and the interest rate assumption used in adjusting the benefit for years prior to age 62 shall not be less than 5%. If payment of the annual benefit of a Participant or Former Participant begins after the Participant or Former Participant attains his Social Security Retirement Age, the $90,000 limit contained in Subsection
(a)(i) shall be adjusted so that it is the Actuarial Equivalent of a benefit of $90,000, multiplied by the Adjustment Factor, beginning at his Social Security Retirement Age; provided, that the interest rate assumption used for such calculation shall not be greater than 5%.

              (d) Exceptions to the General Limitation. No benefit shall be deemed in violation of the limitation expressed in this Section 4.6 if the amount of the benefit does not exceed $10,000 for the current Plan Year or any prior Plan Year, and the Employer or a Related Employer has not at any time maintained a defined contribution plan in which the Participant or Former Participant participated.

              (e)  Less than Ten Years of Participation.

                   (i) For a Participant or Former Participant who has fewer than ten years of participation in the Plan, the limitation set forth in Subsection (a)(i) (as adjusted by Subsection (c)) shall be reduced by multiplying such limit by a fraction, the numerator of which is the number of the Participant's or Former Participant's years of participation in the Plan and the denominator of which is ten.

                   (ii) For a Participant or Former Participant who has completed less than ten years of Credited

                         Service with the Employer (or Related Employer), the limitations set forth in Subsection (a)(ii) and Subsection (d) shall be adjusted by multiplying such amounts by a fraction, the numerator of which is the Participant's or Former Participant's years of Credited Service, and the denominator of which is ten.

              (f) Limitation on Reductions. In no event shall Subsection (e) reduce the limitations set forth in Subsections (a) and (d) to an amount that is less than 1/10th of the applicable limitation (determined without regard to Subsection (e)).

              (g) Application to Changes in Benefit Structure. To the extent provided by the Secretary of the Treasury, Subsections (e) and (f) shall be applied separately with respect to each change in the benefit structure of the Plan.

              (h) Coordination with Defined Contribution Plan. If a Participant or Former Participant in this Plan is also a participant in a defined contribution plan maintained by the Employer or a Related Employer, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction shall not exceed 1.0. To the extent that the sum of the fractions would otherwise exceed 1.0, the Participant's or Former Participant's allocations and benefits shall be reduced in the following order:

                   (i) Any "after-tax" employee contribution made to any qualified plan maintained by the Employer or a Related Employer shall be returned to the Participant, in the order last contributed to the respective plans;

                   (ii) The Accrued Annual Pension under this Plan shall be reduced to the extent necessary to comply with the limitation requirements of this Section 4.6; and

                   (iii) Employer contributions, if applicable, to any defined contribution plan (within the meaning of Section 414(i) of the Code) shall be adjusted in accordance with the terms of that defined contribution plan.

Notwithstanding anything in this Section 4.6 to the contrary, if the Plan satisfied Section 415 of the Code as in effect for the last Limitation Year beginning prior to January 1, 1987, an amount shall be subtracted permanently from the numerator of the Defined Contribution Plan Fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the Defined Benefit Plan and Defined Contribution Plan Fractions computed under Section 415(e)(1) of the Code as amended effective January 1, 1987 does not exceed 1.0 for such Limitation Year.

              (i) Combining Plans. For purposes of applying the limitations of this Section 4.6, all defined benefit plans maintained by the Employer or a Related Employer (whether or not terminated) are to be treated as one defined benefit plan, and all defined contribution plans maintained by the Employer or a Related Employer (whether or not terminated) are to be treated as one defined contribution plan. Any contributions to a defined benefit plan made by an Employee shall be deemed to be made under a separate defined contribution plan.

              (j)  Defined Benefit Plan Fraction - Defined. For purposes of this
Section 4.6, the term "Defined Benefit Plan Fraction" shall mean, for any Limitation Year, with respect to a defined benefit pension plan (whether or not terminated) maintained by the Employer or a Related Employer, including this Plan, a fraction:

                   (i) the numerator of which is the Participant's or Former Participant's projected annual benefit under all such plans (determined as of the close of such year); and

                   (ii) the denominator of which is the lesser of (A) the product of 1.25 times $90,000 (multiplied by the Adjustment Factor and adjusted as described in Subsections (c) and (e)(ii)), or (B) the product of 1.4 times 100% of the Participant's or Former Participant's average compensation for the three consecutive calendar years of participation in such defined benefit pension plan during which he received the greatest aggregate compensation from the Employer and any Related Employer, adjusted as described in Subsection (e)(ii).

              (k) Defined Contribution Plan Fraction - Defined. For purposes of this Section 4.6, the term "Defined Contribution Plan Fraction" shall mean, for any Limitation Year, with respect to a defined contribution plan (whether or not terminated) maintained by the Employer or a Related Employer, a fraction:

                   (i) the numerator of which is the sum of the Annual Additions allocated to the Participant's or Former Participant's accounts under all such plans in such Limitation Year and for all prior Limitation Years; and

                   (ii) the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and for each prior Limitation Year: (A) the product of 1.25 times $30,000 (adjusted in accordance with

                         Section 415(c)(1)(A) of the Code), provided, however, that such adjusted dollar limit shall not become effective, for purposes of this Plan, for Limitation Years ending prior to the January 1st of the calendar year for which such adjustment is announced, or (B) 35% of the Participant's or Former Participant's compensation for such year.

              (l) Annual Additions Defined. For purposes of this Section 4.6, the term "Annual Addition" shall mean, for each Limitation Year, with respect to any defined contribution plan maintained by the Employer or a Related Employer, the sum of:

                   (i) The portion of the contribution made by the Employer (or a Related Employer) which is allocated to the Participant's or Former Participant's account, including the contribution, if any, made by the Employer pursuant to the Participant's or Former Participant's deferral election made under the AMETEK Retirement and Savings Plan;

                   (ii) The portion of the forfeitures, if any, allocated to the Participant's or Former Participant's account;

                   (iii) The Participant's or Former Participant's
                         non-deductible contributions; plus

                   (iv) Amounts described in Sections 415(l)(1) and 419A(d)(2) of the Code.

The term "Annual Addition" shall not include any tax free rollover or plan-to-plan transfer made to such defined contribution plan nor any earnings allocable to any account thereunder.

              (m) Compensation - Defined. For purposes of this Section 4.6 the term "compensation" shall mean a Participant's or Former Participant's wages, salary, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer or a Related Employer (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses); provided, however, that the term "compensation" shall not include contributions made by the Employer or a Related Employer on behalf of the Participant or Former Participant to this Plan or any other plan of deferred compensation, to the extent that, before the application of the limitations of Section 415 of the Code, such contributions are not includible in the gross income of the Participant or Former Participant for the taxable year in which contributed, nor contributions made by the Employer or a Related Employer to a Simplified Employee Pension described in Section 408(k) of the Code, to the extent such contributions are deductible by the Participant under Section 219 of the Code, nor any amounts realized on the exercise of a non-qualified or incentive stock option, or when restricted stock (or property) held by a Participant or Former Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, nor amounts realized from the sale, exchange, or other disposition of stock acquired under an incentive stock option, nor any amounts which receive special tax benefits, such as premiums for group term life insurance, to the extent not includible in the gross income of the Participant or Former Participant for Federal income tax purposes.

              (n) Related Employer - Defined. For purposes of this Section 4.6, the term "Related Employer" shall mean any other corporation that is, along with the Employer, a member of a controlled group of corporations (as defined in Section 414(b) of the Code, as modified by Section 415(h) thereof) or any other trade or business (whether or not incorporated) which, along with the Employer, is under common control (as defined in Section 414(c) of the Code, as modified by Section 415(h) thereof) or any other employer which is a member of an "affiliated service group" (as such term is defined in Section 414(m) of the Code or in regulations under Section 414(o) of which the Employer is also a member.

              (o) Determination of Survivor Benefits. If a Participant's or Former Participant's benefit is otherwise limited by this Section 4.6, the benefit payable to the Participant's or Former Participant's Eligible Spouse under Section 4.5(a), (b) or (c) or under a Qualified Joint and Survivor Annuity or a joint and survivor annuity described in Option 1 of Section 5.3 shall be based upon the Participant's or Former Participant's benefit without regard to this Section and the limitations of this Section shall apply to the resulting benefit payable to the Eligible Spouse.

              (p) Effective Date. The limitations described in this Section 4.6 shall become effective with respect to the Plan and Participants and Former Participants as is required to comply with Section 415 of the Code as amended by the Tax Reform Act of 1986 and subsequent legislation, but shall not reduce any benefit which was accrued by an individual under the Plan prior to the first day of the Limitation Year beginning in 1987, using the applicable maximum dollar limitations then in effect; provided, however, that this sentence shall not apply to any individual who was not a Participant or Former Participant as of the first day of the first Limitation Year that began in 1987. For purposes of this Subsection (p), no change in the Plan after May 5, 1986 and no cost of living adjustment after May 5, 1986 shall be taken into account.

         4.7. Participant Information.

              (a) From Employer. The Employer shall from time to time furnish the Committee with relevant information with regard to Participants, former Participants, Pensioners and Beneficiaries, including, without limitation, information as to their retirement, death or other cause for severance of employment. The Committee shall rely upon such information and shall be under no obligation to make inquiry with regard to the accuracy thereof.

              (b) From Participants. Each Participant, Former Participant, Pensioner, Eligible Spouse, Beneficiary or other person who is entitled to a pension or other benefit under this Plan shall file with the Committee such information as the Committee may reasonably require to establish his eligibility for such pension or other benefit before he shall be entitled to such pension or other benefit.

         4.8. Qualified Domestic Relations Orders. If the Committee has determined that a domestic relations order which pertains to the benefits under this Plan of a Participant or Former Participant is a Qualified Domestic Relations Order, then the amount of benefits otherwise payable under this Plan, to such Participant or Former Participant, or his Beneficiary, as the case may be, shall be reduced by the actuarial value of any amounts paid or payable pursuant to such Order, as determined at the time of payment under the terms of the Order to the Alternate Payee.

                                    ARTICLE V

                               PAYMENT OF BENEFITS


         5.1. Married Participants.

              (a) Benefits Paid as Qualified Joint and Survivor Annuity. If a Participant or Former Participant has an Eligible Spouse on his Pension Commencement Date, his pension benefits shall be paid in the form of a Qualified Joint and Survivor Annuity, unless the Participant or Former Participant has elected another form of benefit payment pursuant to the provisions of Subsection
(c) of this Section 5.1.

If a Participant's or Former Participant's pension commences after January 1, 1991 and is paid in the form of either a Qualified Joint and Survivor Annuity or in accordance with Option 1 of Section 5.3 providing a 100% survivor annuity to his Eligible Spouse and the Eligible Spouse of such Participant or Former Participant dies prior to the date which is ten years after the Participant's or Former Participant's Pension Commencement Date, the monthly amount of the benefit to which the Participant or Former Participant is entitled shall be increased, effective with the first monthly pension payment following the death of the Eligible Spouse, to a monthly payment equal to the single life annuity to which he was entitled pursuant to the applicable provisions of Article IV at his Pension Commencement Date.

              (b) Payment of Qualified Joint and Survivor Annuity. A Qualified Joint and Survivor Annuity shall be paid in monthly installments and shall be payable on the first day of each month commencing with the Participant's or Former Participant's Pension Commencement Date, and shall continue to, and include, the month in which he or his Eligible Spouse dies, whichever is later.

              (c) Election of Optional Forms. A Participant or Former Participant referred to in Subsection (a) shall have the right to elect, during the Survivor Annuity Election Period, to receive all his benefits under this Plan in a form other than that of a Qualified Joint and Survivor Annuity, pursuant to one of the Options set forth in Section 5.3; provided, however, that except in the case of a Joint and 100% Survivor Annuity with his Eligible Spouse as beneficiary such election shall not take effect unless:

                   (i) His Eligible Spouse (or the Eligible Spouse's legal guardian if the Eligible Spouse is legally incompetent) has signed a written waiver form, which has been notarized or witnessed by a Plan representative, consenting to the Participant's or Former Participant's election and to the specific form of payment and/or alternate Beneficiary elected; or

                   (ii) The Participant or Former Participant demonstrates, to the satisfaction of the Committee, that his Eligible Spouse cannot be located.

Any election or revocation made pursuant to this Subsection (c) shall be in writing in a form satisfactory to the Committee. Notwithstanding anything to the contrary contained in this Subsection (c), post-retirement death benefits shall be payable in accordance with Subsection 4.5(f).

              (d) Information to Participant. During the Survivor Annuity Election Period, but not less than 30 days prior to his Pension Commencement Date, the Plan Administrator shall furnish the Participant or Former Participant with a written notification (hereinafter referred to as the "Notification"), setting forth, in non-technical language the following:

                   (i) The terms and conditions of all available forms of payment, including information explaining the relative values of each form of payment;

                   (ii) The right to make an election to waive the automatic form of payment applicable to the Participant or the Former Participant and the financial effect of such an election;

                   (iii) The rights of a Participant's or Former Participant's
                         Eligible Spouse;

                   (iv) The right to revoke a previous election to waive the automatic form of payment and the financial effect of such a revocation; and

                   (v) If the Participant or Former Participant has not attained Normal Retirement Age, the Participant's or Former Participant's right to defer commencement of his benefit until Normal Retirement Age.

         5.2. Unmarried Participants. If a Participant or Former Participant does not have an Eligible Spouse at his Pension Commencement Date, he shall receive his pension as an annuity payable for life in accordance with the provisions of Article IV, unless he elects, during the Survivor Annuity Election Period, to receive all of his pension benefits under this Plan in a form other than a single life annuity, pursuant to one of the Options set forth in Section
5.3. A pension benefit under this Section 5.1 shall be payable to the Pensioner on the first day of each month, commencing with his Pension Commencement Date and continuing to, and including, the month in which his death occurs. During the Survivor Annuity Election Period, but not less than 30 days prior to his Pension Commencement Date, the Plan Administrator shall provide an unmarried Participant or Former Participant with written information similar to the information described in Section 5.1(d) that is provided to married Participants.

         5.3. Optional Forms of Payment.

              (a) Types of Options. Subject to the provisions of Sections 5.1 and 5.2, any Participant or Former Participant may, by written notice in a form satisfactory to the Committee, during the Survivor Annuity Election Period, elect to receive his benefit in accordance with one of the following Options:

         Option 1.

         A reduced pension, which is the Actuarial Equivalent of the pension benefit payable to him pursuant to Article IV, payable during the Pensioner's life, with the provision that after his death a pension in a monthly amount of either 100% or 50% of the pension payable during such Pensioner's life shall be paid during the life of, and to, a contingent annuitant designated by him at the time of his election of this Option, with no other amounts payable under this Plan other than the lump sum death benefit described in 4.5(f), if applicable.

         Option 2.

         A reduced pension, which is the Actuarial Equivalent of the pension benefit payable to him pursuant to Article IV, payable during the Pensioner's life, provided, that if the Pensioner dies before having received 120 monthly payments, such payments shall continue to be paid to his Beneficiary until a total of 120 such payments have been made, with no other amounts payable under this Plan other than the lump sum death benefit described in 4.5(f), if applicable.

         Option 3.

         A reduced pension, which is the Actuarial Equivalent of the pension benefit payable to him pursuant to Article IV, payable during the Pensioner's life, provided, that if the Pensioner dies before having received 60 monthly payments, such payments shall continue to be paid to his Beneficiary until a total of 60 such payments have been made, with no other amounts payable under this Plan other than the lump sum death benefit described in 4.5(f), if applicable.

         Option 4.

         A pension, as provided under Section 4.2 hereof, payable during the life of the Pensioner, with no other amounts payable under this Plan other than the lump sum death benefit described in 4.5(f), if applicable.

If a Participant or Former Participant has designated a contingent annuitant under Option 1 of this Subsection (a) who is other than his spouse, the percentage payable to the contingent annuitant after the Participant's or Former Participant's death may not exceed the applicable percentage from the table set forth in Schedule I. If a Participant or Former Participant has designated a Beneficiary under Option 2 or Option 3 of this Subsection (a), the number of monthly payments guaranteed shall be calculated so that the number of guaranteed monthly payments remaining as of the beginning of the calendar year preceding the Participant's or Former Participant's Mandatory Distribution Date does not exceed the joint life expectancy of the Participant or Former Participant and his Beneficiary, or if less, and the Beneficiary is not the spouse, the applicable number from the table set forth in Schedule II. The payment of benefits pursuant to Options 1, 2, 3 or 4 shall be in monthly installments payable on the first day of the month. Notwithstanding anything to the contrary contained in this Subsection (a), post-retirement death benefits shall be payable in accordance with Subsection 4.5(f).

              (b) Death of Beneficiary. If a Beneficiary designated under one of the foregoing Options dies prior to the Participant's or Former Participant's Pension Commencement Date, the election of that Option shall automatically be nullified and the Participant or Former Participant may make a new election, subject to the provisions of Sections 5.1 and 5.2 and this Section 5.3. If the Participant or Former Participant fails to make a new election and he has an Eligible Spouse, his benefits shall be paid in the form of a Qualified Joint and Survivor Annuity and if the Participant or Former Participant does not have an Eligible Spouse, he shall be deemed to have elected Option 4 of Subsection (a) and the payment of benefits under this Plan shall be made accordingly. If a Beneficiary designated under Option 2 or Option 3 dies after commencing to receive benefits under such Option but prior to the time the 120th monthly payment or 60th monthly payment, as the case may be, has been made under such Option, the actuarial value of the remaining monthly payments to be made under such Option shall be paid in a single sum to the Beneficiary's estate.

         5.4. Suspension of Benefits.

              (a) Suspensions After Normal Retirement Date. No benefit shall be paid to any Participant or Former Participant under the Plan during any period of employment or reemployment after a Participant's or Former Participant's Normal Retirement Date and prior to his Mandatory Distribution Date with respect to any month in which the Participant or Former Participant has any Suspension Service, as described in Subsection 5.4(a)(i) hereof.

              (i) Suspension Service. A Participant or Former Participant shall be deemed to have Suspension Service in any month which is after his Normal Retirement Date, but prior to his Mandatory Distribution Date, in which he completes an Hour of Service on eight (8) or more days in such month and, effective January 1, 1991, in which he completes 100 or more Hours of Service.
(ii) Commencement or Recommencement of Benefits. Benefits suspended under this Subsection (a) shall commence or recommence no later than the earliest of (A) the first day of the month next following the Participant's or Former Participant's termination of employment with the Employer and all Affiliated Companies, (B) the Participant's or Former Participant's Mandatory Distribution Date, or (C) the first day of the month following the month in which he first fails to have Suspension Service. The resumed benefit payments shall be recalculated on the basis of Compensation earned and years of Credited Service (if any) credited during such period of Suspension Service, and no actuarial or other adjustment shall be made to the Participant's or Former Participant's benefit to reflect payments suspended with respect to those months during which such Participant or Former Participant had Suspension Service. In addition, such resumed payment shall be offset by (1) any benefit paid with respect to a month in which the Participant had Suspension Service where the amount so paid has not been returned or repaid to the Plan as described in Subsection 5.4(a)(iii) and
(2) any payment described in Subsection 5.4(b).

              (iii) Offset. To the extent that the Plan has paid benefits to a Participant or Former Participant with respect to any month in which he has Suspension Service which amounts have not previously been recovered by the Plan, the Plan shall defer commencement or recommencement of benefits under Subsection 5.4(a)(ii) hereof for a period of two (2) calendar months, or until the amounts paid with respect to months in which the Participant or Former Participant has Suspension Service have been recovered (without interest), whichever is the first to occur. If, at the end of the said two-month period there remains an unrecovered amount which was paid to the Participant or Former Participant during or with respect to a period of Suspension Service, such amount shall be recovered (without interest) by the Plan by reducing each benefit payment due the Participant or Former Participant or his Eligible Spouse or Beneficiary after benefit commencement or recommencement by the lesser of:

              (A) the excess of the amount of the benefits paid to the Participant or Former Participant with respect to months in which he had Suspension Service over the amount of such benefits which have been restored to, or recovered by the Plan, or

              (B) 25% of the Participant's or Former Participant's monthly (or periodic) benefit payments.

              (iv) Notifications. No payment shall be withheld or suspended by the Plan pursuant to this Subsection (a) until the Plan has notified the Participant or Former Participant by personal delivery or first class mail of the fact that such withholding or suspension is occurring or will occur. Such notification will contain a detailed description of the specific reasons why benefit payments are being suspended or withheld, a general description of the Plan provisions relating to the suspension of benefit payments, a copy of such provisions, and a statement that the applicable Department of Labor regulations governing suspensions of benefits may be found at Title 29, Code of Federal Regulations, "2530.203-3. The notification shall also advise the Participant, Former Participant, Eligible Spouse or other Beneficiary to whom directed of the Plan's procedure for affording a review of the suspension of benefits.

         (b) Suspensions Prior to Normal Retirement Date. If a Pensioner is reemployed by the Employer or an Affiliated Company after his Pension Commencement Date and prior to his Normal Retirement Date, benefits otherwise payable to the Pensioner shall be suspended under this Subsection 5.4(b) during each month of the Pensioner's period of reemployment prior to his Normal Retirement Date in which he completes 100 or more Hours of Service. If the reemployed Pensioner continues in employment beyond his Normal Retirement Date, his benefits shall continue to be suspended in accordance with Subsection (a) and shall recommence as described in that Subsection. If the reemployed Pensioner again has a termination of employment with the Employer and all Affiliated Companies prior to his Normal Retirement Date, the Pensioner's benefits, recalculated on the basis of Compensation and years of Credited Service (if any) earned during the period of suspension, shall commence to be paid pursuant to Section 4.2 or 4.4, whichever applies, as if the Pensioner had not previously elected a Pension Commencement Date. In either event, the Pensioner's benefits upon recommencement shall be reduced by the Actuarial Equivalent of the benefits paid prior to the Pensioner's Normal Retirement Date.

         (c) Form of Payment of Recommenced Benefits. A Pensioner whose benefits have been suspended during a period of reemployment after a Pension Commencement Date which occurred prior to his Normal Retirement Date shall be entitled to elect the form of payment for his entire benefit, including amounts accrued both before and during reemployment, in accordance with Article V. A Pensioner whose benefits have been suspended during a period of reemployment after a Pension Commencement Date which occurred on or after his Normal Retirement Date shall have his entire benefit, including amounts accrued both before and during reemployment, paid in the form elected by the Pensioner on his prior Pension Commencement Date.

         5.5. Accruals While Benefits Are In Pay Status.

              (a) In the event that a Participant is credited with a benefit accrual during and/or after the Plan Year in which the Participant attains Normal Retirement Age and after the distribution of benefits has commenced hereunder, the amount of pension payable to the Participant as determined as of his Pension Commencement Date shall be adjusted annually as of each January 1 following his Pension Commencement Date, up to and including the January 1 next following the date the Participant ceases to accrue benefits under the Plan. Such annual adjustment shall include any increase (but not any decrease) in the Participant's Accrued Annual Pension as a result of additional years of Credited Service and Compensation (including, for any period that would not constitute Suspension Service under Subsection 5.4(a)(i), an Actuarial Equivalent adjustment to such increase to reflect payment commencing after Normal Retirement Age) since the Participant's Pension Commencement Date or the last such annual adjustment, whichever applies. In addition, such annual adjustment shall be reduced (but not below zero) by the Actuarial Equivalent of any benefits paid to the Participant since his Pension Commencement Date during any period that would have constituted Suspension Service under Subsection 5.4(a)(i) had the Participant not reached his Mandatory Distribution Date, to the extent not previously taken into account under this Section; provided, however, that the amount, if any, of the benefits paid to the Participant which exceeds the amount the Participant would have received if distribution had been made in the automatic form of benefits described in Section 5.1 or 5.2, whichever applies, for such Participant shall be disregarded in determining the Actuarial Equivalent of such benefits for purposes of the reduction described in this sentence.

              (b) If a Participant is reemployed as an Employee after his Pension Commencement Payment Date and prior to his Normal Retirement Date under circumstances in which his benefit is not suspended under Section 5.4(b), he shall continue to receive the same benefit during the period of reemployment as he was receiving immediately prior to reemployment until the earlier of:

                 (i) the date the Participant again terminates employment with the Employer and all Affiliated Companies; or

                 (ii) his Normal Retirement Date,

when the Participant's benefit shall be adjusted to reflect the results of recalculation of his benefit taking into account the Participant's age on such date and Compensation and years of Credited Service (if any) earned during the period of reemployment. Such recalculated benefit shall be reduced by the

Actuarial Equivalent of the benefits paid prior to the Participant's Normal Retirement Date.

         5.6. Direct Rollovers. Effective January 1, 1993, in the event any payment or payments to be made to a person pursuant to the Plan (other than any portion not includible in gross income) would constitute an "eligible rollover distribution" within the meaning of Section 401(a)(31)(C) of the Code and regulations thereunder, such person may request that, in lieu of payment to the person, all or part of such eligible rollover distribution be rolled over directly to the trustee or custodian of an "eligible retirement plan" within the meaning of Section 401(a)(31)(D) of the Code and regulations thereunder. Any such request shall be made in writing, on the form and subject to such requirements and restrictions as may be prescribed by the Committee for such purpose pursuant to Treasury regulations, at such time in advance of the date payment would otherwise be made as may be prescribed by the Committee. For purposes of this Section, a "person" shall include an Employee or former Employee or his Eligible Spouse or his spouse or former spouse who is an alternate payee under a Qualified Domestic Relations Order.

         5.7. Application for Benefits. Benefit payments shall commence when properly written application for same is received by the Committee. In the event that a Participant or Former Participant, or the Eligible Spouse or Beneficiary of a deceased Participant or Former Participant entitled to benefits under
Section 4.5 fails to apply to the Committee by the earlier of (a) the Participant's or Former Participant's Normal Retirement Date or the date of his termination of employment with the Employer and all Affiliated Companies, if later, or (b) the end of the calendar year in which the Participant or Former Participant attains age 70-1/2, the Committee shall make diligent efforts to locate such individual and obtain such application. In the event the individual fails to make application by the Participant's or Former Participant's Mandatory Distribution Date, the Committee shall commence distribution as of the Mandatory Distribution Date without such application. No payments shall be made for the period in which benefits would have been payable if the individual had made timely application therefor; provided, however, that, if the Pension Commencement Date has been delayed until after the Participant's or Former Participant's Normal Retirement Date solely by reason of failure to make application, and not by reason of Suspension Service as described in Subsection 5.4(a)(i), the benefit payable (a) to the Participant or Former Participant on and after his Pension Commencement Date, or (b) to his Eligible Spouse pursuant to Section 4.5 on and after the Eligible Spouse's Pension Commencement Date, shall be equal to the Actuarial Equivalent of the benefit the Participant or Former Participant or the Eligible Spouse would have received had benefits commenced on the Normal Retirement Date, as determined to reflect the deferral of benefit commencement.

         5.8. Beneficiary Designation. If a Participant or Former Participant has an Eligible Spouse, his Eligible Spouse shall be his Beneficiary unless the Participant or Former Participant designates someone other than his Eligible Spouse as his Beneficiary (other than a contingent Beneficiary) and the Eligible Spouse consents to such designation. If the Participant or Former Participant does not have an Eligible Spouse, or if his Eligible Spouse consents, the Participant or Former Participant shall have the right to designate someone else as a Beneficiary, which term shall include a contingent annuitant under Option 1 of Subsection 5.3(a), to receive the amount, if any, payable pursuant to this Plan upon his death and may from time to time change any such designation in accordance with procedures established by the Committee. Notwithstanding anything in this Plan to the contrary, the consent of the Eligible Spouse shall not be required in the event a Participant or Former Participant designates someone other than the Eligible Spouse as Beneficiary only with respect to benefits payable pursuant to Subsection 4.5(f). Each such designation shall be in a written instrument filed with the Committee, and shall be in such form as may be required by the Committee. In the event that a Participant or Former Participant designates someone other than his Eligible Spouse as his Beneficiary (other than as a contingent Beneficiary or for purposes of Subsection 4.5(f)), such Beneficiary designation shall not be effective unless (A) the Eligible Spouse consents to such Beneficiary designation in writing, in a form acceptable to the Committee, and such consent is witnessed by a Plan representative or a notary public and acknowledges the specific alternate Beneficiary designated or
(B) the Participant or Former Participant provides the Committee with sufficient evidence to show that the Participant or Former Participant does not have an Eligible Spouse or that his Eligible Spouse cannot be located. The Committee shall decide which Beneficiary, if any, shall have been validly designated. If no Beneficiary has been designated or if the Committee has determined that the designation is not effective, if the Participant or Former Participant has a surviving Eligible Spouse, the Eligible Spouse shall conclusively be determined to be the Beneficiary and if the Participant or Former Participant does not have an Eligible Spouse or the Eligible Spouse cannot be located, the executor of the will or the administrator of the estate of the deceased Participant or Former Participant shall be conclusively determined to be the designated Beneficiary.

         5.9. Incapacity. In the event that the Committee shall find that any Pensioner or other person entitled to a benefit under this Plan is unable to care for his affairs due to illness or accident, any payments due such Pensioner or other person may be made to his duly appointed legal representative, and in the absence of a duly appointed legal representative, the Committee may, in its discretion, make such payments to a child, parent or spouse of such Pensioner or other person, or to any other person with whom he resides or who is charged with his care. Any payment or payments so made shall be in complete discharge of the liability under this Plan to make such payments.

         5.10. Assignment and Alienation.

              (a) General. No pension or other benefit shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and in the event of any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit under this Plan, such benefit, in the discretion of the Committee, shall terminate, and in such event, the Committee shall hold or apply the same to or for the benefit of such Participant, Former Participant, Pensioner or other person entitled to the benefit, his spouse, children, parents or other dependents, or any of them, in such manner and in such proportion as the Committee may deem proper. Notwithstanding the foregoing, benefits shall be paid in accordance with the applicable requirements of any Qualified Domestic Relations Order or federal tax levy pursuant to Section 6331 of the Code.

              (b) Welfare Benefits. Notwithstanding the provisions of Subsection
(a), a Pensioner or Beneficiary may make a voluntary assignment of any benefit payment for the purpose of paying premiums, in part or in full, under any life, health, hospitalization or similar insurance policy or program under which he previously participated by reason of the employment with the Employer of such Pensioner or of the person who designated such Beneficiary, if the assignee acknowledges in writing to the Pensioner or Beneficiary and to the Plan Administrator, within 90 days after the date the assignment is made, that the assignee has no enforceable right in, or to, any benefit payment or portion thereof, except to the extent of payments actually received pursuant to the terms of the assignment. Any assignment made under this Subsection 5.10(b) shall be revocable by the Pensioner or Beneficiary, as the case may be, at any time.

         5.11. Limitations on Commencement and Duration of Benefit Payments.

              (a) Benefits payable by reason of a Participant's or Former Participant's retirement (including deferred vested benefits) shall normally be paid as provided in applicable Sections of this Article and Article IV, whichever applies. Unless the Participant or Former Participant elects otherwise, retirement benefits shall commence not later than the 60th day after the latest of the close of the Plan Year in which (i) occurs the date on which he attains age 65, (ii) occurs the tenth anniversary of the year in which he commenced participation in the Plan, or (iii) he terminates employment with the Employer and all Affiliated Companies. The failure of a Participant or Former Participant to apply for his benefit pursuant to Section 5.7 by the date prescribed in the preceding sentence shall be deemed an election to defer payment to a later date. Notwithstanding the foregoing, a Participant's or Former Participant's Pension Commencement Date shall in no event be later than his Mandatory Distribution Date.

              (b) Minimum Distribution Requirements. Notwithstanding anything in the Plan to the contrary, effective on and after January 1, 1985, the form and timing of all distributions under the Plan shall be in accordance with Treasury regulations under Section 401(a)(9) of the Code, including the incidental death benefit requirements of Section 401(a)(9)(G) of the Code.

                                   ARTICLE VI

                             TRANSFER OF EMPLOYMENT


         6.1. Definitions. As used in this Article VI:

              (a) "Companion Plan" shall mean each pension, stock bonus or profit-sharing plan (other than this Plan and The AMETEK Retirement and Savings
Plan) maintained by the Employer or any Affiliated Company, or to which the Employer or any Affiliated Company makes contributions and which is a qualified plan pursuant to the provisions of Section 401(a) of the Code.

              (b) "Covered Employment" shall mean employment as an Employee, other than employment while covered, or in a category of Employees eligible for coverage, under any Companion Plan.

              (c) "Non-Covered Employment" shall mean employment with the Employer or any Affiliated Company, including employment as a leased employee within the meaning of Section 414(n) or 414(o) of the Code, other than Covered Employment.

              (d) "Non-Covered Service" shall mean periods of Non-Covered Employment, except employment as a leased employee within the meaning of Section 414(n) or 414(o) of the Code, which if they had been served in Covered Employment would have constituted Credited Service under this Plan.

         6.2. Transfer of Employment.

              (a) Credited Service. If a Participant transfers to Non-Covered Employment, upon his subsequent severance from service with the Employer or any Affiliated Company, his Credited Service for all purposes under this Plan, except for determining his Accrued Annual Pension, shall equal the sum of (i) his Credited Service in Covered Employment (as determined under Article III of this Plan) and (ii) his Non-Covered Service, subject to the provisions of Subsection 6.4(a).

              (b) Accrued Annual Pension. If a Former Participant whose employment status has changed from Covered Employment to Non- Covered Employment is entitled to benefits under this Plan, the amount of his benefits under this Plan shall be determined solely on the basis of his Accrued Annual Pension as of the date his employment status changed to Non-Covered Employment, subject to the provisions of Subsection 6.4(a).

              (c) Form of Payment. The type of benefits payable to a Former Participant whose employment status has changed to Non-Covered Employment and who is entitled to benefits under this Plan shall be determined under Article IV of this Plan as if he had continued as a Participant for the subsequent period of his Non- Covered Employment.

              (d) Payment of Lump Sum Death Benefits. If an individual is entitled to benefits from one or more Companion Plans in which he participated subsequent to his last period of Covered Employment, and if such Companion Plan benefits include a single sum death benefit, he shall not be entitled to receive death benefits under Subsection 4.5(f) of this Plan.

         6.3. Subsequent Service as Employee.

              (a) Credited Service. If the employment status of an individual changes from Non-Covered Employment to Covered Employment, upon his subsequent severance from service with the Employer and all Affiliated Companies, his Credited Service for all purposes under this Plan, except for determining his Accrued Annual Pension, shall equal the sum of (i) his Non-Covered Service, and
(ii) his Credited Service in Covered Employment (as determined under Article III of this Plan).

              For purposes of this Subsection 6.3(a) only, service with an employer other than the Company or an Affiliated Company that is credited under a Companion Plan shall be considered Non-Covered Service.

              (b) Accrued Annual Pension. If an individual whose employment status has changed from Non-Covered Employment to Covered Employment is entitled to benefits under this Plan, the actuarial value of the "benefits" to which he shall be entitled under this Plan upon his severance from service with the Employer and all Affiliated Companies shall be equal to the excess of (i) the actuarial value of the "benefits" which he would have been entitled to receive under this Plan if his Accrued Annual Pension were computed by including as Credited Service both his Credited Service in Covered Employment (as determined under Article III of this Plan) and his Non-Covered Service while covered by any Companion Plan in which the Employee previously participated, over (ii) the actuarial value of the "benefits," if any, attributable to contributions made by the Employer or any Affiliated Company, to which he may be entitled from any Companion Plan in which he previously participated. For purposes of this Subsection (b), actuarial value shall be determined using the factors described in Section 1.2 and the term "benefits" shall refer to benefits payable in the form of a single life annuity commencing at the individual's Normal Retirement Date.

         6.4. Additional Limitations. In determining benefits under this Article VI, the following rules shall apply:

              (a) If an Employee has made transfers both to and from Non-Covered Employment, in determining the benefits to which he is entitled under this Plan, the provisions of Section 6.3 shall first be applied with respect to all periods of service with the Employer or any Affiliated Company prior to the last date on which such individual performed service in Covered

Employment, and the provisions of Section 6.2 shall be applied only to subsequent periods of service;

              (b) If an Employee is entitled to benefits under this Plan and is also entitled to benefits from one or more Companion Plans in which he participated subsequent to his last period of service in Covered Employment, then any benefits payable under this Plan shall, to the extent possible, be paid at the same time and in the same form as the benefits paid to him under the last such Companion Plan in which he participated and from which he is entitled to benefits; and

              (c) If an individual who has made a transfer to or from Non-Covered Employment has completed less than five full calendar years as an Employee, then to the extent required to obtain five consecutive years of Compensation in order to compute such individual's Average Annual Compensation, his Compensation for periods of Non-Covered Employment shall include wages computed on an hourly or daily basis, a piecework basis, or other comparable basis paid by the Employer or any Affiliated Company.

                                   ARTICLE VII

                            CONTRIBUTIONS AND FUNDING


         7.1. Contributions. The Employer shall make contributions under this Plan in amounts not less than the minimum amounts required to comply with the provisions of the Code regarding qualified pension trusts. Such amounts shall be determined from time to time by the Employer after consultation with the Actuary. All such contributions shall be paid to the Trustee. No contributions shall be made by Participants.

         7.2. Assets Held in Trust. The Trustee shall hold, invest, re-invest and distribute the Trust Fund and shall have exclusive authority and discretion to manage and control the assets of this Plan in accordance with the provisions of this Plan and of the Trust; provided, however, that if the Company has appointed an Investment Manager to manage all or part of the assets of this Plan, the authority or discretion delegated to the Investment Manager shall, to the extent granted, and for the period of the appointment, supersede the authority and discretion of the Trustee to manage and control the assets of this Plan.

         7.3. No Reversion of Trust Assets. Except as provided in Subsection 9.5(c), none of the contributions made by the Employer shall ever be recouped by or returned to them until all liabilities under this Plan are satisfied.

         7.4. Benefits Payable from Trust Fund. Benefits pursuant to this Plan shall be payable only from the Trust Fund and only to the extent that the Trust Fund shall be sufficient.

         7.5. Forfeitures. Any forfeitures arising in the operation of this Plan shall be applied in reduction of the Employer's contributions, and may not be applied toward an increase in benefits under this Plan.

         7.6. Administrative Expenses. The expenses of administering this Plan and the Trust shall be paid from the Trust Fund unless they are paid by the Employer.

         7.7. Appointment of Trustee, Actuary and Investment Manager.

              (a) Appointment of Trustee. The Company shall appoint one or more persons, firms or corporations to act as Trustee or Trustees of the assets of this Plan and to hold the assets as provided for by Section 7.2.

              (b) Appointment of Actuary. The Company shall appoint a consulting actuarial firm whose staff includes at least one actuary enrolled by the Joint Board for the Enrollment of

Actuaries to provide actuarial data and calculations with respect to this Plan.

              (c) Appointment of Investment Manager. The Company may, from time to time, appoint one or more investment managers, who satisfy the requirements of Section 3(38) of ERISA, to manage, acquire and dispose of the assets of this Plan, or such part of the assets as is specified in such appointment.

              (d) Revocation of Appointment. Any appointment made under this
Section 7.7 may be revoked or modified by the Company at any time and a new appointment made hereunder.

         7.8. Funding Policy. The Company shall periodically determine this Plan's short and long-run financial needs, and it shall communicate such requirements to the Trustee or the Investment Manager, if one has been appointed, or to both, as the case may be.

                                  ARTICLE VIII

                 ADMINISTRATIVE COMMITTEE AND PLAN ADMINISTRATOR


         8.1. Administrative Committee. The Committee shall have the authority to control and manage the operation and administration of this Plan (other than the authority to manage and control the assets of this Plan), except to the extent such powers have been assigned or allocated to a Plan Administrator pursuant to Sections 8.11 or 8.13, or delegated to any other person pursuant to
Section 8.13. The Committee and the Plan Administrator shall be "named fiduciaries" within the meaning of Section 402 of ERISA.

         8.2. Appointment of Committee. The Committee shall consist of at least three persons, all of whom shall be appointed by the Company to serve at its pleasure. The members may, but need not be, officers or directors of the Company. If at any time there shall be fewer than three members of the Committee, the Company shall appoint one or more new members so that there shall be at least three members; provided, however, that pending the filling of any vacancy, the remaining members of the Committee shall have authority to act. The appointment of a member to the Committee shall become effective upon delivery of his written acceptance of such appointment to the Company.

         8.3. Removal of Member. A member of the Committee shall cease to be such upon his death, resignation, removal by the Company or being declared legally incompetent. Any member of the Committee may resign, and such resignation shall become effective upon delivery of his written notice of resignation to the Company and to each other member of the Committee then acting. The Company may remove any or all of the members of the Committee, with or without cause, by delivery to the affected member or members, with copies to each other member then acting of an instrument executed by the Company evidencing such action.

         8.4. Acceptance of Appointment. A copy of any instrument evidencing the acceptance of appointment, resignation, or removal of a member of the Committee shall be filed with the records of this Plan and shall be deemed a part of this Plan.

         8.5. Action by Committee. Any and all acts may be taken and decisions may be made under this Plan by a majority of the members of the Committee then acting, but if at any time there shall be only one acting member of the Committee, actions may be taken and decisions made by the sole member. The Committee may make any decision or take any action at a meeting duly called and held or by a written document signed by the minimum number of Committee members empowered to take action or make decisions at that time, as hereinabove provided. The Company shall designate a Chairman, Vice Chairman and Secretary of the Committee, and may designate one or more of the remaining members to serve in such other offices as it shall deem appropriate. Each such officer is authorized to sign any document on behalf of the Committee, and a document so signed shall be conclusively presumed to be the action of the Committee. The Committee may also delegate to each or any one of their number authority to sign documents or to perform ministerial acts on behalf of the Committee.

         8.6. Employment of Agents. The Committee may enlist the services of such agents, representatives and advisers as it may deem appropriate to assist it in the performance of its duties under this Plan, including, but not limited to, custodial agents for the Trust Fund, actuaries, attorneys and accountants. The reasonable fees and expenses of such agents, representatives and advisers shall be paid from the Trust Fund, unless they are paid by the Company.

         8.7. Compensation and Expenses of Committee. The members of the Committee shall serve without compensation as such, but their reasonable expenses incurred in connection with this Plan shall be paid from the Trust Fund, unless the Employer, in its sole discretion, determines to pay them.

         8.8. Committee Powers. The Committee shall have the specific powers elsewhere herein granted to it and shall have such other powers as may be necessary in order to enable it to discharge its responsibilities with respect to this Plan, including, but not by way of limitation, the following:

              (a) To interpret and construe this Plan and to determine all questions arising under this Plan, other than those specifically reserved elsewhere herein for determination by the Company, and to correct any defect or supply any omission or reconcile any inconsistency in this Plan in such manner and to such extent as it shall deem expedient to effectuate the purposes and intent of this Plan;

              (b) To determine all questions of eligibility and status and rights of Participants and others under this Plan, either directly or on appeal. The Committee shall have the exclusive discretionary authority to determine eligibility for benefits under the Plan, to construe the terms of the Plan, to make factual determinations and to determine any question which may arise in connection with the operation or the administration of the Plan. The actions and the decisions of the Committee shall be conclusive and binding upon the Employer and any and all Participants, Former Participants, Eligible Spouses, Beneficiaries, Alternate Payees and their respective heirs, distributees, executors, administrators, or assignees; subject, however, to the right of Participants, Former Participants, Eligible Spouses, Beneficiaries, Alternate Payees and their respective heirs, distributees, executors, administrators, or assignees to file a written claim under the Claims Procedure as set forth in
Section 8.9;

              (c) To request and obtain from the Actuary such recommendations as to methods, factors and assumptions for determining the costs of this Plan and such reports, actuarial valuations and actuarial certifications as are necessary for the determination of normal, early and disability retirement benefits, deferred vested benefits and pre-retirement death benefits, and optional payments thereof, payable under this Plan;

              (d) To make or cause to be made payment of all benefits and expenses payable under this Plan;

              (e) To establish reasonable procedures to determine whether a domestic relations order is a Qualified Domestic Relations Order for making payments pursuant to such Order; and

              (f) To adopt and to amend from time to time such by-laws and rules and regulations as it shall deem appropriate for the administration of this Plan, which are not inconsistent with the terms and provisions of this Plan.

         8.9. Claims for Benefits. A Participant, Former Participant, Alternate Payee or Beneficiary ("Claimant") shall file a claim for benefits with the Committee at the time and in the manner prescribed by it. The Committee shall provide adequate notice in writing to any Claimant whose claim for benefits under the Plan has been denied. Such notice must be sent within 90 days of the date the claim is received by the Committee, unless special circumstances warrant an extension of time for processing the claim. Such extension shall not exceed 90 days and no extension shall be allowed unless, within the initial 90 day period, the Claimant is sent a notice of extension indicating the special circumstances requiring the extension and specifying a date by which the Committee expects to render its final decision. The Committee's notice of denial to the Claimant shall set forth:

              (a) The specific reason or reasons for the denial;

              (b) Specific references to pertinent Plan provisions on which the Committee based its denial;

              (c) A description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed;

              (d) A statement that the Claimant may:

                   (i) Request a review upon written application to the Committee;

                   (ii)   Review pertinent Plan documents; and

                   (iii)  Submit issues and comments in writing; and

              (e) The name and address of the Committee's delegate to whom the Claimant may forward his appeal.

Any appeal that the Claimant wishes to make from the adverse determination must be made, in writing, to the Committee, within 60 days after receipt of the Committee's notice of denial of benefits. The Committee's notice must further advise the Claimant that his failure to appeal the action to the Committee in writing within the 60-day period will render the Committee's determination final, binding, and conclusive. If the Claimant should appeal to the Committee, he or his duly authorized representative may submit, in writing, whatever issues and comments he or his duly authorized representative feel are pertinent. The Committee shall re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Committee shall advise the Claimant, in writing, of its decision on his appeal, the specific reasons for the decision, and the specific Plan provisions on which the decision is based. The notice of the decision shall be given within 60 days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the 60-day period unfeasible, but in no event shall the Committee render a decision on an appeal from the denial of a claim for benefits later than 120 days after receipt of a request for review. If an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the date the extension period commences.

         8.10. Liability for Contributions. The Committee shall not be responsible for the determination or collection of any contributions payable under this Plan.

         8.11. Plan Administrator. The Company may designate in writing either the Committee, a person who may but need not be a member of the Committee, or a firm or a corporation to act as the Plan Administrator under this Plan. The appointment of a Plan Administrator shall be effective upon delivery of written acceptance of such appointment to the Company and the Committee. The Company may from time to time revoke such designation by notice in writing mailed or delivered to the Company. A copy of any instrument evidencing the designation, acceptance, resignation or removal of the Plan Administrator shall be filed with the records of this Plan and shall be deemed part of this Plan. For any period in which a Plan Administrator has not been appointed under this Section 8.11, the Company shall be the Plan Administrator. The Plan Administrator shall have those responsibilities assigned to the "plan administrator" by ERISA, the Code, any other applicable law, any regulations issued pursuant to any of the foregoing, and the provisions of this Plan.

         8.12. Compensation and Expenses of Plan Administrator. Unless the Plan Administrator is a firm or corporation, the Plan Administrator shall serve without compensation; provided, however, that the reasonable expenses incurred by the Plan Administrator under this Plan shall be paid from the Trust Fund, unless the Employer, in its sole discretion, determines to pay them. If the Plan Administrator is a firm or corporation, its compensation shall be determined by agreement between it and the Company and shall be paid from the Trust Fund, unless the Employer, in its sole discretion, determines to pay it. If the Company is the Plan Administrator, it shall serve without compensation and shall bear its own expenses.

         8.13. Allocation of Duties. The Committee and the Plan Administrator may further allocate their fiduciary responsibilities with respect to this Plan among themselves, and may designate any other person or persons to carry out their fiduciary responsibilities under this Plan. Any allocation or designation pursuant to this Section 8.13 shall be in writing and shall constitute a part of this Plan.

         8.14. Participation of Committee Members and Plan Administrator. Nothing contained in this Plan shall preclude any member of the Committee or any Plan Administrator from becoming a Participant in this Plan, if he is otherwise eligible, but he shall not be entitled to vote, act upon or sign any document relating to his own participation in, or benefits under, this Plan.

         8.15. Books and Records. The Committee and the Plan Administrator shall maintain appropriate records of all actions taken. The Committee and the Plan Administrator shall submit, make available or deliver on request to governmental agencies or instrumentalities, the Company, Participants, Former Participants entitled to benefits under this Plan, Pensioners, Alternate Payees, Beneficiaries and other persons entitled thereto such reports, documents or records as may be required by law, or as they may otherwise deem appropriate. The Company may at any time inspect the records of the Committee and the Plan Administrator.

         8.16. Fiduciary Standard. The Committee and the Plan Administrator shall exercise their powers in accordance with rules applicable alike to all similar cases, and they shall discharge all their powers and duties under this Plan in accordance with the terms of this Plan, solely in the interest of Participants, Former Participants entitled to benefits under this Plan, Pensioners, Alternate Payees and Beneficiaries and for the exclusive purpose of providing benefits to Participants, Former Participants entitled to benefits under this Plan, Pensioners, Alternate Payees and Beneficiaries, with the care, skill prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

         8.17. Indemnification. To the extent permitted by law, the Company shall indemnify and save each of the members of the Committee and each former member of the Committee, and the Plan Administrator and each former Plan Administrator, if, while serving as a member of the Committee or as Plan Administrator, such person is or was an employee of any of the Company or a member of the Committee (hereinbelow referred to as an "Indemnitee"), and their respective heirs and legal representatives, harmless from and against any loss, cost or expense, including reasonable attorney's fees (collectively referred to as "Liability"), which any such person may incur individually, or jointly, or jointly and severally, arising out of or in connection with this Plan, unless such Liability is determined to be due to a willful breach of the Indemnitee's responsibilities under this Plan, ERISA, or other applicable law.

         8.18. Dispute as to Duties. In the event that any dispute shall arise as to any act to be performed by the Committee or the Plan Administrator, the Committee or the Plan Administrator, as the case may be, may postpone the performance of such act until final adjudication of such dispute shall have been made in a court of competent jurisdiction.

                                   ARTICLE IX

                        ADOPTION, AMENDMENT, TERMINATION
                              OR TRANSFER OF ASSETS


         9.1. Adoption by Other Companies. Subject to the approval of the Board of Directors of the Company, any Affiliated Company may adopt and become a party to this Plan by resolution of the Board of Directors of such corporation, a certified copy of which shall be delivered to the Committee. The effective date of any such adoption shall be the first day of a calendar month as is fixed in the resolution of adoption.

         9.2. Amendment or Termination. The Board of Directors of the Company may amend, terminate or suspend this Plan at any time or from time to time by a duly executed written instrument delivered to the Committee evidencing such action; provided, however, that:

              (a) No amendment shall provide for the use of the Trust Fund or any part thereof other than for the benefit of any Participant, Former Participant entitled to benefits under this Plan, Pensioner, Alternate Payee or Beneficiary;

              (b) No amendment shall deprive any Participant, Former Participant entitled to benefits under this Plan, Pensioner, Alternate Payee or Beneficiary of any of the benefits which are vested in him or to which he is entitled under this Plan by reason of the prior death, disability or severance of covered employment of the Participant, Former Participant or Pensioner; and

              (c) Without limiting the generality of the foregoing and notwithstanding any provision contained in this Plan to the contrary, this Plan may be amended at any time and from time to time in any respect so as to maintain the qualification and exemption of the Plan and the Trust under Sections 401(a) and 501(a) of the Code, and to comply with the provisions of ERISA, regardless of whether any such amendment may change, alter or amend the relative benefits under this Plan of any Participant, Former Participant entitled to benefits under this Plan, Pensioner, Alternate Payee or Beneficiary.

         9.3. Termination of Plan. This Plan shall terminate, although the Trust Fund shall continue to be held by the Trustee for distribution in accordance with Section 9.5, if and when:

              (a) It is declared terminated by a written instrument duly executed in the name of the Company and delivered to the Committee and the Trustee;

              (b) The Company is dissolved or liquidated or disposes of substantially all of its assets without provision for continuation of this Plan by any successor person, firm or corporation; or

              (c) The Company is judicially declared bankrupt or insolvent by a court of competent jurisdiction.

         9.4. Withdrawal by Participating Employer. Any Employer shall be entitled to withdraw from this Plan with the consent of its board of directors. Any Employer shall be deemed to withdraw from this Plan in the event that it is judicially declared bankrupt or insolvent by a court of competent jurisdiction, or in the event it loses its corporate existence by dissolution or merger, unless, in any said event, its obligations under this Plan continue for any one or more Employer, it shall be deemed that this Plan has been terminated with respect to such withdrawing Employer and in such event the Trustee shall perform the acts set forth in Section 9.5, with respect to the part of the Trust Fund representing the contributions made by the withdrawing Employer. However, if any Employee of the withdrawing Employer is immediately employed by any other remaining Employer, then such Employee shall continue as a Participant in the Plan with the same force and effect as though he had always been employed by the new Employer and such Employee's benefits shall not be transferred to him but shall be continued under this Plan by the new Employer.

         9.5. Distribution of Benefits Upon Termination.

              (a) Vesting and Allocation of Benefits. Upon termination or partial termination of this Plan, the right of each affected Participant or Former Participant to the benefits accrued to him to the date of such termination or partial termination shall become nonforfeitable. In the event the Plan is terminated in full, the benefits payable to each Participant and Former Participant, and their Eligible Spouses, Beneficiaries and Alternate Payees under this Plan shall be provided for and paid from the Trust Fund in accordance with the order of priority set forth in Section 4044 of ERISA and the regulations and rulings from time to time promulgated thereunder.

              (b) Method of Payment. The Committee may, in its discretion, provide for the satisfaction of benefits under this Section 9.5 by the purchase of annuities, by the continuation of the Trust and making provision for the payment therefrom of retirement pensions, by cash distributions from the Trust, or by any combination thereof.

              (c) Reversion of Excess Assets. If any of the assets of the Trust Fund shall remain after all liabilities under this Plan have been satisfied, such assets shall be paid to the Company.

              (d) Non-Discrimination Requirement. If the Commissioner of Internal Revenue determines that the allocation made pursuant to this Section 9.5 results in discrimination prohibited by
Section 401(a)(4) of the Code, then if required to prevent disqualification of this Plan and the Trust under the provision of Section 401(a) of the Code, the assets allocated under Subsection (a) shall be re-allocated to the extent necessary to avoid such discrimination.

         9.6. Limitation on Benefits. The following provisions shall be effective with respect to distributions made on or after May 14, 1990; distributions made prior to May 14, 1990 shall be subject to the restrictions described in Treas. Reg. Section 1.401-4(c).

              (a) In the event of Plan termination, the benefit payable to any highly compensated employee or any highly compensated former employee (as defined in Section 414(q) of the Code) shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code. If payment of benefits is restricted in accordance with this Subsection (a), assets in excess of the amount required to provide such restricted benefits shall become a part of the assets available under Section 9.5 for allocation among Participants, Former Participants, Eligible Spouses, Beneficiaries and Alternate Payees whose benefits are not restricted under this Subsection (a).

              (b) The restrictions of this Subsection (b) shall apply prior to termination of the Plan to any Participant or Former Participant who is a highly compensated employee or highly compensated former employee and who is one of the 25 highest paid employees or former employees of the Employer or an Affiliated Company for any Plan Year. The annual payments to or on behalf of any such Participant or Former Participant shall be limited to an amount equal to (i) the payments that would have been made under a single life annuity that is the Actuarial Equivalent of the sum of the Participant's or Former Participant's Accrued Annual Pension and any other benefits under the Plan (other than a social security supplement) plus (ii) the payments that the Participant or Former Participant is entitled to receive under a social security supplement.

              (c) The restrictions in Subsection (b) shall not apply:

                  (i) if, after the payment of benefits to or on behalf of such Participant or Former Participant, the value of the Plan assets equals or exceeds 110% of the value of the current liabilities (within the meaning of section 412(l)(7) of the Code);

                  (ii) if the value of the benefits payable to or on behalf of the Participant or Former Participant is less than 1% of the value of current liabilities before distribution; or

                  (iii) if the value of the benefits payable to or on behalf of the Participant or Former Participant does not exceed $3,500.

         9.7. Amendment to Vesting Schedule. If any amendment changes the rate at which benefits under this Plan become vested, the Plan Administrator shall give written notice thereof, within 60 days of the later of the date on which such amendment was adopted or became effective, to each Participant who has completed three or more years of Credited Service prior to the sixtieth day following the latest of (i) the date he receives notice of such amendment, (ii) the date the amendment is adopted, or (iii) the date the amendment becomes effective. Such Participant may elect to have the rate at which his benefits under this Plan vest determined without regard to the amendment by filing a written election with the Plan Administrator within 60 days of the latest of the dates specified in clauses (i), (ii) and (iii) of the preceding sentence, and such election shall be irrevocable.

         9.8. Merger of Plan. In the event of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant shall have a benefit in the surviving or transferee plan if such plan were then terminated immediately after such merger, consolidation or transfer that is equal to or greater than the benefit he would have had immediately before such merger, consolidation or transfer in the plan in which he was then a participant had such plan been terminated at that time. For the purposes hereof, former Participants, Beneficiaries and Alternate Payees shall be considered Participants.

                                    ARTICLE X

                                 TOP HEAVY PLANS


         10.1. Definitions. For purposes of this Article X, the following definitions shall apply unless the context clearly indicates otherwise:

              (a) "Aggregation Group" shall mean a group of plans consisting of all plans of the Employer or any Related Employer in which one or more Key Employees are participants, and all other plans maintained by the Employer or any Related Employer that enable any plan in which a Key Employee is a participant to comply with the coverage and non-discrimination requirements of Sections 401(a)(4) or 410 of the Code; and all plans of the Employer or any Related Employer which the Employer designates as part of the Aggregation Group, provided the resulting Aggregation Group meets the coverage and non-discrimination requirements of Sections 401(a)(4) and 410 of the Code.

              (b) "Determination Date" shall mean the last day of the preceding Plan Year.

              (c) "Five Percent Owner" shall mean:

                   (i) Any person who owns, or is considered as owning, within the meaning of Section 318 of the Code, as modified by
                         Section 416 thereof, more than five percent (5%) of the outstanding stock of the Employer or any Related Employer or more than five percent (5%) of the total combined voting power of all of the stock of the Employer or any Related Employer; or

                   (ii) If the Related Employer is not a corporation, any person who owns, or is considered as owning, within the meaning of Section 416 of the Code, more than five percent (5%) of the capital or profits of the Related Employer.

For purposes of this Subsection (c) the Employer and each Related Employer shall not be treated as a single employer, and a person's ownership interest in the Employer or any such Related Employer shall not be aggregated.

              (d) "Key Employee" shall mean any individual who is, or was at any time during the Plan Year ending with the Determination Date or any of the four
(4) preceding Plan Years:

                   (i) An Officer, but only if the individual's Total Compensation exceeds 50% of the dollar limit set forth in Section 415(b)(1)(A) of the Code, as adjusted for increases in the cost-of-living:

                   (ii) A Top Ten Owner, but only if the individual's Total Compensation exceeds the dollar limit set forth in
                         Section 415(c)(1)(A) of the Code, as adjusted for increases in the cost-of-living;

                   (iii) A Five Percent Owner;

                   (iv) A One Percent Owner whose Total Compensation exceeds $150,000; or

                   (v)   The Beneficiary of any individual described in clauses
                         (i) through (iv) of this Subsection (d).

              (e) "Non-Key Employee" shall mean each individual who is an employee of the Employer or a Related Employer but who is not a Key Employee.

              (f) "Officer" shall mean an individual who is an executive in the regular and continued service of the Employer or a Related Employer; provided, however, that the number of employees who are considered Officers for purposes of this Section 10.1 shall not exceed:

                   (i) Three (3), if the number of employees of the Employer and Related Employers does not exceed thirty (30);

                   (ii) Ten percent (10%) of the number of employees of the Employer and Related Employers, if the number of employees is more than thirty (30) but less than 500; and

                   (iii) Fifty (50), if the number of employees of the Employer and Related Employers is 500 or more.

If the number of Officers exceeds the limits set forth in this Sub- section (f), then the Officers having the highest annual Total Compensation among all Officers, during the Plan Year ending with the Determination Date and the four
(4) preceding Plan Years, shall be considered Key Employees.

              (g) "One Percent Owner" shall have the same meaning as Five Percent Owner, except that "one percent (1%)" shall be substituted for "five percent (5%), wherever the latter term appears in Subsection (c).

              (h) "Related Employer" shall have the same meaning as defined in Subsection 4.6(n), except that the modifications of

Section 415(h) of the Code shall not apply for purposes of this Article X.

              (i) "Super Top-Heavy Plan" shall have the same meaning as "Top-Heavy Plan", except that the phrase "ninety percent (90%)" shall be substituted for the phrase "sixty percent (60%)" wherever the latter phrase appears in Subsection (j).

              (j) "Top-Heavy Plan" This Plan shall be considered a Top-Heavy Plan for any Plan Year beginning after December 31, 1983, if, as of the Determination Date,

                   (i) The Plan is not part of an Aggregation Group and the present value of the accrued benefits (as determined using the interest rate and mortality basis set forth in Section 1.2) of Key Employees participating in the Plan exceeds sixty percent (60%) of the present value of the cumulative accrued benefits of all Participants in the Plan, or

                   (ii) The Plan is part of an Aggregation Group and the present value of the account balances and accrued benefits (as determined using the interest rate and mortality basis set forth in Section 1.2) of Key Employees participating in the Aggregation Group exceeds sixty percent (60%) of the present value of the cumulative account balances and accrued benefits of all participating employees in the Aggregation Group, as computed in each case in accordance with Section 416 of the Code. For purposes of this Subsection (j), a Participant's accrued benefit or account balance shall not include any tax free rollover (as described in Section 402(a)(5)(A) or Section 408(d)(3) of the Code) or plan-to-plan transfer which
(1) is made from the Plan (or, if applicable, plans which are part of the Aggregation Group) if the plan to which the tax free rollover or plan-to-plan transfer is made is an employee benefit plan which is maintained by the Employer and the tax free rollover or plan-to-plan transfer is not initiated by the Participant or (2) is made to any plan which is part of Aggregation Group if the plan from which the tax free rollover or plan-to-plan transfer is made is an employee benefit plan which is not maintained by the Employer or a Related Employer and the tax free rollover or plan-to-plan transfer is initiated by the Participant. The present value of the cumulative account balances or accrued benefit of any Participant or Former Participant shall also include any distributions from the Plan (or, if applicable, from any plan in the Aggregation Group) made to the Participant or Former Participant or his Beneficiary during the Plan Year ending with the Determination Date and any of the four (4) preceding Plan Years. Solely for purposes of determining if the Plan, or any other plans included in a required Aggregation Group of which this Plan is a part, is Top-Heavy, the accrued benefit of a Non-Key Employee shall be determined under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer and all Related Employers, or if there is no such method, as if such benefit accrued not more rapidly than the shortest accrual rate permitted under the fractional accrual rule of Section 411(b)(1)(C) of the Code.

              (k) "Top Ten Owner" shall mean one of the ten employees owning, or considered as owning, within the meaning of Section 318 of the Code, the greatest interest in the Employer or a Related Employer, but only if such employee owns at least a 0.5% interest in the Employer or the Related Employer. For purposes of this Subsection (k), if two employees have the same ownership interest in the Employer or the Related Employer, the employee with the greater Total Compensation shall be considered as owning the larger interest in the Employer or the Related Employer.

              (l) "Total Compensation" shall mean the Employee's "compensation" as defined in Subsection 4.6(m), but including, for purposes of Subsections 10.1(d), (f) and (k), amounts excluded from gross income under Sections 125, 402(e)(3), 402(h) or 403(b) of the Code.

         10.2. Top-Heavy Vesting.

              (a) Top-Heavy Vesting Schedule. For any Plan Year in which the Plan is a Top-Heavy Plan, if a Participant is credited with service after the Plan becomes a Top-Heavy Plan, then the non-forfeitable percentage of his Accrued Annual Pension (whether or not attributable to Plan Years in which the Plan is a Top-Heavy Plan) shall not be less than the percentage determined in accordance with the following schedule:


              Years of Credited Service     Percentage
              -------------------------     ----------

              Less than 2 years                  0%
              2 years but less than 3           20%
              3 years but less than 4           40%
              4 years but less than 5           60%
              More than 5 years                100%

If the Plan ceases to be a Top-Heavy Plan, then the Participant's non-forfeitable percentage of his Accrued Annual Pension shall subsequently be determined in accordance with Section 4.4; provided, however, that any portion of the Participant's Accrued Annual Pension that was non-forfeitable on the day the Plan ceases to be a Top-Heavy Plan shall remain non-forfeitable. If a Participant has at least three years of Credited Service when the Plan ceases to be a Top-Heavy Plan, then the foregoing shall be subject to the provisions of
Section 9.7.

              (b) Deferred Vested Pension. If, pursuant to this Section 10.2, a Participant has a non-forfeitable interest in his Accrued Annual Pension, and such Participant subsequently ceases to be an employee of the Employer and all Affiliated Companies (other than by reason of death) before he qualifies for or is receiving a normal retirement pension, early retirement pension or disability retirement pension, he shall be entitled to receive a deferred vested pension pursuant to Section 4.4, notwithstanding the fact that he has not met the service requirements of Subsection 4.4(a).

         10.3. Minimum Benefits.

              (a) General. At any time when the Plan is a Top-Heavy Plan, the Accrued Annual Pension of any Participant who is a Non-Key Employee shall not be less than the lesser of:

                   (i) Two percent (2%) of the Participant's compensation, multiplied by the Participant's years of Credited Service completed during a Plan Year in which the Plan is a Top-Heavy Plan; or

                   (ii)  Twenty percent (20%) of the Participant's compensation.

For purposes of this Section 10.3, a Participant's "compensation" shall mean the average of the Total Compensation for the five consecutive Plan Years when his Total Compensation was highest; provided, that "compensation" shall not include any compensation paid in Plan Years prior to January 1, 1984 or in any Plan Year after the close of the last Plan Year in which the Plan is a Top-Heavy Plan and shall be limited as described in the last three sentences of Section 1.11. The amount accrued by each Non-Key Employee under this Section 10.3 shall be reduced by any benefits accrued by such Non-Key Employee under any other defined benefit plan which is qualified under Section 401(a) of the Code and to which the Employer or a Related Employer contributes.

              (b) Coordination With Other Plans. Notwithstanding the provisions of Subsection (a), in the event that a Non-Key Employee who is entitled to receive a minimum benefit pursuant to Subsection (a) is also a participant in a defined contribution plan maintained by the Employer or a Related Employer and the amount of employer contributions allocated to the account of such Non-Key Employee exceeds 7-1/2% of the Non-Key Employee's Total Compensation for the Plan Year (limited as described in the last three sentences of Section 1.11), then the provisions of Subsection (a) shall not apply to such Non-Key Employee for such Plan Year.

         10.4. Maximum Benefits. If, in any Plan Year in which the Plan is a Top-Heavy Plan, a Participant also participates in one or more defined contribution plans maintained by the Employer or a Related Employer, then for purposes of Subsections 4.6(j) and 4.6(k), respectively, the phrase "1.0" shall be substituted for the phrase "1.25" wherever the latter phrase appears. Notwithstanding the preceding, the provisions of this Section 10.4 shall not apply if the Plan is not a Super Top-Heavy Plan and the Employer contributes to one more defined contribution plans on behalf of each Non-Key Employee who is entitled to receive a contribution thereunder, an amount at least equal to one percent (1%) of the Participant's Total Compensation for the Plan Year (limited as described in the last three sentences of Section 1.11), in addition to any other contribution made on his behalf in order to satisfy the top-heavy provisions of such plan or plans.

         10.5. Aggregation of Employers. Except as provided in Subsection 10.1(c), "Related Employers" shall be treated as if they were the Employer.

         10.6. No Suspension of Benefits. Notwithstanding any other provision of the Plan, the payment of a Participant's or Former Participant's benefits shall not be suspended during the Participant's or Former Participant's Suspension Service (as defined in Subsection 5.4(a)(i)) during any period in which the Plan is a Top-Heavy Plan or a Super Top-Heavy Plan.

                                   ARTICLE XI

                                  MISCELLANEOUS


         11.1. No Rights Implied. Neither the establishment of this Plan nor any modification thereof, nor the creation of the Trust Fund, nor the payment of any benefit shall be construed as giving any Participant, Former Participant, Pensioner, Beneficiary, Alternate Payee or any other person whosoever, any interest in or title to any specific property in the Trust Fund or any interest whatsoever in this Plan or the Trust Fund other than the right to receive payment solely from said Trust Fund in accordance with the provisions of this Plan, nor shall the same be construed as giving such Participant, Former Participant, Pensioner, Beneficiary, Alternate Payee or any person whosoever, any legal or equitable rights against the Employer, the Company, the Committee, the Plan Administrator or the Trustee, unless the same shall be specifically provided for or conferred in accordance with the terms and provisions of this Plan or of ERISA.

         11.2. Exclusive Benefit Rule.

              (a) No Diversion of Trust Assets. Notwithstanding anything contained in this Plan or the Trust to the contrary, it shall be impossible at any time for any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants, Former Participants entitled to benefits under this Plan, Pensioners or their Beneficiaries and Alternate Payees, and no part thereof shall ever revert to the Employer, except as specifically provided for in Subsection (b) and in Subsection 9.5(c).

              (b) Exceptions. Notwithstanding the provisions of Subsection (a), a contribution made by the Employer may be returned to the Employer if:

                   (i) The contribution is made by reason of a mistake of fact; or

                   (ii) The contribution is conditioned on its deductibility for Federal income tax purposes and such deduction is disallowed (but only to the extent the deduction for such contribution is disallowed);

provided, however, that such contribution may be returned only within one year of the discovery of the mistake of fact or the disallowance of the deduction for Federal income tax purposes, as the case may be. Effective July 16, 1990, for purposes of this Subsection (b), unless otherwise indicated at the time a contribution is made, all contributions shall be deemed to be conditioned on deductibility for Federal income tax purposes.

         11.3. Exclusive Benefit. This Plan and the Trust are created for the exclusive benefit of Employees of the Employer and shall be interpreted in a manner consistent with being qualified under Section 401(a) and exempt under
Section 501(a) of the Code.

         11.4. No Employment Contract. This Plan and the Trust shall not be construed as creating any contract of employment between the Employer and any Employee; and the Employer shall have the same control over its Employees as though this Plan and the Trust had never been executed.

         11.5. More than One Fiduciary Capacity. Any person, firm, corporation or other entity may serve in more than one fiduciary capacity with respect to this Plan.

         11.6. Governing Law. This Plan shall be construed according to the laws of the Commonwealth of Pennsylvania, where it is made and where it shall be enforced, except to the extent such laws may have been superseded by ERISA.

         11.7. Statutory References. Any reference to the Code or to ERISA or to any provisions thereof or regulations thereunder shall apply as well to any successor statutory or regulatory provision of any Revenue Act or Pension Act of general application.

         IN WITNESS WHEREOF, and as evidence of the adoption of this Restated Plan by the Company, AMETEK, Inc. has executed the same this 17th day of August, 1998.


                                            AMETEK, Inc.


                                            By:  /s/ John J. Molinelli
                                                -------------------------
                                                John J. Molinelli
                                                Executive Vice President
                                                - Chief Financial Officer

      ATTEST


By:    /s/  Donna F. Winquist
      -------------------------------
      Donna F. Winquist
      Vice President,
      Corporate Counsel and Secretary

      (SEAL)

                                   SCHEDULE I


Excess of Age of Participant                                   Applicable
over Age of Contingent Annuitant                               Percentage
--------------------------------                               ----------

         10 years or less..............................           100%
         11............................................            96%
         12............................................            93%
         13............................................            90%
         14............................................            87%
         15............................................            84%
         16............................................            82%
         17............................................            79%
         18............................................            77%
         19............................................            75%
         20............................................            73%
         21............................................            72%
         22............................................            70%
         23............................................            68%
         24............................................            67%
         25............................................            66%
         26............................................            64%
         27............................................            63%
         28............................................            62%
         29............................................            61%
         30............................................            60%
         31............................................            59%
         32............................................            59%
         33............................................            58%
         34............................................            57%
         35............................................            56%
         36............................................            56%
         37............................................            55%
         38............................................            55%
         39............................................            54%
         40............................................            54%
         41............................................            53%
         42............................................            53%
         43............................................            53%
         44 and greater................................            52%

                SCHEDULE II SCHEDULE II SCHEDULE II SCHEDULE II


Age of Participant in
calendar year preceding
Mandatory Distribution Date                              Maximum Years Remaining
---------------------------                              -----------------------

         70............................................           26.2
         71............................................           25.3
         72............................................           24.4
         73............................................           23.5
         74............................................           22.7
         75............................................           21.8
         76............................................           20.9
         77............................................           20.1
         78............................................           19.2
         79............................................           18.4
         80............................................           17.6
         81............................................           16.8
         82............................................           16.0
         83............................................           15.3
         84............................................           14.5
         85............................................           13.8
         86............................................           13.1
         87............................................           12.4
         88............................................           11.8
         89............................................           11.1
         90............................................           10.5
         91............................................            9.9
         92............................................            9.4
         93............................................            8.8
         94............................................            8.3
         95............................................            7.8
         96............................................            7.3
         97............................................            6.9
         98............................................            6.5
         99............................................            6.1
         100...........................................            5.7
         101...........................................            5.3
         102...........................................            5.0
         103...........................................            4.7
         104...........................................            4.4
         105...........................................            4.1
         106...........................................            3.8
         107...........................................            3.6
         108...........................................            3.4
         109...........................................            3.2
         110...........................................            2.8
         111...........................................            2.6
         112...........................................            2.4
         113...........................................            2.0
         114...........................................            2.0
         115 and older.................................            1.8

                                   APPENDIX I

                SPECIAL PROVISIONS RELATING TO CERTAIN EMPLOYEES
                    OF LAMB ELECTRIC DIVISION OF AMETEK, INC.


         1. The Lamb Electric Company Pension Trust (the "Lamb Trust") heretofore maintained by Lamb Electric, a Division of AMETEK, Inc. ("Lamb") shall, insofar as it affects salaried employees, be combined with and merged into and continued as part of this Plan effective as of April 1, 1969 (the "Effective Date"), with the provisions of this Plan, as from time to time amended, fully replacing the provisions of the Lamb Trust at the Effective Date as to such salaried employees.

         2. Notwithstanding any provisions of this Plan to the contrary, each salaried employee of Lamb who on the Effective Date was a participant under the Lamb Trust shall become a Participant under this Trust as of the Effective Date, subject to all of the terms, conditions and provisions hereof. For the purpose of computing benefits to be provided under this Plan to salaried employees of Lamb who become Participants under this Plan as of the Effective Date, the Credited Service of each such person shall be deemed to commence on the date his latest period of service with Lamb or any predecessor of Lamb began, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation for any such person, his compensation received from Lamb shall be considered as having been received from AMETEK.

         3. Upon transfer and delivery to the Trustee referred to in Section
1.44 of this Plan (the "AMETEK Trustee") of all of the proceeds of any insurance policies relating to salaried employees issued to the Trustee under the Lamb Trust (the "Lamb Trustee") other than the portion thereof which constitutes such employees' contributions to the Lamb Trust plus interest thereon at the rate of 2% per annum, together with all other assets delivered to the AMETEK Trustee by the Lamb Trustee, shall be deemed assets of the Trust to be held, invested, reinvested or disposed of in accordance with and subject to the provisions of the Trust, as from time to time amended.

         4. Determinations, elections, designations and directions made or effected by participants under the Lamb Trust or by the Lamb Trustee shall remain in effect under this Plan and the Trust until changed, modified or otherwise revoked in accordance with the provisions of this Plan or the provisions of the Trust.

         5. The extension of coverage under this Plan for eligible salaried employees of Lamb shall constitute the continuation of the Lamb Trust insofar as it affects the salaried employees of Lamb.

         6. All salaried employees of Lamb who as of the Effective Date were not participants under the Lamb Trust shall be eligible to become Participants under this Plan in accordance with and subject to the provisions of this Plan.

         7. Notwithstanding anything contained herein to the contrary, no employee of Lamb who pursuant to this Appendix I becomes a Participant under this Plan as of the Effective Date shall receive benefits hereunder of a value less than the benefits to which he would have been entitled under the Lamb Trust (other than the portion of such benefits that would have been attributable to the employee's contributions to the Lamb Trust plus interest thereon at the rate of 2% per annum) if his employment with Lamb had terminated on the Effective Date to become a Participant under this Plan.

         8. Defined terms used in Appendix I shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.

                                   APPENDIX II

                         SPECIAL PROVISIONS RELATING TO
                      CERTAIN SALARIED EMPLOYEES OF CALMEC,
                           A DIVISION OF AMETEK, INC.


         1. The Trust (the "Calmec Trust") heretofore maintained by Calmec, a Division of AMETEK, Inc. ("Calmec") shall, insofar as it affects salaried employees, be continued as part of this Plan effective as of September 1, 1969 (the "Effective Date"), with the provisions of this Plan, as from time to time amended, fully replacing the provisions of the Calmec Trust at the Effective Date as to such salaried employees.

         2. Notwithstanding any provisions of the Plan to the contrary, each salaried employee of Calmec who on the Effective Date was a participant under the Calmec Trust, and who on such date had not attained his normal retirement age, shall become a Participant under this Trust as of the Effective Date, subject to all of the terms, conditions and provisions hereof. For the purpose of computing benefits to be provided under this Plan to salaried employees of Calmec who become Participants under this Plan as of the Effective Date, the Credited Service of each such person shall be deemed to commence on the date his earliest period of service with Calmec or any predecessor of Calmec began, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation for any such person, his compensation received from Calmec shall be considered as having been received from AMETEK.

         3. The assets of the Calmec Trust relating to the salaried employees of Calmec who became participants in this Trust as of the Effective Date shall be held in accordance with the provisions of the Calmec Trust, as amended; provided that the "pension value" (as hereinafter defined) as of the Effective Date of each such employee's benefits under the Calmec Trust resulting from such employer contributions shall be applied in reduction of the benefits payable under this Plan, provided that the maximum amount of such reduction shall be an amount equal to the benefits accrued for each such employee under this Plan to the Effective Date. The "pension value" of employer contributions to the Calmec Trust is the amount of annuity on a fixed income basis purchasable for each such employee by the employer portion of his account balance under the Calmec Trust as of the Effective Date.

         4. Determinations, elections, designations and directions made or effected by participants under the Calmec Trust or by the Calmec Trustee shall remain in effect under this Plan and the Trust until changed, modified or otherwise revoked in accordance with the provisions of this Plan.

         5. The extension of coverage under this Plan for eligible salaried employees of Calmec shall constitute the continuation of the Trust insofar as it affects the salaried employees of Calmec.

         6. All salaried employees of Calmec who as of the Effective Date were not participants under the Calmec Trust shall be eligible to become Participants under this Plan in accordance with and subject to the provisions of this Plan.

         7. Defined terms used in this Appendix II shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.

                                  APPENDIX III

          SPECIAL PROVISIONS RELATING TO CERTAIN SALARIED EMPLOYEES OF
                 WESTCHESTER PLASTICS A DIVISION OF AMETEK, INC.


         1. All salaried employees of Westchester Plastics, a Division of AMETEK, Inc. ("Westchester Plastics") as of January 1, 1970 (the "Effective Date") shall be eligible to become Participants under this Plan in accordance with and subject to the provisions of this Plan.

         2. For the purpose of computing benefits to be provided under this Plan to salaried employees of Westchester Plastics who become Participants under this Plan as of the Effective Date, the Credited Service of each such person shall be deemed to commence on the date his most recent period of continuous service with Westchester Plastics began, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation for any such person, his compensation received from Westchester Plastics shall be considered as having been received from AMETEK.

         3. The benefits payable under this Plan to each salaried employee of Westchester Plastics who was a participant under the Westchester Plastics, Inc. Pension Trust (the "Westchester Trust") shall be reduced by an amount equal to the pension value of the lump sum cash distribution made to each such employee with respect to the termination of the Westchester Trust as set forth in Schedule A annexed below.

         4. Defined terms used in this Appendix III shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.


                                   SCHEDULE A

                          MONTHLY PENSION EQUIVALENT OF
                           LUMP SUM DISTRIBUTION MADE
                            UNDER FORMER PENSION PLAN


                             Name                Amount
                             ----                ------
                             R. R. Kobak        $346.05
                             W. E. Thogersen     125.13
                             A. Marino            64.24
                             F. Jehle            103.24
                             J. Lauria            86.41
                             V. C. Rigano         67.87
                             J. H. Lanza          80.59
                             C. F. Rigano         65.79
                             J. Boucher           29.69
                             R. Mann               9.52

                                   APPENDIX IV

          SPECIAL PROVISIONS RELATING TO CERTAIN SALARIED EMPLOYEES OF
                 PACIFIC EXTRUSIONS, A DIVISION OF AMETEK, INC.


         1. The Trust (the "Pacific Extrusion Trust") heretofore maintained by Pacific Extrusions, a Division of AMETEK, Inc. ("Pacific Extrusions") shall be continued as part of this Plan effective as of July 1, 1970 (the "Effective Date"), with the provisions of this Plan, as from time to time amended, fully replacing the provisions of the Pacific Extrusions Trust at the Effective Date.

         2. Notwithstanding any provisions of this Plan to the contrary, each salaried employee of Pacific Extrusions who on the Effective Date was a participant under the Pacific Extrusions Trust, and who on such date had not attained his normal retirement age, shall become a Participant under this Plan as of the Effective Date, subject to all of the terms, conditions and provisions hereof. For the purpose of computing benefits to be provided under this Plan to salaried employees under this Plan as of the Effective Date, the Credited Service of each such person shall be deemed to commence on the date his most recent period of continuous service with Pacific Extrusions began, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation for any such person, his compensation received from Pacific Extrusions or any predecessor or subsidiary of Pacific Extrusions shall be considered as having been received from AMETEK.

         3. The assets of the Pacific Extrusions Trust relating to the salaried employees of Pacific Extrusions who became Participants in this Plan as of the Effective Date shall be held in accordance with the provisions of the Pacific Extrusions Trust, as amended; provided that the "pension value" (as hereinafter defined) as of the Effective Date of each such employee's benefits under the Pacific Extrusions Trust resulting from employer contributions shall be applied in reductions of the benefits payable under this Plan, and further provided that the maximum amount of such reduction shall be an amount equal to the benefits accrued for each such employee under this Plan to the Effective Date. The "pension value" of employer contributions to the Pacific Extrusions Trust is the amount of annuity on a fixed income basis purchasable for each such employee by the employer portion of his account balance under the Pacific Extrusions Trust as of the Effective Date.

         4. Determinations, elections, designations and directions made or effected by participants under the Pacific Extrusions Trust or by the Pacific Extrusions Trustee shall remain in effect under this Plan and the Trust until changed, modified or otherwise revoked in accordance with the provisions of this Plan.

         5. The extension of coverage under this Plan for eligible salaried employees of Pacific Extrusions shall constitute the continuance of the Pacific Extrusions Trust insofar as it affects the salaried employees of Pacific Extrusions.

         6. All salaried employees of Pacific Extrusions who as of the Effective Date were not participants under the Pacific Extrusions Trust shall be eligible to become Participants under this Plan in accordance with and subject to the provisions of this Plan. For the purpose of determining the eligibility of such salaried employees to become Participants under this Plan and for the purpose of computing benefits to be provided under this Plan to such salaried employees, the Credited Service of each such person shall be deemed to commence on the date his most recent period of continuous service with Pacific Extrusions or any predecessor or subsidiary of Pacific Extrusions began, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation for any such person, his compensation received from Pacific Extrusions or any predecessor or subsidiary of Pacific Extrusions shall be considered as having been received from AMETEK.

         7. Defined terms used in the Appendix IV shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.

                                   APPENDIX V

                 SPECIAL PROVISIONS RELATING TO CERTAIN SALARIED
                     EMPLOYEES OF LOS ANGELES DIE CASTING, A
                            DIVISION OF AMETEK, INC.


         1. Effective as of January 1, 1971 (the "Effective Date"), all salaried employees of Los Angeles Die Casting, a Division of AMETEK, Inc. ("L.A. Die") who have not attained age 65 shall be eligible to become Participants under this Plan in accordance with and subject to the provisions of this Plan.

         2. For the purpose of determining eligibility and computing benefits to be provided under this Plan to salaried employees of L.A. Die as of the Effective Date, the Credited Service of each such person shall be deemed to commence on the date his most recent period of continuous service in a salaried status with L.A. Die or with any predecessor corporations began, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation for any such person, his compensation received from L.A. Die or any predecessor corporations shall be considered as having been received from AMETEK.

         3. The benefits payable under this Plan to each salaried employee of L.A. Die who was a participant under the Los Angeles Die Casting Employees Pension Plan shall be reduced by an amount equal to the "pension value" of the benefits received by each such employee with respect to the termination of the Trust maintained under the Los Angeles Die Casting Company Pension Plan as set forth in Schedule A below. The "pension value" of the benefits received by each such employee is the amount of monthly income on a fixed income basis provided by such benefit as of the Effective Date.

         4. Defined terms used in this Appendix V shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.


                                   SCHEDULE A

                          MONTHLY PENSION EQUIVALENT OF
                           LUMP SUM DISTRIBUTION MADE
                            UNDER FORMER PENSION PLAN


                        Name                       Amount
                        ----                       ------

                        Jim Crownover              $84.40
                        Melvin Hand                293.61
                        Doreen Shimabuku            72.24

                                  APPENDIX VI

          SPECIAL PROVISIONS RELATING TO CERTAIN SALARIED EMPLOYEES OF
                  MANSFIELD & GREEN, A DIVISION OF AMETEK, INC.


         1. The Plan (the "Mansfield & Green Plan") and the Trust (the "Mansfield & Green Trust") heretofore maintained by Mansfield & Green, a Division of AMETEK, Inc. ("Mansfield & Green") shall, insofar as it affects salaried employees, be combined with and merged into and continued as part of this Plan effective as of June 1, 1971 (the "Effective Date") with the provisions of this Plan, as from time to time amended, fully replacing the provisions of the Mansfield & Green Plan and the Mansfield & Green Trust at the Effective Date as to such salaried employees.

         2. Notwithstanding any provisions of this Plan to the contrary, each salaried employee of Mansfield & Green who on the Effective Date was a participant under the Mansfield & Green Plan, and who on such date had not attained his normal retirement age, shall become a Participant under this Plan as of the Effective Date, subject to all of the terms, conditions and provisions hereof. For the purpose of computing benefits to be provided under this Plan to salaried employees of Mansfield & Green who become Participants under this Plan as of the Effective Date, the Credited Service of each such person shall be deemed to commence on the date his most recent period of continuous service with Mansfield & Green or any predecessor began, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation for any such person, his compensation received from Mansfield & Green or any predecessor shall be considered as having been received from AMETEK.

         3. Upon transfer and delivery to the Trustee referred to in Section
1.44 of this Plan (the "AMETEK Trustee") of all of the proceeds of any insurance policies relating to salaried employees issued to the Trustee under the Mansfield & Green Trust (the "Mansfield & Green Trustee"), other than the portion thereof which constituted such employees' contributions to the Mansfield & Green Trust together with interest thereon at the rate of 3% per annum which is being paid to the applicable employees, together with all other assets delivered to the AMETEK Trustee by the Mansfield & Green Trustee, shall be deemed assets of the Trust to be held, invested, reinvested or disposed of in accordance with and subject to the provisions of the Trust, as from time to time amended.

         4. Determinations, elections, designations and directions made or effected by participants under the Mansfield & Green Plan or by the Mansfield & Green Trustee shall remain in effect under this Plan and the Trust until changed, modified or otherwise revoked in accordance with the provisions of this Plan.

         5. The extension of coverage under this Plan for eligible salaried employees of Mansfield & Green shall constitute the continuation of the Mansfield & Green Plan and the Mansfield & Green Trust insofar as it affects the salaried employees of Mansfield & Green.

         6. All salaried employees of Mansfield & Green who as of the Effective Date were not participants under the Mansfield & Green Plan and who had not attained their normal retirement date under the Mansfield & Green Plan on or prior to the Effective Date shall be eligible to become Participants under this Plan in accordance with and subject to the provisions of this Plan. For the purpose of determining the eligibility of such salaried employees to become Participants under this Plan and for the purpose of computing benefits to be provided under this Plan to such salaried employees, the Credited Service of each such person shall be deemed to commence on the date his most recent period of continuous service with Mansfield & Green or any predecessor began, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation for any such person, his compensation received from Mansfield & Green or any predecessor of Mansfield & Green shall be considered as having been received from AMETEK.

         7. Notwithstanding anything contained herein to the contrary, an employee of Mansfield & Green who pursuant to this Appendix VI becomes a Participant under this Plan as of the Effective Date may at the time of his retirement elect in lieu of the benefits to which he is entitled hereunder (i) a lump sum benefit in an amount equal to the portion of the cash surrender value of the individual insurance policy held in his name under the Mansfield & Green Trust on the Effective Date deemed to be attributable to employer contributions and (ii) the pension benefit to which such employee is entitled under this Plan reduced by the "pension value" of the lump sum benefit referred to in subsection
(i) as of the Effective Date. The "pension value" of an employee's lump sum benefit is the amount of annuity on a fixed income basis purchasable with such lump sum benefit as of the Effective Date.

         8. Notwithstanding anything to the contrary herein contained, no employee of Mansfield & Green who pursuant to this Appendix VI becomes a Participant under this Plan as of the Effective Date shall receive benefits hereunder of a value less than that portion of the cash surrender value of the individual insurance policy held in his name under the Mansfield & Green Trust deemed to be attributable to employer contributions.

         9. Defined terms used in the Appendix VI shall have the same meanings as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.

                                  APPENDIX VII

          SPECIAL PROVISIONS RELATING TO CERTAIN SALARIED EMPLOYEES OF
           VALLEY FOUNDRY AND MACHINE WORKS DIVISION OF AMETEK, INC.


         1. The Pension Plan of Valley Foundry and Machine Works, a Division of AMETEK, Inc. (the "Valley Foundry Plan") and the Trust adopted in connection therewith (the "Valley Foundry Trust") heretofore maintained by the Valley Foundry and Machine Works Division of AMETEK, Inc. ("Valley Foundry") shall, insofar as it affects salaried employees who have not attained their 65th birthday, be combined with and merged into and continued as part of this Plan effective as of January 1, 1972 (the "Effective Date"), with the provisions of this Plan, as from time to time amended, fully replacing the provisions of the Valley Foundry Plan and the Valley Foundry Trust at the Effective Date as to such salaried employees.

         2. Notwithstanding any provisions of this Plan to the contrary, each salaried employee of Valley Foundry who on the Effective Date was a participant under the Valley Foundry Plan shall become a Participant under this Plan as of the Effective Date, subject to all of the terms, conditions and provisions hereof. For the purpose of computing benefits to be provided under this Plan to salaried employees of Valley Foundry who become Participants under this Plan as of the Effective Date, the Credited Service of each such person shall be deemed to commence on the date his latest period of service with Valley Foundry or any predecessor of Valley Foundry began, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation for any such person, his compensation received from Valley Foundry shall be considered as having been received from AMETEK.

         3. Upon transfer and delivery to the Trustee referred to in Section
1.44 of this Plan (the "AMETEK Trustee") of all of the proceeds of any insurance policies relating to salaried employees issued to the Trustee under the Valley Foundry Trust (the "Valley Foundry Trustee"), other than the portion thereof which constitutes such employees' contributions to the Valley Foundry Trust, together with all other assets delivered to the AMETEK Trustee by the Valley Foundry Trustee, such assets shall be deemed assets of the Trust to be held, invested, reinvested or disposed of in accordance with and subject to the provisions of the Trust, as from time to time amended.

         4. Determinations, elections, designations and directions made or effected by participants under the Valley Foundry Plan or by the Valley Foundry Trustee shall remain in effect under this Plan and the Trust until changed, modified or otherwise revoked in accordance with the provisions of this Plan or the provisions of the Trust.

         5. The extension of coverage under this Plan for eligible salaried employees of Valley Foundry shall constitute the continuation of the Valley Foundry Plan insofar as it affects the salaried employees of Valley Foundry.

         6. All salaried employees of Valley Foundry who as of the Effective Date were not participants under the Valley Foundry Plan shall be eligible to become Participants under this Plan in accordance with and subject to the provisions of this Plan.

         7. Notwithstanding anything to the contrary herein contained, no employee of Valley Foundry who pursuant to this Appendix VII becomes a

Participant under this Plan as of the Effective Date shall receive benefits hereunder of a value less than the benefits to which he would have been entitled under the Valley foundry Plan (other than the portion of such benefits that would have been attributable to the employees' contributions to the Valley Foundry Plan) if his employment with Valley Foundry had terminated on the Effective Date, nor shall the provisions of this Appendix VII entitle any employee of Valley Foundry who attained his 65th birthday on or prior to the Effective Date to become a Participant under this Plan.

         8. Defined terms used in this Appendix VII shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.

                                  APPENDIX VIII

          SPECIAL PROVISIONS RELATING TO CERTAIN SALARIED EMPLOYEES OF
                          SCHUTTE AND KOERTING COMPANY


         1. The Schutte and Koerting Company Retirement Income Plan (the "Retirement Income Plan") and the Schutte and Koerting Company Retirement Income Trust (the "Retirement Income Trust"), heretofore maintained by Schutte and Koerting Company ("Schutte and Koerting") shall, insofar as they affect salaried employees, be combined with and merged into and continued as part of this Plan effective as of January 1, 1972 (the "Effective Date") with the provisions of this Plan, as from time to time amended, fully replacing the provisions of the Retirement Income Plan and the Retirement Income Trust at the Effective Date as to such salaried employees.

         2. Notwithstanding any provisions of this Plan to the contrary, each salaried employee of Schutte and Koerting who on the Effective Date was a participant under the Retirement Income Plan and who on such date had not attained his sixty-fifth (65th) birthday, shall become a Participant under this Plan as of the Effective Date, subject to all of the terms conditions and provisions hereof. For the purpose of computing benefits to be provided under this Plan to salaried employees of Schutte and Koerting who become Participants under this Plan as of the Effective Date, the Credited Service of each such person shall be deemed to commence on the date his most recent period of continuous service with Schutte and Koerting or any predecessor began, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation for such person, his compensation received from Schutte and Koerting or any predecessor shall be considered as having been received from AMETEK.

         3. Upon transfer and delivery to the Trustee referred to in Section
1.44 of this Plan (the "AMETEK Trustee") of all of the assets of the Retirement Income Trust, such assets as are transferred and delivered shall be deemed assets of the Trust to be held, invested, reinvested or disposed of in accordance with and subject to the provisions of the Trust, as from time to time amended.

         4. Determinations, elections, designations and directions made or effected by participants under the Schutte and Koerting Plan or by the Schutte and Koerting Trustee shall remain in effect under this Plan and the Trust until changed, modified or otherwise revoked in accordance with the provisions of this Plan.

         5. The extension of coverage under this Plan for eligible salaried employees of Schutte and Koerting shall constitute the continuation of the Retirement Income Plan and the Retirement Income Trust, insofar as they affect the salaried employees of Schutte and Koerting.

         6. Each salaried employee of Schutte and Koerting who as of the Effective Date was not a participant under the Retirement Income Plan and who had not attained his sixty-fifth (65th) birthday on or prior to the Effective Date shall be eligible to become a Participant under this Plan in accordance with and subject to the provisions of this Plan. For the purpose of determining the eligibility of such salaried employee to become a Participant under this Plan and for the purpose of computing benefits to be provided under this Plan to such salaried employee, the Credited Service of each such person shall be deemed to commence on the date his most recent period of continuous service with Schutte and Koerting or any predecessor began, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation for such employee, his compensation received from Schutte and Koerting or any predecessor of Schutte and Koerting shall be considered as having been received from AMETEK.

         7. The benefits payable under this Plan to each employee of Schutte and Koerting who becomes a participant under this Plan on the Effective Date shall be reduced by (i) the amount of the annuity payable to such employee under the group annuity contract acquired with the assets held pursuant to the Schutte and Koerting Company Deferred Profit Sharing Plan (the "Profit Sharing Plan"), and
(ii) the pension value of any amounts distributed to such employee from the Profit Sharing Plan. The "pension value" of an amount distributed to the employee from the Profit Sharing Plan is the amount of monthly income actuarially equivalent in value to the amount so distributed.

         8. Benefits payable pursuant to the Retirement Income Plan to former employees of Schutte and Koerting as of December 31, 1971, shall be paid from the Trust in the same manner and at the same time as if paid pursuant to the Retirement Income Plan.

         9. Notwithstanding anything to the contrary herein contained, no employee of Schutte and Koerting who pursuant to this Appendix VIII becomes a Participant under this Plan as of the Effective Date shall receive benefits hereunder of a value less than his accrued benefit on December 31, 1971 under the Retirement Income Plan. In the event of the death prior to retirement of a former participant under the Retirement Income Plan, his beneficiary shall be entitled to receive from the Trust, an amount equal to the accumulated contributions made by such deceased participant to the Retirement Income Plan at December 31, 1971, plus interest thereon at the rate of 4% from December 31, 1971 to the date of death. In the event of termination of employment other than by death of a former participant under the Retirement Income Plan, he may elect in lieu of the benefits otherwise payable pursuant to this Plan, an amount equal to his accumulated employee contributions under the Retirement Income Plan at December 31, 1971 plus interest thereon at the rate of 4% from December 31, 1971 to his date of termination of employment. In the event of the death of a former participant under the Retirement Income Plan who terminated his employment with Schutte and Koerting prior to January 1, 1972, prior to the receipt of pension benefits under this Plan plus pension benefits under the Retirement Income plan at least equal to the amount of his contributions to the Retirement Income Plan, the beneficiary of such former participant shall be entitled to receive an amount equal to the contributions of such employee at his retirement date less the sum of the pension benefits received by said former participant under this Plan and under the Retirement Income Plan.

         10. In the case of each salaried employee of Schutte and Koerting who on the Effective Date becomes a participant in this Plan and who was eligible for participation in the Retirement Income Plan but who did not participate therein, or who did not apply for participation at the earliest date he was eligible to enter said Retirement Income Plan, or who withdrew from the Plan any monies, whether said monies represented the full amount standing to his credit or only a portion thereof, the benefit otherwise payable to said employee under this Plan shall be reduced by multiplying said benefit by a fraction the numerator of which is the potential number of years that said employee would have been eligible to make contributions under the Retirement Income Plan if he had commenced making contributions when first eligible to do so and continued to make contributions to his sixty-fifth (65th) birthday less the number of years in which contributions were either not made or were made but later withdrawn, and the denominator of which is the potential number of years that said employee would have been eligible to make contributions under the Retirement Income Plan if he had commenced making contributions when first eligible to do so and continued to make contributions to his sixty-fifth (65th) birthday.

         11. Defined terms used in this Appendix VIII shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.

                                   APPENDIX IX

          SPECIAL PROVISIONS RELATING TO CERTAIN SALARIED EMPLOYEES OF
                       THE WHITLOCK MANUFACTURING COMPANY


         1. The Whitlock Manufacturing Company Pension Plan (the "Whitlock Pension Plan") and The Whitlock Manufacturing Company Pension Trust (the "Whitlock Pension Trust"), heretofore maintained by The Whitlock Manufacturing Company ("Whitlock") shall, insofar as they affect salaried employees, be combined with and merged into and continued as part of this Plan effective as of January 1, 1973 (the "Effective Date") with the provisions of this Plan, as from time to time amended, fully replacing the provisions of the Whitlock Pension Plan and the Whitlock Pension Trust at the Effective Date as to such salaried employees.

         2. Upon transfer and delivery to the Trustee referred to in Section
1.44 of this Plan (the "AMETEK Trustee") of all of the assets of the Whitlock Pension Trust, such assets as are transferred and delivered shall be deemed assets of the Trust to be held, invested, reinvested or disposed of in accordance with and subject to the provisions of the Trust, as from time to time amended.

         3. The extension of coverage under this Plan for eligible salaried employees of Whitlock shall constitute the continuation of the Whitlock Pension Plan and the Whitlock Pension Trust, insofar as they affect the salaried employees of Whitlock.

         4. Notwithstanding any provisions of this Plan to the contrary, each salaried employee of Whitlock who on the Effective Date was a participant under the Whitlock Pension Plan shall become a Participant under this Plan as of the Effective Date, subject to all of the terms, conditions and provisions hereof. For the purpose of computing benefits to be provided under this Plan to salaried employees of Whitlock who become Participants under this Plan as of the Effective Date, the Credited Service of each such person shall be deemed to commence on the date his most recent period of continuous service with Whitlock or any predecessor of Whitlock began, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation for such person, his compensation received from Whitlock shall be considered as having been received from AMETEK.

         5. Determinations, elections, designations and directions made or effected by participants under the Whitlock Pension Plan or by the trustee under the Whitlock Pension Trust shall remain in effect under this Plan and Trust until changed, modified or otherwise revoked in accordance with the provisions of this Plan.

         6. Each salaried employee of Whitlock who as of the Effective Date was not a participant under the Whitlock Pension Plan and who had not attained his sixty-fifth (65th) birthday on or prior to the Effective Date shall be eligible to become a Participant under this Plan in accordance with and subject to the provisions of this Plan. For the purpose of determining the eligibility of such salaried employee to become a Participant under this Plan and for the purpose of computing benefits to be provided under this Plan to such salaried employee, the Credited Service of each such person shall be deemed to commence on the date his most recent period of continuous service with Whitlock began, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation for such Employee, his compensation received from Whitlock shall be considered as having been received from AMETEK.

         7. The benefits payable under this Plan to each employee of Whitlock who becomes a Participant under this Plan on the Effective Date shall be reduced by (i) the amount of the annuity payable to such employee under the group annuity contract acquired with the assets held pursuant to The Whitlock Manufacturing Company Employees' Retirement Plan (the "Profit Sharing Plan"), and (ii) the pension value of any amounts distributed in cash to such employee from the Profit Sharing Plan. The "pension value" of an amount distributed to the employee from the Profit Sharing Plan is the amount of monthly income actuarially equivalent in value to the amount so distributed.

         8. Benefits payable under the Whitlock Pension Plan to eligible former participants under the Whitlock Pension Plan who retired under that Plan prior to January 1, 1973 or whose employment with Whitlock terminated prior to January 1, 1973 and who have vested rights under the Whitlock Pension Plan shall be paid from the Trust in the same manner and amount and at the same time as if paid pursuant to the Whitlock Pension Plan.

         9. Notwithstanding anything contained herein to the contrary, no employee of Whitlock who pursuant to this Appendix IX becomes a Participant under this Plan as of the Effective Date shall receive benefits hereunder of a value less than his accrued vested benefit on December 31, 1972 under this Whitlock Pension Plan.

         10. Salaried employees of AMETEK who were Participants in the Whitlock Pension Plan and whose employment was transferred from Whitlock to AMETEK prior to January 1, 1973 as set in Schedule A below (hereinafter referred to as "Transferred Whitlock Participants") shall become Participants under this Plan in accordance with the provisions of Article II of the Plan. For the purpose of determining the eligibility of a Transferred Whitlock Participant, for purposes of Article III of this Plan his service shall be deemed to commence on the date his employment was transferred from Whitlock to AMETEK. For the purpose of computing benefits to be provided under this Plan to Transferred Whitlock Participants who become Participants under this Plan, the Credited Service of each such person shall be deemed to commence on the date his most recent period of continuous service with Whitlock began. The benefits payable under this Plan to each Transferred Whitlock Participant who becomes a Participant under this Plan shall not be reduced by any amount distributed or payable to him from the Profit Sharing Plan. In the event a Transferred Whitlock Participant who has not become a Participant under the Plan terminates his employment with the Companies, Committee shall direct the AMETEK Trustee to distribute to such transferred Whitlock Participant, at such time and in such manner as the Committee shall determine, an amount equal to the value of such Transferred Whitlock Participant's accrued vested benefit, if any, under the Whitlock Pension Plan as of the date of his transfer of employment to AMETEK. In no event shall a Transferred Whitlock Participant who, pursuant to this Section 10 of this Appendix IX, becomes a Participant under this Plan receive benefits hereunder of a value less than his accrued vested benefit, if any, on December 31, 1972 under the Whitlock Pension Plan.

         11. Defined terms used in this Appendix IX shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.

                                   Schedule A

                        Transferred Whitlock Participants

                       Name                          Amount
                       ----                          ------

                  A. D. Boettger                     $35.00
                  K. C. Clute                         25.00
                  L. G. Dettehburh                    38.00
                  R. W. Eberly                        14.00
                  D. H. Hill                          28.00
                  L. J. McKinley                       7.00
                  A. M. Major                         38.00

                                   APPENDIX X

          SPECIAL PROVISIONS RELATING TO CERTAIN SALARIED EMPLOYEES OF
                       THE STRAZA DIVISION OF AMETEK, INC.


         1. The Straza Division of AMETEK, Inc. Profit-Sharing and Retirement Plan and Trust Agreement (the "Straza Profit-Sharing Plan and Trust"), heretofore maintained by the Straza Division of AMETEK, Inc. ("Straza") shall, insofar as it effects salaried employees, be combined with and merged into and continued as part of this Plan effective as of January 1, 1975 (the "Effective Date"), with the provisions of this Plan, as from time to time amended, fully replacing the provisions of the Straza Profit-Sharing Plan and Trust at the Effective Date as to such salaried employees.

         2. Such assets as are transferred and delivered to the Trustee referred to in Section 1.44 of this Plan (the "AMETEK Trustee") shall be deemed assets of the Trust to be held, invested, reinvested or disposed of in accordance with and subject to the provisions of the Trust, as from time to time amended.

         3. The extension of coverage under this Plan to eligible salaried employees of Straza shall constitute the continuation of the Straza Profit-Sharing Plan and Trust, insofar as it affects the salaried employees of Straza.

         4. Notwithstanding any provisions of this Plan to the contrary, each salaried employee of Straza who on the Effective Date was a participant under the Straza Profit-Sharing Plan and Trust shall become a Participant under this Plan as of the Effective Date, subject to all of the terms, conditions and provisions hereof. For the purposes of computing benefits to be provided under this Plan to salaried employees of Straza who become Participants under this Plan as of the Effective Date, the Credited Service of each such person shall be deemed to commence on the date his most recent period of continuous service with Straza began, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation for such person, his compensation received from Straza shall be considered as having been received from AMETEK.

         5. Determinations, elections, designations and directions made or effected by participants or by the trustee under the Straza Profit-Sharing Plan and Trust shall remain in effect under this Plan and the Trust until changed, modified or otherwise revoked in accordance with the provisions of this Plan.

         6. Each salaried employee of Straza who as of the Effective Date was not a participant under the Straza Profit-Sharing Plan and Trust and who had not attained his sixty-fifth (65th) birthday on or prior to the Effective Date shall be eligible to become a Participant under this Plan in accordance with and subject to the provisions of this Plan. For the purpose of determining the eligibility of any such salaried employee to become a Participant under this Plan and for the purpose of computing benefits to be provided under this Plan to any such salaried employee, the Credited Service of each such person shall be deemed to commence on the date his most recent period of continuous service with Straza began, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation for such Employee, his compensation received from Straza shall be considered as having been received from AMETEK.

         7. The benefits payable under this Plan to each employee of Straza who becomes a Participant under this Plan on the Effective Date shall be reduced by the pension value of any amounts distributed from the Straza Profit-Sharing Plan and Trust to such employee or held in trust for the benefit of such employee and his beneficiaries. The "pension value" of an amount so distributed or so held for the benefit of the employee and his beneficiary shall be the amount of monthly income actuarially equivalent in value to the amount so distributed.

         8. Notwithstanding anything contained herein to the contrary, no employee of Straza who pursuant to this Appendix X becomes a Participant under this Plan as of the Effective Date shall receive benefits hereunder of a value less than his accrued vested benefit on December 31, 1974 under the Straza Profit-Sharing Plan and Trust, reduced by the pension value of any amounts distributed directly from the Straza Profit-Sharing Plan and Trust to or for the benefit of such employee or his beneficiaries.

         9. Notwithstanding anything to the contrary herein contained, service with the Marquardt Division of CCI Aerospace Corporation shall not be considered service with Straza for any purpose herein.

         10. Defined terms used in this Appendix X shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.

                                   APPENDIX XI

          SPECIAL PROVISIONS RELATING TO CERTAIN SALARIED EMPLOYEES OF
                 THE SPECIAL FILAMENTS DIVISION OF AMETEK, INC.


         1. The Special Filaments Division of AMETEK, Inc. Salaried Employees' Pension Plan (the "Special Filaments Plan"), heretofore maintained by the Special Filaments Division of AMETEK, Inc. ("Special Filaments"), and the assets held under the Special Filaments Division of AMETEK, Inc. Salaried Employees' Pension Trust ("Special Filaments Trust") shall be combined with and merged into and continued as part of this Plan and the Trust, effective as of January 1, 1978 (the "Effective Date"), with the provisions of this Plan and the Trust, as they may be from time to time amended, fully replacing the provisions of the Special Filaments Plan and the Special Filaments Trust at the Effective Date as to salaried employees of Special filaments.

         2. Such assets as are transferred and delivered by the trustee of the Special Filaments Trust to the Trustee shall be deemed assets of the Trust Fund to be held, invested, reinvested or disposed of in accordance with and subject to the provision of the Trust, as from time to time amended.

         3. The extension of coverage under this Plan and the Trust to salaried employees of Special Filaments shall constitute the continuation of the Special Filaments Trust insofar as they affect the salaried employees of Special Filaments.

         4. Notwithstanding any provisions of this Plan to the contrary, each salaried employee of Special Filaments who on the Effective Date was a participant under the Special Filaments Plan shall become a Participant under this Plan as of the Effective Date, subject to all of the terms, conditions and provisions hereof. For the purpose of computing benefits to be provided under this Plan to salaried employees of Special Filaments who become Participants under this Plan as of the Effective Date, the Credited Service of each such person shall be deemed to commence on the date his most recent period of continuous service with Special Filaments began and, to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation for such person, his compensation received from Special Filaments shall be considered as having been received from AMETEK.

         5. Determinations, elections, designations and directions made or effected by participants or by the trustee under the Special Filaments Plan and the Special Filaments Trust shall remain in effect under this Plan and the Trust until changed, modified or otherwise revoked in accordance with the provisions of this Plan or the Trust.

         6. Each salaried employee of Special Filaments who as of the Effective Date was not a participant under the Special Filaments Plan and who had not attained his sixtieth (60) birthday on or prior to the date he was first employed by Special Filaments shall be eligible to become a Participant under this Plan in accordance with and subject to the provisions of this Plan. For the purpose of determining the eligibility of any such salaried employee to become a Participant under this Plan and for the purpose of computing benefits to be provided under this Plan to any such salaried employee, the Credited Service of each such person shall be deemed to commence on the date his most recent period of continuous service with Special Filaments began and, to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation for such person, his compensation received from Special Filaments shall be considered as having been received from AMETEK.

         7. Benefits payable under the Special Filaments Plan to eligible former participants of the Special Filaments Plan who retired under the Special Filaments Plan prior to January 1, 1978, or whose employment with Special Filaments terminated prior to January 1, 1978, and who have vested rights under the Special Filaments Plan, shall be paid from the Trust in the same manner and amount and at the same time as if paid from the Special Filaments Trust.

         8. Notwithstanding anything to the contrary herein contained, no employee of Special Filaments who pursuant to this Appendix XI becomes a Participant under this Plan shall receive a benefit hereunder of a value less than his accrued vested benefit determined under the Special Filaments Plan immediately prior to the merger of the Special Filaments Plan into this Plan.

         9. For the purpose of determining an employee's Average Annual Compensation, Compensation and Credited Service, compensation received from any predecessor of Special Filaments and service with any predecessor of Special Filaments shall be deemed to be compensation received from Special Filaments and service with Special Filaments. Predecessors of Special Filaments shall include, but shall not be limited to, AMETEK, Inc. a Delaware corporation.

         10. Defined terms used in this Appendix XI shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.

                                  APPENDIX XII

          SPECIAL PROVISIONS RELATING TO CERTAIN SALARIED EMPLOYEES OF
                     THE MCCROMETER DIVISION OF AMETEK, INC.


         1. Each Employee of AMETEK's McCrometer Division on January 1, 1979 who had attained age 25 and completed one year of Credited Service, regardless of whether or not such Employee had attained age 60, shall become a Participant under this Plan as of January 1, 1979, in accordance with and subject to all of the terms, conditions and provisions hereof.

         2. Any Employee of the AMETEK's McCrometer Division not referred to in
Section 1 of the Appendix XII shall become a Participant under this Plan on January 1st or July 1st next following the date such Employee first satisfies the eligibility requirements set forth in Article II of this Plan.

         3. For the purpose of determining the eligibility of any Employee of AMETEK's McCrometer Division to become a Participant under this Plan pursuant to
Section 1 or Section 2 of this Appendix XII, and for the purpose of computing benefits to be provided under this Plan to any Employee who was formerly an employee of the McCrometer Corporation, the Credited Service of each such Employee shall be deemed to have commenced on the first date of his most recent period of continuous service with the McCrometer Corporation, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation shall be considered as having been received from AMETEK.

         4. Notwithstanding any provisions of this Plan (including this Appendix
XII) to the contrary, for the purpose of computing benefits to be provided under this Plan to Mildred Crom, Lloyd McCall and Floyd McCall, the Credited Service of each such person shall be deemed to have commenced on August 17, 1978, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation, compensation received from the McCrometer Corporation shall be considered as having been received from AMETEK.

         5. Defined terms used in this Appendix XII shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.

                                  APPENDIX XIII

          SPECIAL PROVISIONS RELATING TO CERTAIN SALARIED EMPLOYEES OF
                      THE THERMOX DIVISION OF AMETEK, INC.


         1. The provisions of this Appendix XIII shall apply to each salaried employee of AMETEK's Thermox Division who (i) was an employee of Thermo-Lab Instruments, Inc. (the "Predecessor Corporation") immediately prior to its acquisition by AMETEK, Inc. (ii) directly transferred employment from the Predecessor Corporation to AMETEK's Thermox Division in connection with the acquisition of the Predecessor Corporation by AMETEK, and (iii) was not a production worker immediately after the acquisition of the Predecessor Corporation by AMETEK. Such persons shall hereinbelow be referred to as "Covered Employees" for purposes of this Appendix XIII.

         2. Each Covered Employee who had attained age 25 and completed one year of Credited Service on April 18, 1979 (the "Effective Date"), regardless of whether or not such Covered Employee had attained age 60 at such date, shall become a Participant under this Plan as of the Effective Date, in accordance with and subject to all of the terms, conditions and provisions hereof.

         3. Any Covered Employee not referred to in Section 2 of this Appendix XIII shall become a Participant under this Plan on January 1st or July 1st next following the date such Covered Employee first satisfies the eligibility requirements set forth in Article II of this Plan.

         4. For the purpose of determining the eligibility of any Covered Employee to become a Participant under this Plan pursuant to Section 2 or
Section 3 of this Appendix XIII, and for the purpose of computing benefits to be provided under this Plan to any Covered Employee, the Credited Service of each such Covered Employee shall be deemed to have commenced on the first day of his most recent period of continuous service with the Predecessor Corporation, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation, compensation received from the Predecessor Corporation shall be considered as having been received from the Company.

         5. Notwithstanding any provisions of this Plan (including this Appendix
XIII) to the contrary, the Accrued Annual Pension of each Covered Employee who becomes a Participant under this Plan shall be reduced by the lesser of (i) the "Pension value" of such Covered Employee's interest in the Thermox Profit Sharing Plan, or (ii) such Covered Employee's Accrued Annual Pension under this Plan at the Effective Date computed as if his service with and compensation from the Predecessor Corporation from his most recent date of hire with the Predecessor Corporation to the Effective Date had been service with and compensation from AMETEK. The pension value of a Covered Employee's interest in Thermox Profit Sharing Plan shall be the single life annual annuity payable to the Covered Employee at his Normal Retirement Date under an annuity contract purchased with the assets of the Thermox Profit Sharing Plan, or, if such annuity contract has not been purchased, the single life annual annuity payable to the Covered Employee at his Normal Retirement Date which is actuarially equivalent to any amounts distributed from the Thermox Profit Sharing Plan to such Covered Employee, or to any amounts held for the Covered Employee and his beneficiaries, in trust or otherwise, which represents his interest in the Thermox Profit Sharing Plan.

         6. Defined terms used in this Appendix XIII shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.

                                  APPENDIX XIV

          SPECIAL PROVISIONS RELATING TO CERTAIN SALARIED EMPLOYEES OF
                     THE MICROFOAM DIVISION OF AMETEK, INC.


         1. The provisions of this Appendix XIV shall apply to each salaried employee of AMETEK's Microfoam Division who (i) was an employee of E.I. DuPont De Nemours and Company (the "Predecessor Employer") immediately prior to the acquisition by AMETEK from the Predecessor Employer of the assets and business which comprise AMETEK's Microfoam Division, (ii) directly transferred employment from the Predecessor Employer to AMETEK's Microfoam Division in connection with such acquisition, and (iii) was eligible for optional retirement under Section IV(D) of the Pension and Retirement Plan of E. I. DuPont De Nemours and Company ("Predecessor Employer's Plan") at the time of such acquisition. Such persons shall hereinbelow be referred to as "Covered Employees" for purposes of this Appendix XIV.

         2. Each Covered Employee shall become a Participant under this Plan as of July 26, 1983 (the "Effective Date"), regardless of whether or not such Covered employee had attained age 60 at such date, in accordance with and subject to all of the terms, conditions and provisions hereof.

         3. Subject to Section 4 of this Appendix XIV for purposes of the Plan, including specifically for the purpose of determining when and whether a Covered Employee is entitled to an early retirement pension, disability retirement pension or deferred vested pension and whether, upon the death of such Covered Employee, his surviving Eligible Spouse, if any, shall be entitled to certain death benefits, a Covered Employee's Credited Service shall be the sum of

         (i) with respect to the period prior to the Effective Date, the number of years of service, and fractions thereof, which were credited to such Covered Employee under Section IX-A(3)(a) of the Predecessor Employer's Plan, and

         (ii) with respect to the period after the Effective Date, the amount of Credited Service to which such Covered Employee is entitled pursuant to the terms and conditions of Article III of this Plan.

Notwithstanding anything to the contrary herein contained, a Covered Employee shall not be credited with more than one year of Credited Service with respect to the 1983 calendar year or any other 12 month period.

         4. Notwithstanding anything to the contrary herein contained, solely for the purposes of determining the amount of a Covered Employee's Accrued Annual Pension under this Plan, each Covered Employee's Credited Service shall be determined solely under the provisions of Article III of this Plan and no Credited Service shall be granted or recognized with respect to any period of employment with the Predecessor Employer; provided, however, to the extent required to obtain 5 years of compensation in order to compute covered annual compensation, compensation received from the Predecessor Employer shall be considered received from the Company.

         5. Defined terms used in this Appendix XIV shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.

                                   APPENDIX XV

          SPECIAL PROVISIONS RELATING TO CERTAIN SALARIED EMPLOYEES OF
                          EASTPORT INTERNATIONAL, INC.


         1. The provisions of this Appendix XV shall apply to (i) each salaried employee of Eastport International, Inc. ("Eastport"), a wholly-owned subsidiary of AMETEK, and (ii) each person who was a salaried employee of Eastport or of the Eastport Corporation immediately prior to the acquisition of Eastport by AMETEK and who directly transferred employment from Eastport or Eastport Corporation to the Company in connection with the acquisition of Eastport by AMETEK. Such persons shall hereinbelow be referred to as "Covered Employees" for purposes of this Appendix XV.

         2. Each Covered Employee who had attained age 25 and completed one year of Credited Service on April 1, 1984, (the "Effective Date"), regardless of whether or not such Covered Employee had attained age 60 at such date, shall become a Participant under this Plan as of the Effective Date, in accordance with and subject to all of the terms, conditions and provisions hereof.

         3. Any Covered Employee not referred to in Section 2 of this Appendix XV shall become a Participant under this Plan on the January 1 or July 1 which next follows the date such Covered Employee first satisfies the eligibility requirements set forth in Article II of this Plan.

         4. For the purpose of determining the eligibility of any Covered Employee to become a Participant under this Plan pursuant to Section 2 or
Section 3 of this Appendix XV, and for purposes of determining the Covered Employee's nonforfeitable right to his Accrued Annual Pension (but not the amount of his Accrued Annual Pension), the Credited Service of each such Covered Employee shall be deemed to have commenced on the later of July 1, 1980 or the first day of his most recent period of continuous service with Eastport or Eastport Corporation, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation, compensation received from Eastport or Eastport Corporation shall be considered as having been received from the Company.

         5. Defined terms used in this Appendix XV shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.

                                  APPENDIX XVI

          SPECIAL PROVISIONS RELATING TO CERTAIN SALARIED EMPLOYEES OF
              ACME DIVISION OF GULF & WESTERN MANUFACTURING COMPANY


         1. The provisions of this Appendix XVI shall apply only to the two following employees of the Acme Division of Gulf & Western Manufacturing Company ("Acme"), Majid Rizvi and Thomas Frantzen, who directly transferred their employment from Acme to the Company upon the Company's acquisition of Acme. Such persons shall hereinbelow be referred to as "Covered Employees" for the purposes of this Appendix XVI.

         2. For the purpose of determining the eligibility of the Covered Employees to become Participants under this Plan and for purposes of computing benefits to be provided under this Plan, the Credited Service of each such Covered Employee shall be deemed to have commenced on their most recent dates of hire with Acme: December 1, 1975, with respect to Majid Rizvi, and May 1, 1982, with respect to Thomas Frantzen.

         3. Defined terms used in this Appendix XVI shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.

                                  APPENDIX XVII

          SPECIAL PROVISIONS RELATING TO CERTAIN SALARIED EMPLOYEES OF
                     THE CARSONITE DIVISION OF AMETEK, INC.


         1. The provisions of this Appendix XVII shall apply to each salaried employee of AMETEK's Carsonite Division who (i) was an employee of Carsonite International Corporation (the "Predecessor Employer") immediately prior to the acquisition by AMETEK from the Predecessor Employer of the assets and business which comprise AMETEK's Carsonite Division, and (ii) directly transferred employment from the Predecessor Employer to AMETEK's Carsonite Division in connection with such acquisition, Such persons shall hereinafter be referred to as "Covered Employees" for purposes of this Appendix XVII.

         2. Each Covered Employee who had attained age 21 and completed one year of Credited Service on June 1, 1985 shall be eligible to participate in the Plan as of June 1, 1985, in accordance with, and subject to, all of the terms, conditions and provisions of the Plan.

         3. Any Covered Employee not referred to in Section 2 of this Appendix XVII shall be eligible to participate in the Plan on the January 1st or July 1st coincident with or next following the date such Covered Employee first satisfies the eligibility requirements set forth in Article II of the Plan.

         4. For the purpose of determining the eligibility of any Covered Employee to become a Participant under the Plan pursuant to Section 2 or Section 3 of this Appendix XVII, and for the purpose of computing the nonforfeitable percentage of the Accrued Annual Pension of any Covered Employee the Credited Service of each such Covered Employee shall be deemed to have commenced on the first day of his most recent period of continuous service with the Predecessor Employer.

         5. Notwithstanding any provisions of this Plan (including this Appendix
XVII) to the contrary, if a Covered Employee had more than 15 years to Normal Retirement Age as of June 1, 1985, then, for purposes of determining the amount of his Accrued Annual Pension, the Credited Service of such Covered Employee shall be deemed to have commenced on June 1, 1985.

         6. Notwithstanding any provision of this Plan (including this Appendix
XVII) to the contrary, if a Covered Employee has less than 15 years to Normal Retirement Age as of June 1, 1985, then, for purposes of determining the amount of his Accrued Annual Pension, the Credited Service of such Covered Employee shall be deemed to have commenced on the first day of his most recent period of continuous service with the Predecessor Employer; provided, that the Accrued Annual Pension of each such Covered Employee shall be reduced by the lesser of
(i) the "Pension Value" of such Covered Employee's interest in the Carsonite Money Purchase Pension Plan, or (ii) such Covered Employee's Accrued Annual Pension under this Plan as of June 1, 1985, computed as if his service with and compensation from the Predecessor Employer to June 1, 1985 had been service with and compensation from AMETEK. The Pension Value of a Covered Employee's interest in the Carsonite Money Purchase Pension Plan shall be the single life annuity payable to the Covered Employee at his Normal Retirement Date under an annuity contract purchased with the assets of the Carsonite Money Purchase Pension Plan, or, if such annuity contract has not been purchased, the single life annual annuity payable to the Covered Employee at his Normal Retirement Date which is the actuarial equivalent of any amounts distributed from the Carsonite Money Purchase Pension Plan to such Covered Employee, or to any amounts held for the Covered Employee and his beneficiaries, in trust or otherwise, which represents his interest in the Carsonite Money Purchase Pension Plan.

         7. To the extent required to obtain five years of Compensation in order to compute the Average Annual Compensation of a Covered Employee, compensation received from the Predecessor Employer shall be considered as having been received from AMETEK.

         8. Defined terms used in this Appendix XVII shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.

                                 APPENDIX XVIII

          SPECIAL PROVISIONS RELATING TO CERTAIN SALARIED EMPLOYEES OF
                      THE PANALARM DIVISION OF AMETEK, INC.
                     AND OF THE PANELLIT SERVICE CORPORATION


         1. The provisions of this Appendix XVIII shall apply to each salaried employee of AMETEK's Panalarm Division who (i) was an employee of United States Riley Corporation, Panalarm International, Inc. or Panellit Service Corporation (such corporations being hereinafter collectively referred to as the "Predecessor Employer") immediately prior to the acquisition by AMETEK from the Predecessor Employer (and any affiliate thereof) of the assets and business which comprise AMETEK's Panalarm Division (including the stock of Panellit Service Corporation), and (ii) directly transferred employment from the Predecessor Employer to AMETEK's Panalarm Division in connection with such acquisition (or, in the case of a salaried employee of Panellit Service Corporation, remained employed by such Corporation following the acquisition). Such persons shall hereinafter be referred to as "Covered Employees" for purposes of this Appendix XVIII.

         2. Each Employee of the Company's Panalarm Division (including the Panellit Service Corporation) on August 27, 1985 (the "Effective Date"), who had attained age 21 and completed one year of Credited Service shall be eligible to participate in the Plan as of the Effective Date, in accordance with, and subject to, all of the terms, conditions and provisions of the Plan.

         3. Any Covered Employee not referred to in Section 2 of this Appendix XVIII shall be eligible to participate in the Plan on the January 1st or July 1st coincident with or next following the date such Covered Employee first satisfies the eligibility requirements set forth in Article II of this Plan.

         4. For all purposes under the Plan, the Credited Service of a Covered Employee shall be deemed to have commenced on the first day of his most recent period of continuous service with the Predecessor Employer.

         5. Notwithstanding any other provision of this Plan (including this Appendix XVIII) to the contrary, the Accrued Annual Pension for each Covered Employee who becomes a Participant in the Plan pursuant to Section 2 of this Appendix XVIII shall be reduced by the lesser of (i) the annual pension benefit which he accrued as of the Effective Date under the United States Riley Corporation Pension Plan, and which he is entitled to receive in the form of an annuity for his life only, as of his Normal Retirement Date under such plan, or
(ii) his Accrued Annual Pension under this Plan, computed as of the Effective Date, as if his service with and compensation from the Predecessor Employer from the first day of his most recent period of continuous service with the Predecessor Employer to the Effective Date had been service with and compensation from the Company.

         6. To the extent required to obtain five years of Compensation in order to compute the Average Annual Compensation of a Covered Employee, compensation received from the Predecessor Employer shall be considered as having been received from AMETEK.

         7. Defined terms used in this Appendix XVIII shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.

                                  APPENDIX XIX

               SPECIAL PROVISIONS RELATING TO CERTAIN EMPLOYEES OF
                       THE HAVEG DIVISION OF AMETEK, INC.


         1. The provisions of this Appendix XIX shall apply to each employee of the Haveg Division of AMETEK, Inc. who (i) was an employee of E.I. DuPont de Nemours & Company (the "Predecessor Employer") immediately prior to the acquisition by AMETEK from the Predecessor Employer of the assets and business of the Predecessor Employer related to the manufacture and sale of certain heat exchangers, which assets and business now comprise a portion of AMETEK's Haveg Division, and (ii) directly transferred employment from the Predecessor Employer to AMETEK's Haveg Division, in connection with such acquisition. Such persons shall hereinafter be referred to as "Covered Employees" for purposes of this Appendix XIX.

         2. Each Covered Employee who had attained age 21 and completed one year of Credited Service on July 1, 1986 shall be eligible to participate in the Plan as of July 1, 1986 in accordance with, and subject to, all of the terms, conditions and provisions of the Plan.

         3. Any Covered Employee not referred to in Section 2 of this Appendix XIX shall be eligible to participate in the Plan on the January 1st or July 1st coincident with or next following the date such Covered Employee first satisfies the eligibility requirements set forth in Article II of the Plan.

         4. For the purpose of determining the eligibility of any Covered Employee to become a Participant under the Plan pursuant to Section 2 or Section 3 of this Appendix XIX, and for the purpose of computing the nonforfeitable percentage of the Accrued Annual Pension of any Covered Employee, the Credited Service of each such Covered Employee shall be deemed to have commenced on the first day of his most recent period of continuous service with the Predecessor Employer and to the extent required to obtain five years of compensation in order to compute average annual compensation, compensation received from the Predecessor Employer shall be considered as having been received from the Company.

                                   APPENDIX XX

                     SPECIAL PROVISIONS RELATING TO CERTAIN
                     EMPLOYEES TRANSFERRING TO KETEMA, INC.


         1. The provisions of this Appendix XX shall apply to each Former Participant in the Plan who (i) was an Employee of the Company immediately prior to December 1, 1988, and (ii) became employed by Ketema, Inc. or any of its subsidiaries ("Ketema") on or immediately after December 1, 1988 (the "Transfer Date"), or within a reasonable time thereafter in connection with the distribution of Ketema stock, all as set forth in the Benefits Agreement between AMETEK and Ketema, dated November 30, 1988 (the "Benefits Agreement") and
Schedule II to such agreement. Such persons shall herein be referred to as "Covered Employees" for purposes of this Appendix XX.

         2. The amount of the Accrued Annual Pension of any Covered Employee earned under the Plan shall be equal to the lesser of (i) or (ii) as follows:

         (i) a benefit calculated in accordance with Section 1.1 of the Plan based on such individual's service with the Company as of the Transfer Date and such individual's estimated final five year average monthly compensation for the period of service (including actual service with the Company and expected service with Ketema or any of its subsidiaries) ending on the date such individual shall have attained age 65, assuming that, during the period of such Ketema service after the Transfer Date, such individual's compensation as of the Transfer Date shall increase at the rate of 6% per annum, compounded annually. Such benefit amounts are reflected on Schedule II to the Benefits Agreement; or

         (ii) the amount of the pension benefit payable at age 65 to such Covered Employee under the pension plan sponsored by Ketema, as in effect on the Transfer Date, and as it may be amended from time to time (other than to reduce pension benefits payable to Ketema employees and Ketema subsidiary employees), determined without giving effect to the offset for the amount otherwise payable hereunder.

         3. In the event that the payment of a pension benefit (or a pre-retirement survivor benefit) under the Ketema Plan with respect to any Covered Employee commences prior to the time such individual attains age 65, the amount payable under the Plan shall be reduced in accordance with provisions of the Plan applicable to the circumstances of such payment prior to age 65 as in effect on the Transfer Date.

         4. In the event that the Ketema Plan is amended to reduce the pension benefits payable to Ketema employees and Ketema subsidiary employees, determined without giving effect to the offset for the amount payable under the Plan, the amount otherwise payable under the Plan shall be reduced in the same proportion as the pension benefit amount that becomes payable under the Ketema Plan bears to the amount that would have been payable under the Plan, as in effect on the Transfer Date, if the Covered Employee had continued service with the Company to the date of such individual's termination of service with Ketema.

         5. Solely for purposes of computing the nonforfeitable percentage of the Accrued Annual Pension of any Covered Employee earned prior to the Transfer Date, and the minimum service requirements for early retirement benefits, disability retirement benefits and pre-retirement death benefits, such Covered Employee shall receive credit for services performed as an employee of Ketema or any of its subsidiaries on or after the Transfer Date.

         6. Any Covered Employee who had attained age 65 prior to the Transfer Date may elect to treat his or her transfer of employment to Ketema or its subsidiaries as a termination of employment for purposes of enabling such Covered Employee to commence receiving the payment of his or her retirement benefit.

         7. Notwithstanding any provisions of this Appendix XX to the contrary, in the event that any Covered Employee is reemployed by the Company and again becomes a Participant hereunder, upon such individual's subsequent termination of employment, the amount of his benefit earned under the Plan shall be equal to the greater of (i) or (ii) as follows:

         (i) the benefit calculated under the provisions of this Appendix XX; or

         (ii) the benefit calculated under the provisions of the Plan determined without regard to the provisions of this Appendix XXI except for this Section 7.

         8. Notwithstanding the foregoing, the amount payable to each Covered Employee under the Plan shall in no event be less than the individual's Accrued Annual Pension, determined as of the Transfer Date, without regard to the provisions of this Appendix XX.

         9. Defined terms used in the Appendix XX shall have the same meaning as the identical defined terms as used in the Plan.

                                  APPENDIX XXI

             SPECIAL PROVISIONS RELATING TO CERTAIN EMPLOYEES OF THE
                        PROCESS DIVISION OF AMETEK, INC.


         1. The provisions of this Appendix XXI shall apply to each employee of the Process Division of AMETEK, Inc. who (i) was an employee of E.I. DuPont de Nemours & Company (the "Predecessor Employer") immediately prior to the acquisition by AMETEK from the Predecessor Employer of the assets and businesses of the Predecessor Employer which compromised its businesses known as Process Instruments and Air and Noise Monitoring Instruments, and (ii) either directly transferred employment from the Predecessor Employer to AMETEK's Process Division or within a reasonable period of time after the acquisition transferred employment from the Predecessor Employer to AMETEK's Process Division in connection with such acquisition. Such persons shall hereinbelow be referred to as "Covered Employees" for purposes of this Appendix XXI.

         2. Each Covered Employee who had attained age 21 and completed one year of credited service with the Predecessor Employer on July 1, 1990 shall be eligible to participate in the Plan as of July 1, 1990; provided, however, that in the case of an Employee not transferring directly to employment with AMETEK, such Covered Employee shall be eligible to participate in the Plan as of the first day of the month coincident with or following that Employee's commencement of employment with AMETEK.

         3. Any Covered Employee not referred to in Section 2 of this Appendix XXI shall be eligible to participate in the Plan on the January 1st or July 1st coincident with or next following the date such Covered Employee first satisfies the eligibility requirement set forth in Article II of the Plan.

         4. For the purpose of determining the eligibility of any Covered Employee to become a Participant under the Plan pursuant to Section 2 or Section 3 of this Appendix XXI, and for the purpose of computing the nonforfeitable percentage of the Accrued Annual Pension of any Covered Employee, the Credited Service of such Covered Employee shall be deemed to have commenced on the first day of the most recent period of continuous service with the Predecessor Employer, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation, compensation received from the Predecessor Employer shall be considered as having been received from the Company."

         5. Defined terms used in this Appendix XXI shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.

                                  APPENDIX XXII

               SPECIAL PROVISIONS RELATING TO THE MERGER WITH THE
                   HOUSTON INSTRUMENT DIVISION OF AMETEK, INC.


         1. The Houston Instrument Division of AMETEK, Inc. Pension Plan (the "Houston Plan") shall be merged into, and continued as part of, this Employees' Retirement Plan of AMETEK, Inc. (the "Plan"), effective as of the close of business, November 1, 1990, (the "Effective Date"), and the assets under the AMETEK, Inc. Employees' Master Retirement Trust allocable to the Houston Plan shall be transferred to the Plan as of the Effective Date, and shall be subject to the provisions of this Plan.

         2. The provisions of this Appendix XXII to the Plan shall apply to each "Participant" (as defined in the Houston Plan) and former Participant in the Houston Plan and each such person shall hereinbelow be referred to as a "Houston Participant" for purposes of this Appendix XXII.

         3. Any Houston Participant or former Houston Participant or Beneficiary who is receiving benefits under the Houston Plan or who has satisfied all of the requirements for receiving such benefits as of the Effective Date, or who becomes entitled to received such benefits after the Effective Date, shall receive such benefits at the same times and in the same amounts as provided in the Houston Plan, as in effect on the date of the merger, but payable from this Plan.

         4. Notwithstanding any other provision of this Plan (including this Appendix XXII) to the contrary, in addition to such early retirement benefits and optional forms of payment as are available under this Plan, any Houston Participant or former Houston Participant shall be entitled to elect any early retirement benefits and optional forms of payment which were available under the Houston Plan as in effect on the date of the merger with respect to such benefits.

         5. Except to the extent set forth above, defined terms used in this Appendix XXII shall have the same meaning as used in the Plan.

                                 APPENDIX XXIII

                SPECIAL PROVISIONS RELATING TO CERTAIN EMPLOYEES
                      OF THE HAVEG DIVISION OF AMETEK, INC.


         1. The Haveg Division of AMETEK, Inc. Salaried Employees' Pension Plan (the "Haveg Plan") shall be merged into, and continued as part of the Plan, effective as of the close of business, August 1, 1991 (January 1, 1989 for Code
Section 401(a)(26) purposes) (the "Effective Date"), and the assets under the AMETEK, Inc. Employees' Master Retirement Trust allocable to the Haveg Plan shall be transferred to the Plan as of August 1, 1991, and shall be subject to the provisions of this Plan.

         2. The provisions of this Appendix XXIII shall apply to each active employee of the Haveg Division of AMETEK, Inc. ("Haveg Division") who is a "Participant" as defined in the Haveg Plan on the Effective Date and who becomes a Participant in the Plan on the Effective Date as a result of the merger of the Haveg Plan with and into the Plan. Each such person shall be referred to as a "Haveg Participant" for purposes of this Appendix XXIII.

         3. Any former employee of the Haveg Division who separated from service entitled to a deferred vested pension benefit as determined under the terms of the Haveg Plan or who is receiving a pension benefit as determined under the terms of the Haveg Plan prior to the Effective Date (each a "Former Haveg Participant") or beneficiary of a Former Haveg Participant who is receiving benefits under the Haveg Plan shall receive such benefits at the same times and in the same amounts as provided in the Haveg Plan, but payable from the Plan. Any pension benefit payable to a Former Haveg Participant or beneficiary of a Former Haveg Participant shall be in an amount and form determined under the terms of the Haveg Plan as of the date the Former Haveg Participant separated from service with the Haveg Division, but payable from the Plan. Determinations, elections, designations and directions made by Former Haveg Participants under the terms of the Haveg Plan shall remain in effect under the Plan, unless changed, modified or otherwise revoked under the terms of the Plan.

         4. For purposes of Section 1.1, a Haveg Participant's Accrued Annual Pension shall be determined as a monthly amount equal to the sum of (a) 1.15% of Average Monthly Earnings up to one-twelfth (1/12th) of Covered Compensation, plus 1.35% of Average Monthly Earnings in excess of one-twelfth (1/12th) of Covered Compensation, multiplied by full years and fractions of a year of Credited Service not in excess of 35 years and (b) 1.35% of Average Monthly Earnings multiplied by Credited Service in excess of 35 years. Any partial year of earnings shall be adjusted to a full year by using the Average Monthly Earnings for the year preceding the 5 years used in the computation. A Haveg Participant's Average Monthly Earnings shall mean the monthly average of Earnings for the highest five consecutive calendar years during the last ten calendar years prior to retirement or termination of employment. A Haveg Participant's Earnings, for a Plan Year, shall mean the regular salary paid to a Haveg Participant, up to the first day of the calendar month following his 65th birthday, for services rendered to the Company, including Company payments for overtime, shift premiums, holidays, vacations, commissions, (on a uniform basis as determined by the Company), bonuses awarded by the Company, Class "B" bonuses awarded under the Haveg Industries, Inc. Bonus Plan for service rendered during 1969 and thereafter (all such bonuses prorated to the months in which service was performed), non-occupational and temporary occupational disability benefits, and any other form of income for services rendered to the Company, as approved by the Committee, including any amount contributed on behalf of the Haveg Participant who is also a participant in The AMETEK Retirement and Savings Plan or the AMETEK, Inc. Flexible Benefits Plan pursuant to such Haveg Participant's election to reduce his salary. Earnings shall also include payments made as a result of a back pay award or agreement, applied to the period of such award or agreement. For purposes hereof, "non-occupational and temporary or occupational disability benefits" shall mean the amount of regular salary, excluding premium pay for overtime, a Haveg Participant would have received, if not disabled, computed at his regular rate of pay for the number of hours or period he would normally have been expected to work were it not for the disability, such computation to be limited, however, to the period of disability up to the date upon which the Participant ceases to be entitled to receive Company benefits under a Company program for disability. A Haveg Participant's Covered Compensation for a Plan Year, with respect to any Participant or Former Participant, shall mean the average of the taxable wage bases in effect under
Section 230 of the Social Security Act for each calendar year during the 35-year period ending with the calendar year in which such Plan Year begins; provided, however, that in the cases of the Plan Years beginning January 1, 2003 and January 1, 2021, Covered Compensation shall mean Covered Compensation for the immediately preceding Plan Year.

         5. A Haveg Participant's or Former Haveg Participant's Credited Service shall be credited at a rate of 1/12 of a year for each month in which the Haveg Participant or Former Haveg Participant has Earnings, subject to additions and subtractions made in accordance with the terms of the Haveg Plan.

         5. For purposes of Section 4.05(e), a Haveg Participant's lump sum death benefit shall be in an amount equal to the lesser of (a) $5,000 or (b) the greater of $2,000 and the retiree's Accrued Annual Pension at retirement.

         6. Notwithstanding any other provision of this Plan (including this Appendix XXIII) to the contrary, any Haveg Participant or former Haveg Participant shall be entitled to elect any early retirement benefits and optional forms of payment which were available under the Haveg Plan as in effect on the Effective Date, in addition to the such early retirement benefits and optional forms of payment available under this Plan, but not including the benefit enhancement referenced in Section 5.1.

         7. Except to the extent set forth above, defined terms used in this Appendix XXIII shall have the same meaning as used in the Plan.

                                  APPENDIX XXIV

                         SPECIAL PROVISIONS RELATING TO
                    CERTAIN SALARIED EMPLOYEES OF JOFRA, INC.


         1. The provisions of this Appendix XXIV shall apply only to the salaried employees of Jofra, Inc. ("Jofra"), who directly transferred employment from Jofra to the Company upon the Company's acquisition of Jofra. Such persons shall hereinbelow be referred to as "Covered Employees" for purposes of this Appendix XXIV.

         2. For the sole purpose of determining any Covered Employee's nonforfeitable right to his Accrued Annual Pension (but not the amount of his Accrued Annual Pension), the Credited Service of such Covered Employee shall be deemed to have commenced on the first day of the most recent period of continuous service with Jofra, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation, compensation received from Jofra shall be considered as having been received from the Company.

         3. Defined terms used in this Appendix XXIV shall have the same meaning as the identical defined terms used in the Employees' Retirement Plan of AMETEK, Inc.

                                  APPENDIX XXV

          SPECIAL PROVISIONS RELATING TO CERTAIN SALARIED EMPLOYEES OF
           COMMERCIAL FILTERS DIVISION OF PARKER HANNIFIN CORPORATION


         1. The provisions of this Appendix XXV shall apply only to the following employee of the Commercial Filters Division of Parker Hannifin Corporation ("Commercial Filters"), Joseph J. Dluzyn, who directly transferred his employment from Commercial Filters to the Company upon the Company's acquisition of Commercial Filters. Such person shall be hereinbelow referred to as the "Covered Employee" for purposes of this Appendix XXV.

         2. For the sole purpose of determining the Covered Employee's nonforfeitable right to his Accrued Annual Pension (but not the amount of his Accrued Annual Pension), the Credited Service of such Covered Employee shall be deemed to have commenced on October 16, 1989.

         3. Defined terms used in this Appendix XXV shall have the same meaning as the identical defined terms used in the Employees' Retirement Plan of AMETEK, Inc.

                                  APPENDIX XXVI

                     SPECIAL PROVISIONS RELATING TO CERTAIN
           EMPLOYEES OF THE TECHNICAL MOTORS DIVISION OF AMETEK, INC.


         1. The provisions of this Appendix XXVI shall apply only to each salaried employee of the Lamb Technical Motors Division of AMETEK, Inc. ("Lamb Technical Motors"), who (i) was an employee of Cambridge-Lee Industries, Inc. (the "Predecessor Employer") immediately prior to the acquisition by AMETEK from the Predecessor Employer of the assets and business of the Predecessor Employer which comprised its Tencal operations, and (ii) directly transferred employment to the Lamb Technical Motors in connection with the acquisition. Such persons shall hereinafter be referred to as "Covered Employees" for purposes of this Appendix XII.

         2. Each Covered Employee who attained age 21 and completed one year of Credited Service with the Predecessor Employer shall be eligible to participate in the Plan, effective February 21, 1992, in accordance with, and subject to, all of the terms, conditions and provisions of the Plan.

         3. Any Covered Employee not referred to in Section 2 of this Appendix XXVI shall be eligible to participate in the Plan on the January 1st or July 1st coincident with or next following the date such Covered Employee first satisfies the eligibility requirements set forth in Article II of the Plan.

         4. For the sole purpose of determining any Covered Employee's nonforfeitable right to his Accrued Annual Pension (but not the amount of his Accrued Annual Pension), the Credited Service of such Covered Employee shall be deemed to have commenced on the first day of the most recent period of continuous service with the Predecessor Employer, and to the extent required to obtain five years of Compensation in order to compute Average Annual Compensation, compensation received from the Predecessor Employer shall be considered as having been received from the Company.

         5. Defined terms used in this Appendix XXVI shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.

                                 APPENDIX XXVII

             SPECIAL PROVISIONS RELATING TO CERTAIN EMPLOYEES OF THE
                       MICROFOAM DIVISION OF AMETEK, INC.


         1. The Microfoam Division of AMETEK, Inc. Salaried Employees' Pension Plan (the "Microfoam Plan") shall be merged into, and continued as part of the Plan, effective as of the close of business, July 1, 1992, (January 1, 1989 for Code Section 401(a)(26) purposes) (the "Effective Date"), and the assets under the AMETEK, Inc. Employees' Master Retirement Trust allocable to the Microfoam Plan shall be transferred to the Plan as of July 1, 1992, and shall be subject to the provisions of this Plan.

         2. The provisions of this Appendix XXVII shall apply to each active employee of the Microfoam Division of AMETEK, Inc. ("Microfoam Division") who is a "Participant" as defined in the Microfoam Plan on the Effective Date and who becomes a Participant in the Plan on the Effective Date as a result of the merger of the Microfoam Plan with and into the Plan. Each such person shall be referred to as a "Microfoam Participant" for purposes of this Appendix XXVII.

         3. Any former employee of the Microfoam Division who separated from service entitled to a deferred vested pension benefit as determined under the terms of the Microfoam Plan or who is receiving a pension benefit as determined under the terms of the Microfoam Plan prior to the Effective Date (each a "Former Microfoam Participant") or beneficiary of a Former Microfoam Participant who is receiving benefits under the Microfoam Plan shall receive such benefits at the same times and in the same amounts as provided in the Microfoam Plan, but payable from the Plan. Any pension benefit payable to a Former Microfoam Participant or beneficiary of a Former Microfoam Participant shall be in an amount and form determined under the terms of the Microfoam Plan as of the date the Former Microfoam Participant separated from service with the Microfoam Division, but payable from the Plan. Determinations, elections, designations and directions made by Former Microfoam Participants under the terms of the Microfoam Plan shall remain in effect under the Plan, unless changed, modified or otherwise revoked under the terms of the Plan.

         4. For purposes of Section 1.1, a Microfoam Participant's Accrued Annual Pension shall be determined as a monthly amount equal to the greater of
(a) 1.2% of Average Monthly Pay multiplied by years of Accrual Service or (b) the sum of (i) years of Accrual Service, not in excess of 35 years, multiplied by the sum of 1.08% of Average Monthly Pay plus .35% of Average Monthly Pay in excess of one-twelfth (1/12th) of Covered Compensation, plus (ii) years of Accrual Service, in excess of 35 years, multiplied by 1.35%. For Microfoam Participants, Average Monthly Pay shall mean the greater of (a) total pay for the 36 consecutive calendar months for which the Microfoam Participant's earnings is highest, divided by 36; or (b) the Microfoam Participant's average pay per month based on total pay over a number of calendar years, and a fraction of total pay for a calendar year if necessary, sufficient to obtain an aggregate amount of service equivalent to three full years. Such calendar years shall be selected beginning with the calendar year in which the average pay per month was the highest and taking in turn calendar years of successively lower average pay per month. A fraction of total pay for a calendar year shall be calculated by multiplying average pay per month for that year by the number of months needed to yield an aggregate amount of service equivalent to three full years. A Microfoam Participant's Average Monthly Pay shall include any amount which is contributed on behalf of the Microfoam Participant who is also a participant in The AMETEK Retirement and Savings Plan or the AMETEK, Inc. Flexible Benefits Plan pursuant to such 's election to reduce his salary. A Microfoam Participant's pay shall not include either (a) allowances in connection with transfer of employment or termination of employment and other special payments or (b) awards and payments under any special or incentive compensation plan, stock option plan, or similar plan of the Company or any Affiliate. To the extent necessary, the period of time during which a Microfoam Participant was employed by the predecessor employer and the pay received therefrom shall be taken into account in determining Average Monthly Pay. Microfoam Participant's Covered Compensation for a Plan Year with respect to any Participant or Former Participant, shall mean the average (without indexing subsequent to his last Severance From Service
Date) of the taxable wage bases in effect under Section 230 of the Social Security Act for each calendar year during the 35-year period ending with the calendar year in which such Participant or Former Participant attains (or will attain) Social Security Retirement Age. For Plan Years beginning before 1994, a Participant's Covered Compensation shall be the aforesaid 35-year average, rounded to the nearest whole multiple of $600.00.

         5. A Microfoam Participant's or Former Microfoam Participant's Vesting Service shall equal the sum of (a) the number of years of service and fractions thereof credited under Section IX-A(3)(a) of the Pension and Retirement Plan of E.I. DuPont de Nemours and Company (the "Dupont Plan"), for employment prior to July 26, 1983, plus (b) the total number of years of service and fractions thereof rendered as an Employee to his last Severance From Service Date, for employment on and after July 26, 1983, subject to additions and subtractions made in accordance with the terms of the Microfoam Plan. Notwithstanding anything to the contrary, a Microfoam Participant or Former Microfoam Participant shall not be credited with more than one year of Vesting Service with respect to the 1983 calendar year or any other twelve month period.

         6. A Microfoam Participant's or Former Microfoam Participant's Accrual Service shall equal the sum of (a) the number of years (and fractions thereof) of Vesting Service credited prior to July 26, 1983, plus (b) 1/12 of a year for each month beginning on and after July 1983 in which the Microfoam Participant or Former Microfoam Participant completes one Hour of Service, subject to additions and subtractions made in accordance with the terms of the Microfoam Plan. Notwithstanding anything to the contrary, a Microfoam Participant or Former Microfoam Participant shall not be credited with more than one year of Accrual Service with respect to the 1983 calendar year or any other twelve month period.

         7. For purposes of Section 4.3, a Microfoam Participant must complete fifteen years of Vesting Service in order to be eligible for a disability retirement pension.

         8. For purposes of Section 4.5(f), a Microfoam Participant's lump sum death benefit shall be $5,000.

         9. Notwithstanding anything to the contrary, herein contained, the benefit payable to any Microfoam Participant, Former Microfoam Participant or spouse thereof, other than the benefit pursuant to Section 4.5(f), shall be offset by the amount of the benefit, if any payable to such Microfoam Participant, Former Microfoam Participant or spouse thereof, under the DuPont Plan, based on the assumption that such person will commence to receive his benefit from the DuPont Plan on the date he first commences to receive a benefit from this Plan, or if later, that he will commence to receive such benefit on the earliest eligibility date under the DuPont Plan. For purposes of determining the amount of this offset, the benefit payable to such Microfoam Participant, Former Microfoam Participant or spouse thereof shall be actuarially adjusted so that such benefit is expressed as a benefit payable at the same time and in the same


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
form, as is the benefit otherwise payable to the Microfoam Participant, Former Microfoam Participant or spouse thereof under this Plan.

         10. Notwithstanding any other provision of this Plan (including this Appendix XXVII) to the contrary, any Microfoam Participant or former Microfoam Participant shall be entitled to elect any early retirement benefits and optional forms of payment which were available under the Microfoam Plan as in effect on the Effective Date, in addition to the such early retirement benefits and optional forms of payment available under this Plan, but not including the benefit enhancement referenced in Section 5.1.

         11. Except to the extent set forth above, defined terms used in this Appendix XXVII shall have the same meaning as used in the Plan.


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
                                 APPENDIX XXVIII

             SPECIAL PROVISIONS RELATING TO CERTAIN EMPLOYEES OF THE
                       U.S. GAUGE DIVISION OF AMETEK, INC.


         1. The provisions of this Appendix XXVIII shall apply to each non-union employee of the U.S. Gauge Division of AMETEK, Inc. ("U.S. Gauge") who (i) was an employee of Schlumberger Industries, Inc. (the "Predecessor Employer") immediately prior to the acquisition by the Company from the Predecessor Employer of the assets of the Predecessor Employer which compromised its Weston USA Transducer Division, and (ii) either directly transferred employment from the Predecessor Employer to U.S. Gauge or within a reasonable period of time after the acquisition transferred employment from the Predecessor Employer to U.S. Gauge in connection with such acquisition. Such persons shall herein below be referred to as "Covered Employees" for purposes of this Appendix XXVIII.

         2. Each Covered Employee who had attained age 21 and completed one year of credited service with the Predecessor Employer on August 25, 1989 shall be eligible to participate in the Plan as of his date of hire with the Company. If a Covered Employee has completed less than 5 years of Credited Service with the Company at his Severance From Service Date, his Average Annual Compensation shall be determined using his Compensation earned as an Employee of the Company.

         3. Any Covered Employee not referred to in Section 2 of this Appendix XXVIII shall be eligible to participate in the Plan on the January 1st or July 1st coincident with or next following the date such Covered Employee first satisfies the eligibility requirement set forth in Article II of the Plan.

         4. For the purpose of determining the eligibility of any Covered Employee to become a Participant under the Plan pursuant to Section 2 of this Appendix XXVIII, and for the purpose of determining any Covered Employee's nonforfeitable right to an Accrued Annual Pension under the Plan, Credited Service of such Covered Employee shall be deemed to have commenced on the first day of the most recent period of continuous service with the Predecessor Employer. For all other purposes, a Covered Employee's Credited Service shall commence on his date of hire with the Company.

         5. Defined terms used in this Appendix XXVIII shall have the same meaning as the identical defined terms as used in the Employees' Retirement Plan of AMETEK, Inc.

                                 APPENDIX XXVIX

                     SPECIAL PROVISIONS RELATING TO CERTAIN
                       EMPLOYEES OF THE MICROFOAM DIVISION

         1. Notwithstanding any other provision of the Plan to the contrary, each Participant who was an Employee in the Company's Microfoam Division and who transferred his employment on the closing date of the sale of the Microfoam Division to Astro-Valcour, Inc., pursuant to the Asset Purchase Agreement dated March 21, 1995, shall be entitled to one hundred percent (100%) of his Accrued Annual Pension Account regardless of the number of years of Credited Service he completed prior to the sale.

         2. Defined terms used in this Appendix XXVIX shall have the same meaning as the identical defined terms as used in Employees' Retirement Plan of AMETEK, Inc.

                                  APPENDIX XXX

                      SPECIAL PROVISION RELATING TO CERTAIN
                       EMPLOYEES OF THE PLYMOUTH PRODUCTS
                            DIVISION OF AMETEK, INC.

         1. The provisions of this Appendix shall apply to each Former Participant in the Plan who (i) was an Employee of the Plymouth Products Division of AMETEK, Inc. as of July 31, 1997 and (ii) remained employed by AMETEK, Inc. immediately following its merger with Culligan Water Company, Inc., ("Culligan") pursuant to the Amended and Restated Agreement and Plan of Merger and Reorganization dated February 5, 1997 and the Amended and Restated Contribution and Distribution Agreement dated February 5, 1997. Such Former Participants shall herein be referred to as "Covered Employees" for purposes of this Appendix XXX.

         2. Each Covered Employee shall not be deemed to have incurred a Severance From Service Date under the Plan until such Covered Employee first terminates service with Culligan on or after July 31, 1997.

         3. Each Covered Employee's Accrued Annual Pension shall be based on his Credited Service, and the terms and conditions of the Plan as of July 31, 1997; provided, however, that "Average Annual Compensation" shall be calculated by treating Compensation earned with Culligan after July 31, 1997 as if it were Compensation earned with AMETEK, Inc. after July 31, 1997, but the amount of such Covered Employee's annual Compensation for each year after 1996 that will be recognized under the Plan shall be limited to an amount equal to such Covered Employee's 1996 Compensation, increased by 5% per annum, compounded annually and further provided that Covered Compensation shall reflect indexing of the taxable wage base up to the Covered Employee's Severance From Service Date.

         4. For the purposes of determining any Covered Employee's nonforfeitable right to his Accrued Annual Pension, and eligibility for early retirement, disability and pre-retirement death benefits under the Plan (but not for determining the benefit amount thereof), the Credited Service of such Covered Employee shall be deemed to include service with Culligan Water Technologies, Inc. after July 31, 1997 until such Covered Employee's Severance From Service Date.

         5. Defined terms used in this Appendix XXX shall have the same meaning as the identical defined terms used in the Plan.